EXHIBIT 10.21






                                REAL ESTATE LEASE



                          M & Z VALLEY ASSOCIATES, LLC

                     a California limited liability company



                                    LANDLORD



                                       And



                                HOLOWORLD, INC.,

                             a Delaware corporation



                                     TENANT





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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I.  BASIC TERMS........................................................1

     SECTION 1.1.     DATE OF LEASE............................................1
     SECTION 1.2.     LANDLORD.................................................1
     SECTION 1.3.     TENANT...................................................1
     SECTION 1.4.     PROPERTY.................................................1
     SECTION 1.5.     LEASE TERM...............................................1
     SECTION 1.6.     PERMITTED USE............................................2
     SECTION 1.7.     TENANT'S GUARANTOR.......................................3
     SECTION 1.8.     BROKER...................................................3
     SECTION 1.9.     SECURITY DEPOSIT.........................................3
     SECTION 1.10.    RENT AND OTHER CHARGES PAYABLE BY TENANT.................3
     SECTION 1.11.    TENANT'S CONTINGENCY PERIOD..............................4
     SECTION 1.12.    LANDLORD'S CONTINGENCIES.................................4

ARTICLE II.  LEASE TERM........................................................5

     SECTION 2.1.     LEASE OF PROPERTY FOR LEASE TERM.........................5
     SECTION 2.2.     HOLDING OVER.............................................5

ARTICLE III.  BASE RENT; PERCENTAGE RENT.......................................5

     SECTION 3.1.     TIME AND MANNER OF PAYMENT...............................5
     SECTION 3.2.     TERMINATION; ADVANCE PAYMENTS............................5
     SECTION 3.3.     PARTIAL MONTH............................................6
     SECTION 3.4.     PERCENTAGE RENT..........................................6

ARTICLE IV.  OTHER CHARGES PAYABLE BY TENANT...................................9

     SECTION 4.1.     ADDITIONAL RENT..........................................9
     SECTION 4.2.     PROPERTY TAXES...........................................9
     SECTION 4.3.     INSURANCE...............................................11
     SECTION 4.4.     WAIVER OF SUBROGATION...................................12
     SECTION 4.5.     UTILITIES...............................................13
     SECTION 4.6.     COMMON AREA MAINTENANCE COSTS...........................13
     SECTION 4.7.     LATE CHARGES............................................13
     SECTION 4.8.     INTEREST ON PAST DUE OBLIGATIONS........................13
     SECTION 4.9.     TRIPLE NET LEASE........................................14

ARTICLE V.  USE OF PROPERTY...................................................14

     SECTION 5.1.     PERMITTED USES..........................................14
     SECTION 5.2.     MANNER OF USE...........................................14
     SECTION 5.3.     SIGNS, ADVERTISING, AND AUCTIONS........................14
     SECTION 5.4.     INDEMNITY...............................................15
     SECTION 5.5.     LANDLORD'S ACCESS.......................................15
     SECTION 5.6.     QUIET POSSESSION........................................15

ARTICLE VI.  CONDITION OF PROPERTY; MAINTENANCE,  REPAIRS AND ALTERATIONS.....16

     SECTION 6.1.     EXISTING CONDITION......................................16
     SECTION 6.2.     EXEMPTION OF LANDLORD FROM LIABILITY....................16
     SECTION 6.3.     LANDLORD'S OBLIGATIONS..................................16
     SECTION 6.4.     TENANT'S OBLIGATIONS....................................16
     SECTION 6.5.     ALTERATIONS, ADDITIONS, AND IMPROVEMENTS................17

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     SECTION 6.6.     HAZARDOUS MATERIALS.....................................17
     SECTION 6.7.     SURRENDER OF PROPERTY...................................19

ARTICLE VII.  DAMAGE OR DESTRUCTION...........................................19

     SECTION 7.1.     DAMAGE TO PROPERTY......................................19
     SECTION 7.2.     TEMPORARY REDUCTION OF RENT.............................19
     SECTION 7.3.     WAIVER..................................................20

ARTICLE VIII.  CONDEMNATION...................................................20


ARTICLE IX.  ASSIGNMENT AND SUBLETTING........................................21

     SECTION 9.1.     LANDLORD'S CONSENT REQUIRED.............................21
     SECTION 9.2.     TRANSFER TO AFFILIATES; PERMITTED SUBLEASES.............21
     SECTION 9.3.     NO RELEASE OF TENANT....................................21
     SECTION 9.4.     LANDLORD'S CONSENT......................................21
     SECTION 9.5.     NO MERGER...............................................22

ARTICLE X.  SECURITY DEPOSIT..................................................22

     SECTION 10.1.    DEPOSITS................................................22
     SECTION 10.2.    LIQUIDATED DAMAGES......................................23

ARTICLE XI.  DEFAULTS; REMEDIES...............................................24

     SECTION 11.1.    COVENANTS AND CONDITIONS................................24
     SECTION 11.2.    DEFAULTS................................................24
     SECTION 11.3.    REMEDIES................................................25
     SECTION 11.4.    TERMINATION.............................................26
     SECTION 11.5.    CUMULATIVE REMEDIES.....................................27

ARTICLE XII.  LANDLORD'S DEFAULT..............................................27

     SECTION 12.1.    TENANT'S REMEDY.........................................27
     SECTION 12.2.    LIMITATION ON LANDLORD'S LIABILITY......................27

ARTICLE XIII.  PROTECTION OF LENDERS..........................................27

     SECTION 13.1.    SUBORDINATION...........................................27
     SECTION 13.2.    ATTORNMENT..............................................28
     SECTION 13.3.    SIGNING OF DOCUMENTS....................................28
     SECTION 13.4.    ESTOPPEL CERTIFICATES...................................28
     SECTION 13.5.    TENANT'S FINANCIAL CONDITION............................29

ARTICLE XIV. LEGAL COSTS......................................................29

     SECTION 14.1.    LEGAL PROCEEDINGS.......................................29
     SECTION 14.2.    LANDLORD'S CONSENT......................................30

ARTICLE XV.  OPTION TO PURCHASE...............................................30

     SECTION 15.1.    OPTION..................................................30

ARTICLE XVI.  MISCELLANEOUS PROVISIONS........................................31

     SECTION 16.1.    LANDLORD................................................31
     SECTION 16.2.    SEVERABILITY............................................31
     SECTION 16.3.    INTERPRETATION..........................................31
     SECTION 16.4.    INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS........31
     SECTION 16.5.    NOTICES.................................................32
     SECTION 16.6.    WAIVERS.................................................32

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     SECTION 16.7.    NO RECORDATION..........................................33
     SECTION 16.8.    BINDING EFFECT; CHOICE OF LAW...........................33
     SECTION 16.9.    AUTHORITY...............................................33
     SECTION 16.10.   FORCE MAJEURE...........................................33
     SECTION 16.11.   EXECUTION OF LEASE......................................33
     SECTION 16.12.   SURVIVAL................................................33
     SECTION 16.13.   ARBITRATION.............................................34

ARTICLE XVII.  DESIGN AND CONSTRUCTION OF IMPROVEMENTS........................35

     SECTION 17.1.    DESIGN..................................................35
     SECTION 17.2.    CONSTRUCTION............................................36
     SECTION 17.3.    TENANT IMPROVEMENT ALLOWANCE............................37
     SECTION 17.4.    CONSTRUCTION STANDARDS; COMPLIANCE WITH LAWS............38

ARTICLE XVIII. MISCELLANEOUS ADDITIONAL PROVISIONS............................39

     SECTION 18.1.    APPROVAL................................................39
     SECTION 18.2.    NO THIRD PARTY BENEFICIARIES............................39



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                                REAL ESTATE LEASE

                            (SINGLE TENANT FACILITY)



                                    ARTICLE I

                                   BASIC TERMS

         Section 1.1     Date of Lease.
         -----------

         September 25, 1998.

         Section 1.2     Landlord.
         -----------

         M & Z VALLEY ASSOCIATES, LLC, a California limited liability company. Address of Landlord: 1332 Park View Avenue, Suite 101, Manhattan Beach, CA 90266, Attn: John Zahoudanis.

         Section 1.3     Tenant.
         -----------

         HOLOWORLD, INC., a Delaware corporation
         Address of Tenant: 21800 Oxnard Street, Suite 220, Woodland Hills, CA 91367

         Section 1.4     Property.
         ------------

         That certain parcel of real property located in Aliso Viejo, County of Orange, State of California as depicted on Exhibit "A" attached hereto and incorporated herein by reference ("Land"). In accordance with the terms of this Lease, Landlord shall construct upon the Land a one (1) story shell building containing approximately 20,000 square feet of floor area ("Building") as described in Exhibit "B", attached hereto and incorporated herein by reference, together with amenities including, but not limited to, utilities, grading, paving, access rights, exterior lighting and landscaping (collectively, "Improvements"). The exact configuration and dimensions of the Building shall be as set forth in the final Plans as described in Article XVII. The Land and the Improvements (including the Building) may be collectively referred to herein as the "Property."

         Section 1.5     Lease Term.
         -----------

         The term ("Term") of this Lease shall be twenty (20) years (subject to early termination due to Tenant's exercise of its option to purchase the Property as set forth in Article XV and as elsewhere expressly set forth in this Lease), commencing on the date ("Commencement Date") that is one hundred twenty
(120) days after the date that Landlord delivers possession of the shell Building to be constructed by Landlord pursuant to the terms of this Lease to Tenant Substantially Completed (as hereinafter defined) in accordance with the Plans, subject to extension for force majeure delays and any delays caused by Landlord's failure to respond to a

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request for approval of any tenant improvement work within five (5) business days of submittal by Tenant of a request for approval.

         For purposes of this Lease, the shell Building shall be deemed substantially completed in accordance with the Plans only upon the occurrence of all of the following ("Substantial Completion"): (a) all of Landlord's Work (as defined in Article XVII) has been fully completed by Landlord in accordance with the terms of this Lease except for normal so-called "punchlist" or "pick-up list" items which do not unreasonably interfere with the Tenant Improvement Work (as defined in Article XVII); (b) Landlord has obtained and provided Tenant with copies of such governmental authorizations, permits or approvals related to Landlord's Work as may be required to permit Tenant's contractors, consultants and permittees to commence and complete the Tenant Improvement Work and upon its completion in accordance with the terms of this Lease to obtain a permanent certificate of occupancy for the Property; (c) all primary sewer, water, electrical and other utility services have been connected and are supplied to the Building as required by the Plans; (d) the Building and all outside areas of the Property are in a clean and safe condition for the use by Tenant contractors, consultants and permittees and Landlord has provided access and tendered possession of the Property to Tenant; (e) Landlord's architect and general contractor have delivered their certificate to Tenant certifying that Landlord's Work has been completed in accordance with the final Plans; (f) Landlord has provided Tenant with all non-disturbance agreements in accordance with the provisions of this Lease to the extent that the Lease is subordinate to the interest of any lender, ground lessor or other encumbrancer; and (g) Landlord provides Tenant with a complete set of "as-built" plans for the Property not later than ninety (90) days following turnover of the Building to Tenant. Whenever in the Lease reference is made to Landlord's delivery of possession of the shell Building to Tenant, such reference shall mean that all of the Substantial Completion conditions set forth above have occurred.

         Section 1.6     Permitted Use.
         -----------

         The Property may be used only for an electronic entertainment center with associated restaurant and food uses, including a "HoloWorld" as depicted on Exhibit G attached hereto (the "Permitted Use"), provided that the total floor area devoted to restaurant, bar, juice bar, kitchen, and other food and beverage use areas shall not exceed 6,780 square feet. Tenant shall comply with all applicable parking restrictions imposed by the County of Orange and other governmental agencies and by the declarations, covenants, conditions and restrictions for the Shopping Center (Park Plaza). No later than one hundred twenty (120) days after Substantial Completion of the shell Building (subject to unavoidable delays caused by acts of God, labor disputes, strikes, fires, freight embargoes, rainy and stormy weather) Tenant shall open for business, fully fixturized and stocked, and shall thereafter operate continuously as the Permitted Use. Notwithstanding any unavoidable delays or anything else in this Lease to the contrary, in the event that Tenant has not opened for business, fully fixturized and stocked, within one hundred thirty-five (135) days after Substantial Completion of the shell Building, Tenant shall pay Landlord, on that date, additional rent in the amount of one-half (1/2) month's Base Rent, over and above any other rent and other amounts due Landlord under this Lease. Notwithstanding anything else in this Lease to the contrary, in the event that Tenant has not opened for business, fully fixturized and stocked, within one hundred fifty (150) days after Substantial Completion of the shell Building, Tenant shall pay Landlord, on that date, additional rent in the amount of one-half (1/2) month's Base

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Rent, over and above any other rent and other amounts due Landlord under this
Lease. Notwithstanding any unavoidable delays or anything else in this Lease to the contrary, in the event that Tenant has not opened for business, fully fixturized and stocked, within one hundred eighty (180) days after Substantial Completion of the shell Building, then Tenant shall be in material default under this Lease and Landlord may invoke the liquidated damages provisions contained in Section 10.2 or exercise any other remedy under this Lease.

         Section 1.7     Tenant's Guarantor.
         -----------

         To be determined.

         Section 1.8     Broker.
         -----------

         Grubb & Ellis, which represents Landlord, and Ira Spilky & Associates, which represents Tenant. Landlord shall be responsible for any and all brokerage commissions due to Grubb & Ellis in connection with this transaction pursuant to a separate agreement. The parties acknowledge that Grubb & Ellis will pay a portion of its commission to Ira Spilky & Associates and that neither Landlord nor Tenant will pay a separate commission to Ira Spilky & Associates.

         Section 1.9     Security Deposit.
         -----------

         Concurrently with the execution of this Lease, Tenant shall deposit with Escrow Agent, as security for the performance of Tenant's obligations under this Lease, an initial deposit of $50,000.00, and shall thereafter deposit with Escrow Agent a second deposit of $450,000.00 (collectively, "Deposit") as provided in Article X below. The Deposit shall be released to Landlord as provided in said Article X. Landlord shall be entitled to apply the Deposit following a default by Tenant in its obligations hereunder and the delivery of notice and expiration of the applicable cure period, in the amount necessary to cure such default, and to deduct from the Deposit the amount of all Percentage Rent as such Percentage Rent becomes due and payable to Landlord. So long as Tenant is not then in default, Landlord shall apply the Deposit as provided in said Article.

         Section 1.10    Rent and Other Charges Payable by Tenant.
         ------------

         (a)      Base Rent.
                  ---------

         Commencing on the Commencement Date, yearly Base Rent shall be payable in the amount of the product of $22.80 per square foot multiplied by the number of usable square feet in the Building (approximately $456,000, subject to the determination of the exact number of usable square feet in the Building). As used herein, "usable square feet" means the interior area of the shell Building measured wall to wall, without deduction for columns, projections, or partitions. Landlord's architect shall calculate and certify to Landlord and Tenant the exact usable square footage upon Substantial Completion of the shell Building. Commencing on the fifth (5th) anniversary date of the Commencement Date, yearly Base Rent shall be increased to $26.20 per square foot multiplied by the usable square footage. Commencing on the tenth (10th) anniversary date of the Commencement Date, yearly Base Rent shall be increased to $30.82 per square foot multiplied by the usable square footage. Commencing on the fifteenth (15th)

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anniversary date of the Commencement Date, yearly Base Rent shall be increased to $35.44 per square foot multiplied by the usable square footage.

         (b) Percentage Rent. In addition to the Base Rent, Tenant shall pay percentage rent ("Percentage Rent") in the amount of six percent (6%) over the natural breakpoint, as provided in
                  Article III.

         (c)      Additional Rent:  (i) Real Property Taxes (See Section 4.2);
                  (ii) Insurance Premiums (See Section 4.3); (iii)Utilities (see
                  Section 4.5); (iv) Common Area Maintenance Costs (see Section 4.6) and (v) Maintenance, Repairs and Alterations (See Article
                  VI).

         Section 1.11    Tenant's Contingency Period.
         ------------

         Tenant may cancel this Lease, by giving written notice to Landlord, at anytime before October 7, 1998 of Tenant's disapproval of any of the following contingencies, which are for Tenant's benefit:

         (a) Any investigations which Tenant desires to conduct regarding economic feasibility, physical and environmental conditions, zoning, land use and restrictions, and other matters affecting the use of the Property for the Permitted Use. Tenant acknowledges receipt of and approval of the due diligence documents referred to in Exhibit F, attached hereto and incorporated herein.

         (b) The terms and conditions of Landlord's intended term financing for the Property, which term financing shall be assumable (subject to the lender's conditions and qualifications for assumption, including, but not limited to, the creditworthiness of the assuming party, and provided that Tenant shall pay all assumption fees, charges and costs in connection with any such assumption).

         In the event Tenant timely cancels this Lease, the Deposit shall be returned to Tenant.

         Section 1.12     Landlord's Contingencies.
         ------------

         Landlord may cancel this Lease, by giving written notice to Tenant, in the event that Landlord (a) has not acquired title to the Land within six (6) months after the date of this Lease, or (b) has not obtained a commitment for construction and term financing satisfactory to Landlord within ninety (90) days after the date of this Lease. In the event that Landlord timely cancels this Lease, the Deposit shall be returned to Tenant. Tenant shall have the right to cancel this Lease, by giving written notice to Landlord, in the event that Landlord has not acquired title to the Land within six (6) months after the date of this Lease, and in the event Tenant so cancels the Lease the Deposit shall be returned to Tenant.

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                                   ARTICLE II

                                   LEASE TERM

         Section 2.1     Lease of Property for Lease Term.
         -----------

         Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in
Section 1.5 above and shall begin and end on the dates specified in Section 1.5 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in
Section 1.5 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

         Section 2.2     Holding Over.
         -----------

         Tenant shall vacate the Property upon the expiration or earlier termination of this Lease in a neat and clean condition. Tenant shall reimburse Landlord for, and indemnify Landlord against, all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that Base Rent shall be an amount equal to 150% of the Base Rent payable under the Lease at the time of expiration or termination.

                                   ARTICLE III

                           BASE RENT; PERCENTAGE RENT

         Section 3.1     Time and Manner of Payment.
         -----------

         Base Rent shall be due and payable on the first day of each month commencing on the Commencement Date. Base Rent shall be paid in advance without offset, deduction or prior demand except as expressly provided herein, and shall be payable at Landlord's address or at such other place as Landlord may designate in writing. Notwithstanding anything to the contrary in this Lease, Tenant shall pay the Base Rent on the Commencement Date, and if the first month's Base Rent is for a partial month Tenant shall also pay, on the Commencement Date, the full month's Base Rent for the month following the partial month, and there shall be no grace period for the payment of the said Base Rents. Tenant's failure to timely pay said Base Rents as provided in the preceding sentence shall be a material default under this Lease and Landlord may invoke the liquidated damages provisions contained in Section 10.2 or exercise any other remedy under this Lease.

         Section 3.2     Termination; Advance Payments.
         -----------

         Upon termination of this Lease under Article VIII (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid

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for real property taxes and other reserves which apply to any time periods after termination of the Lease.

         Section 3.3     Partial Month.
         -----------

         Should the Commencement Date be a day of the month other than the first day of such month, then the Base Rent for the first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month and at an amount equal to one/three hundred and sixtieth (1/360th) of the annual Base Rent for each such day. Base Rent for such partial month shall be due and payable upon the Commencement Date. Base Rent shall likewise be prorated for the fractional month at the end of the Lease Term.

         Section 3.4     Percentage Rent.
         -----------

         (a) Tenant also agrees to pay to Landlord, at the times and in the manner specified in this Lease, Percentage Rent in the amount of six percent (6%) over the natural breakpoint. This computation shall be made with respect to each Lease Year; provided, however, that the Gross Sales made during the fractional month, if any, preceding the first Lease Year shall be included in the Gross Sales of that Lease Year. For any partial Lease Year (that includes any period shorter than a calendar year that precedes the termination of this Lease and any full Lease Year during which Tenant's obligation to pay Base Rent has been abated, in whole or in part for any reason) the amount of annual Gross Sales shall be reduced by multiplying that amount by a fraction, the numerator of which is the total actual amount of Base Rent Tenant was obligated to pay during the partial Lease Year and the denominator of which is the total Base Rent Tenant would have been obligated to pay, on an average basis, had the partial Lease Year at issue been a full Lease Year or if the Base Rent for such Lease Year had not been abated, as applicable.

         (b) Lease Year means with respect to the first Lease Year, the period commencing on the first day of the first full calendar month after the commencement date of the Term (Lease Year Commencement Date) and ending on the day immediately preceding the anniversary of the Lease Year Commencement Date; and with respect to each succeeding Lease Year, the twelve (12) month period commencing on each anniversary of the Lease Year Commencement Date, provided that the last Lease Year shall end on the last day of the Term or on such an earlier date as the Lease is terminated in accordance with its terms.

         (c) Gross Sales shall include (less the exceptions and authorized deductions in this Lease) all sales made and all cash and credit revenue of Tenant, including food and beverage sales, revenues from electronic and other games, finance charges to customers, and in case of sales on credit whether or not payment is actually made, at, in, on, or from the Premises; all service fees or other consideration paid to Tenant as compensation for Tenant's sale or distribution of lottery tickets, or in connection with any local, state, or federal lottery; all charges for services, alterations or repairs made at, in, on, or from the Premises; the gross amount received by Tenant for merchandise sold pursuant to orders received in or from the Premises, though filled elsewhere; and the gross amount received by Tenant from all other sources of income derived from the business conducted on the Premises.

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         (d)   There is excepted from Tenant's Gross Sales the amount of
all sales tax receipts required to be accounted for by Tenant to any government or governmental agency, but not the amount of any excise tax (except a consumer excise tax) or other governmental obligation in the nature of a tax on the privilege of doing business. There shall also be deducted from Tenant's Gross Sales the amount of any actual refunds or credits made by Tenant for returned merchandise, provided the sale of such merchandise was previously included by Tenant in Tenant's Gross Sales.

         (e) Tenant shall record at the time of sale all receipts from sales or other transactions, whether cash or credit, in a cash register or registers having tape that accumulates and consecutively numbers all purchases. Tenant shall keep:

               (i) full and accurate books of account and records in accordance with generally accepted accounting principles consistently applied, including, without limitation, a sales journal, general ledger, and all bank account statements showing deposits of Gross Sales revenue;

               (ii) all cash register receipts with, regard to the Gross Sales, credits, refunds, and other pertinent transactions made from or on the Premises (including the Gross Sales of any subtenant, licensee, or concessionaire); and

               (iii) detailed original records of any exclusions or deductions from Gross Sales (including any exclusions or deductions from Gross Sales of any subtenant, licensee, or concessionaire). These books, receipts, and records shall be kept for a period of two (2) years after the close of each Lease Year, and shall be available for inspection and audit by Landlord and Landlord's representatives at the Premises at all times during regular business hours. In addition, on request of Landlord or Landlord's representatives, Tenant agrees to furnish copies of Tenant's state and local sales and use tax returns, if required to be filed in the state where the Property is located.

         (f) Within ten (10) days after the end of each calendar quarter, commencing with the tenth (10th) day of the month following the calendar quarter which follows the calendar month in which Tenant's obligation to pay Percentage Rent commences and ending with the tenth (10th) day of the month following the last month of the Term, Tenant shall furnish Landlord with a statement, to be certified as correct by Tenant or the employee of Tenant authorized so to certify, that sets forth Tenant's Gross Sales for the quarter just concluded ("Quarterly Sales Statement"), including any authorized exclusions and deductions. With each Quarterly Sales Statement, Tenant shall pay to Landlord as Percentage Rent an amount equal to the percentage factor set forth above multiplied by the amount of Tenant's Gross Sales for the quarter reported in excess of one-fourth (1/4th) of the dollar amounts set forth above, adjusted as provided in Sections 3.4(a) and 3.4(b) if appropriate. Prior to the last day of the first month following the end of each Lease Year, Tenant shall furnish Landlord a statement of Tenant's annual Gross Sales made during the previous Lease Year, or any partial Lease Year, including any authorized deductions ("Annual Sales Statement"). Such Annual Sales Statement shall be certified as correct by Tenant, or if Tenant is a corporation, by an authorized officer of Tenant. With each Annual Sales Statement Tenant shall pay to Landlord the amount of any additional Percentage Rent that is payable to Landlord, considering any installments of Percentage Rent paid by Tenant

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to Landlord during the previous Lease Year or partial Lease Year, as appropriate. If the Annual Sales Statement shows that during the previous Lease Year Tenant paid more Percentage Rent than it was obligated to pay under the terms of this Lease, the amount of this overpayment shall be applied to the next installment or installments of Base Rent due or, if the overpayment was in the last year of the Term, Landlord shall refund to Tenant the full amount of this overpayment within thirty (30) days of Landlord's receipt of the statement. Once with respect to each Lease Year and within two (2) years after its end, whether during or after the Term, Landlord may cause an audit of Tenant's business by an independent accountant of Landlord's own selection, and if any quarterly or annual statement of Gross Sales for the Lease Year made by Tenant to Landlord is found to be more than two percent (2%) less than the amount of Tenant's actual Gross Sales for the period covered by this statement, Tenant shall immediately pay to Landlord the cost of the audit and any additional Percentage Rent shown to be payable by Tenant, together with interest from the original due date at the default rate specified herein; otherwise, the cost of this audit shall be paid by Landlord. If Tenant fails to provide to Landlord any Quarterly Sales Statement or Annual Sales Statement at the time and in the manner specified in this Lease, this failure shall constitute a default under this Lease and Landlord shall have the right, in addition to any other rights or remedies it may have under this Lease, to conduct an audit to determine these sales, and Tenant shall immediately reimburse Landlord for the cost of the audit on written demand by Landlord. If any two (2) consecutive Annual Sales Statements are found to be more than two percent (2%) less than the amount of Tenant's Gross Sales shown by such audits, the understatement shall be deemed willful and Landlord may terminate this Lease upon written notice given at any time within thirty
(30) days after receipt of the audit by Landlord. If at any time Tenant causes an audit of Tenant's business at the Premises to be made by an independent accountant, Tenant shall furnish Landlord a copy of the report of this audit at no cost to Landlord, within ten (10) days after Tenant's receipt of the audit report.

         (g) The acceptance by Landlord of any monies paid to Landlord by Tenant as Percentage Rent for the Premises as shown by any Annual Sales Statement furnished by Tenant shall not be an admission of the accuracy of the statement or of any of the quarterly statements furnished by Tenant during the subject year, or of the sufficiency of the amount of Percentage Rent payments, but Landlord shall be entitled at any time within two (2) years from the end of the Lease Year for which any of the Percentage Rent payments have been paid to question the sufficiency of the amount paid and the accuracy of the statements furnished by Tenant to justify the amount Tenant shall, for each period of two
(2) years, including the two (2) years following the end of the Term, keep safe and intact all of the records, books, and accounts required under Section 3.4(e), and shall upon request make these records available to Landlord, Landlord's auditor, representative, or agent for examination at any reasonable time during this period.

         (h) Tenant shall operate Tenant's business in the Premises with due diligence and efficiency so as to produce the maximum amount of Gross Sales that may be produced by this manner of operation.

         (i) Wherever Tenant's business or operations, or Tenant's Gross Sales, or Tenant's records, books, accounts, and other data are referred to in this Lease, they shall be deemed to include those of any assignee, sublessee, concessionaire, licensee, vending machine operator, or other person, firm, or corporation selling merchandise or services on or from the Premises;

provided that this subsection shall not be deemed to imply consent to the operations of any other person, firm, or corporation except in accordance with the provisions of Article IX.

         (j) If this Lease is terminated by Landlord because of Tenant's default, and if Tenant becomes liable for any deficiency in rent by way of damages or otherwise, or if at any time during the Term, Tenant ceases to conduct on the Property the Permitted Use, then from and after the time of the breach causing this termination, or from and after the time of the cessation of business, the rent shall be deemed to be the combined total of the Base Rent provided in Section 1.10(a) and an amount based upon the average of the payments that have accrued to Landlord as Percentage Rent under this Section during the twenty-four (24) months preceding the termination or cessation of business, unless the termination or cessation occurs within three (3) years of the beginning of the Term, in which event the previous twelve (12) (or fewer, if applicable) months shall be used as the basis of this average.

         (k) Neither the provisions in Section 3.4 for the computation of Percentage Rent, nor any one or more agreements contained in this Lease, is intended, deemed, or construed to create a partnership between Landlord and Tenant, to make them joint venturers, or to make Landlord in any way responsible for the debts or losses of Tenant.

                                   ARTICLE IV

                         OTHER CHARGES PAYABLE BY TENANT

         Section 4.1     Additional Rent.
         -----------

         All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent. Landlord shall be responsible for, and shall pay, all Additional Rent attributable to periods prior to the Commencement Date.

         Section 4.2     Property Taxes.
         -----------

         (a) Real Property Taxes. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Such payment shall be made prior to the penalty imposition date of the taxes. Concurrently with the payment, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. If Tenant fails to pay the real property taxes when due, Landlord may, after ten (10) days notice to Tenant, pay the taxes, and Tenant shall reimburse Landlord for the amount of such tax payment, including interest and penalties, as Additional Rent plus interest at the annual rate of ten percent (10%).

         Landlord and Tenant shall each promptly provide the other with a copy of any real property tax bill received by such party. Tenant shall have the right, at any time, to seek a reduction in the assessed valuation of all or any part of the Property or to contest any real property tax or personal property tax to be imposed upon Tenant, provided that Tenant first pays such taxes, under protest if so desired by Tenant. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Property. In that case, Landlord shall join in any proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost or incur any liability. Tenant, on final determination of the proceeding or contest, shall promptly pay or discharge any unpaid real property taxes or personal property taxes determined by any decision or judgment rendered, together with all costs, charges, interest and penalties incidental to the decision or judgment. If any contest of taxes with respect to the Property results in a reimbursement by one or more taxing authorities of some or all of the tax payments previously made by Landlord or Tenant with respect to the Property, Tenant shall be entitled to the full amount of such reimbursement that is attributable to taxes arising on or after the Commencement Date. Landlord hereby appoints Tenant as its agent for the purpose of obtaining information and other data from the county or city assessor with respect to the Property, and instituting and maintaining any proceeding or contest allowed under this Section.

         (b) Definition of "Real Property Tax". "Real property tax" means: (i) any commercial rental tax (so long as it is not a tax on income), levy, charge, assessment including without limitation, all Mello Roos/Community Facilities and other assessment district assessments, penalty or tax imposed by any taxing authority against the Property; (ii) any tax or fee (including a business license fee or rental sales tax so long as it is not a tax on income) calculated on the Rent payable hereunder or any portion thereof; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes, gift taxes, capital stock taxes and other taxes applied or measured by Landlord's general or net income, and any interest, penalties or fines due to Landlord's failure to promptly pay real property taxes for which Tenant is not liable under this Lease, all of which shall be the responsibility of Landlord. If any third party under any recorded document affecting the Property attempts to create or increase any taxes or assessments, payment for which Tenant is solely or partially responsible under this Lease, Landlord covenants not to support (and to protest and vote against, as directed by Tenant) any such new taxes or assessment without Tenant's prior written consent.

         (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Section 4.2(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. In the event of any dispute hereunder, such dispute shall be submitted to arbitration in accordance with Section 16.13 below.

         (d) Personal Property Taxes. Tenant shall pay all taxes charged, levied or assessed against trade fixtures, furnishings, equipment or any other personal property associated with the Property. Tenant shall try to have personal property taxed separately from the Property.

         Section 4.3     Insurance.
         -----------

         (a) From and after the date of delivery of the Property from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, as applicable, in the amounts specified and in the form hereinafter required. Each policy shall be endorsed to provide that such coverage shall be primary, and that any coverage maintained by Landlord shall be excess insurance only, containing an endorsement deleting any employee exclusion on personal injury coverage, including employees as additional insureds, and providing for coverage of employer's automobile, non-ownership liability.

               (i) Public Liability and Property Damage. Commerca1 general liability and property damage insurance (including protective liability coverage on operations of independent contractors engaged in construction on behalf of Tenant and blanket contractual liability insurance) with limits of not less than Two Million Dollars ($2,000,000.00), insuring against any and all liability of the insured with respect to the Property or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property as set forth in Section 5.5. Tenant's liability insurance may be provided by a combination of primary, excess, and umbrella policies so long as the coverage required hereunder is not diminished.

               (ii) Plate Glass. Tenant shall be responsible for the maintenance of the plate glass on the Property, but shall have the option to insure the risk or to self-insure.

               (iii) Air Conditioning Equipment, Boiler and Machinery Insurance. Insurance on all air conditioning equipment, boilers, and other pressure vessels and systems whether fired or unfired serving the Property; and if such objects and the damage that may be caused by them or result from them are not covered by Tenant's extended coverage insurance, then such insurance shall be in an amount not less than One Million Dollars ($1,000,000.00).

               (iv) Building and Tenant Improvements. A policy or policies of All Risk property insurance covering the entire Property (but Tenant shall not be required to carry flood and subsidence coverage) including, but not limited to, all improvements constructed thereon by Landlord and Tenant or their predecessors (and, at Tenant's option, Tenant's trade fixtures, merchandise and personal property), with vandalism and malicious mischief endorsements to the extent of one hundred percent (100%) of the full replacement cost thereof. The policy or policies set forth herein shall include sprinkler leakage and contingent liability from operation of building laws endorsements.

               (v) Workers' Compensation. Workers' compensation as required by law.


               (vi) Course of Construction. During the period of any construction of improvements to the Property by Tenant, Tenant shall carry or cause its general contractor to carry a policy or policies of Course of Construction or Builder's All Risk insurance.

               (vii) Rental Loss. Rental loss insurance in favor of Landlord for a period of not less than twelve (12) months.


               (viii) Earthquake Insurance. Tenant shall carry earthquake insurance in amounts reasonably adequate to provide for the full repair and/or reconstruction of the Improvements due to earthquake damage.

         (b) Policy Form. All policies of insurance provided for herein shall be issued by insurance companies, with general policy holder ratings of not less than A+ and a financial rating of X or better as rated in the most current available "Best's Insurance Reports" and qualified to do business in the State of California. Landlord shall be designated as an additional insured on all such policies of insurance to be maintained hereunder except the worker's compensation policy referred to above. Executed copies of such policies of insurance (or, at Tenant's election, certificates evidencing same) shall be delivered to Landlord within ten (10) days after delivery of possession of the Property to Tenant, and thereafter prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord and Tenant, although named as an additional insured, shall nevertheless be entitled to recover under such policies for any loss occasioned to either of them or their servants, agents and employees by reason of the negligence of the other. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord thirty (30) days' notice in writing in advance of any cancellation or lapse, or the effective date of any reduction in the amounts of insurance.

         (c) Notwithstanding anything to the contrary contained within this Section 4.3, Tenant's obligations to carry the insurance provided for herein may be satisfied through a so-called blanket policy or policies of insurance carried and maintained by Tenant, provided, however, that (i) Landlord shall be named as an additional insured thereunder as its interest may appear,
(ii) the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance, and (iii) the requirements set forth herein are otherwise satisfied. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Property for which policies or copies thereof are not required to be delivered to Landlord.

         (d) In addition to the above coverages, Tenant shall carry, at its sole expense, such additional coverages as may be required by the recorded declarations, covenants, conditions, and restrictions (CC&R's) applicable to the Property.

         Section 4.4     Waiver of Subrogation.
         --------------


         Each party hereto ("Releasing Party") hereby releases the other ("Released Party") from any liability which the Released Party would, but for this Section, have had to the Releasing Party arising out of or in connection with any accident or occurrence or casualty (1) which is or would be covered by a standard fire and extended coverage policy (with vandalism and malicious mischief endorsement attached) or by a sprinkler leakage or water damage policy in the state in which the Property is located regardless of whether or not such coverage is being carried by the Releasing Party, and (2) to the extent of recovery under any other casualty or property damage insurance being carried by the Releasing Party at the time of such accident or occurrence or casualty, which accident or occurrence or casualty may have resulted in whole or in part from any act or neglect of the Released Party, its officers, agents or employees; provided however, the release hereinabove set forth shall become inoperative, null and void if the Releasing Party contracts for the insurance required to be carried under the terms of this Lease with an insurance company which (a) takes the position that the existence of such release vitiates or would adversely affect any policy so insuring the Releasing Party in a substantial manner and notice thereof is given to the Release Party, or (b) requires the payment of a higher premium by reason of the existence of such release, unless in the latter case the Released Party, within ten (10) days after notice thereof from the Releasing Party, pays such increase in premium. In the event the release of one party becomes null and void due to such circumstances, the release of the other shall also become null and void at the same time.

         Section 4.5     Utilities.
         -----------

         Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property.

         Section 4.6     Common Area Maintenance Costs.
         -----------

         Tenant shall pay its proportionate share as required pursuant to that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Park Plaza at Aliso Viejo Town Center, recorded December 14, 1995, as Instrument No. 19956558554 in the Official Records of Orange County, California, as amended (the "Declaration") of all common area maintenance costs incurred in connection with the repair, maintenance and operation of the common areas of the shopping center in which the Property is located ("Shopping Center").

         Section 4.7     Late Charges.
         -----------

         Tenant's failure to pay Rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after receipt of notice from Landlord that such rent payment has not been paid, Tenant shall pay Landlord a late charge equal to three percent (3%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

         Section 4.8     Interest on Past Due Obligations.
         -----------

         Any amount owed by Tenant to Landlord which is not paid within ten (10) days after the date due shall bear interest at the rate of ten percent (10%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         Section 4.9     Triple Net Lease.
         -----------

         This is a triple net lease. Except as may be expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind in connection with this Lease or the ownership, construction, maintenance, operation, repair, Or reconstruction of the Property.

                                    ARTICLE V

                                 USE OF PROPERTY

         Section 5.1     Permitted Uses.
         -----------

         Tenant may use the Property only for the Permitted Use set forth in
Section 1.6 above.

         Section 5.2     Manner of Use.
         -----------

         Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, or which constitutes a legal nuisance or waste. Tenant shall obtain and pay for all permits required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act. Tenant shall have the right to contest by appropriate legal proceedings the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein described and to postpone compliance with the same pending such contest provided (i) Landlord is not subjected to liability, damages, fines, penalties, expenses or other costs, and (ii) Tenant provides Landlord with reasonable security pending the outcome of the contest.

         Section 5.3     Signs, Advertising, and Auctions.
         -----------

         Tenant shall not conduct or permit any auctions or sheriff's sales at the Property. Tenant shall have the sole signage rights on the Building and, except as provided in any CC&R's which shall be recorded against the Property upon transfer of title by Shea Homes Limited Partnership (Mission Viejo Company) or are described in Exhibit C hereto, the Property, and whatever monument signage rights are available to the owner of the Property, subject only to applicable laws, ordinances and restrictions, the approved sign criteria for the shopping center of which the Building is a part (the "Shopping Center"), any approval required on the part of Mission Viejo Company, and Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Any signs advertising the Property or Tenant's business which are located within one-half (1/2) mile of the shopping center shall be subject to the prior approval of Mission Viejo Company. Tenant shall include references to "Park Plaza at Aliso Viejo Town Center" and "Aliso Viejo" in all advertising and stationery relating to and used in connection with Tenant's business operated on the Premises.

         Section 5.4     Indemnity.
         -----------

         (a) Tenant shall indemnify and defend Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in, on or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease; or (d) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

         (b) Notwithstanding anything contained herein to the contrary, from and after the date of execution of this Lease, Landlord agrees to indemnify and hold harmless Tenant from and against all claims or proceedings brought thereon, and the defense thereof arising or caused in any way by any act, omission or negligence of Landlord or Landlord's employees, contractors or agents arising from the use of any portion of the Property, any breach or default of Landlord's obligations under this Lease, and any violation of applicable law by Landlord with respect to the Property from and after the date that possession of the Property is delivered to Tenant and until the end of the Term. Landlord shall defend Tenant against any such cost, claim, or liability at Landlord's expense with counsel reasonably acceptable to Tenant or, at Tenant's election, Landlord shall reimburse Tenant for any reasonable legal fees or costs incurred by Tenant in connection with any such claim.

         Section 5.5     Landlord's Access.
         -----------

         Subject to Tenant's reasonable security requirements, Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or mortgagees; to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord reasonably deems necessary. Landlord shall give Tenant at least seventy-two (72) hours prior notice of such entry, except in the case of an emergency.

         Landlord shall exercise its rights reserved hereunder in such manner as will attempt to minimize any interference to the Property or the business conducted therein. Landlord's access to special security areas within the Property shall only occur in the company of an authorized representative of Tenant, except in the event of an emergency.

         Section 5.6   Quiet Possession.
         -----------

         If Tenant pays the rent and complies with all other terms of this Lease and all declarations and covenants, conditions and restrictions applicable to the Property (collectively "Restrictions"), Tenant may occupy and enjoy the entire Property to the exclusion of all others, except with respect to the common areas located on the Property, for the full Lease Term, subject to the provisions of this Lease and the Restrictions.

                                   ARTICLE VI

                       CONDITION OF PROPERTY; MAINTENANCE,
                             REPAIRS AND ALTERATIONS

         Section 6.1   Existing Condition.
         -----------

         Following delivery of the shell Building by Landlord to Tenant, Tenant shall perform the Tenant Improvement Work on the terms set forth in Article
XVII. Provided Tenant does not interfere with Landlord's contractor, Tenant may commence such work prior to Substantial Completion of Landlord's Work.

         Section 6.2   Exemption of Landlord from Liability.
         -----------

         From and after Substantial Completion of Landlord's Work, Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or any other causes; or (c) conditions arising in or about the Property or upon other portions of the Shopping Center, or from other sources or places. This exculpation clause shall not apply to claims against Landlord or its agents, contractors or employees to the extent the injury, loss or damage was proximately caused by such party's gross negligence or willful misconduct.

         Section 6.3   Landlord's Obligations.
         -----------

         From and after Substantial Completion of Landlord's Work, and subject to the provisions of Article VII (Damage or Destruction) and Article VIII (Condemnation), Landlord shall not have the responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property, except as otherwise specifically provided in this Lease.

         Section 6.4   Tenant's Obligations.
         -----------

         From and after Substantial Completion of Landlord's Work, and except as provided in Article VII (Damage or Destruction) and Article VIII (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, roof and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed, and repairs or replacement required by fire, earthquake or other code requirements). It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive and neat condition.

         Section 6.5   Alterations, Additions, and Improvements.
         -----------

         (a) Tenant shall not make any material exterior or any structural alterations, additions, or improvements to the Property without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall have the right to make any other alterations, additions and improvements without Landlord's consent, subject to the later provisions hereof. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Section 6.5(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a qualified, licensed contractor. Within ninety (90) days after completion of any such work, Tenant shall provide Landlord with "as built" plans. Tenant shall give Landlord at least fifteen (15) days notice prior to the commencement of any substantial improvements or alterations to the Property.

         (b) Tenant shall pay when due all claims for labor and material furnished to the Property during the Term of this Lease, except that Landlord shall pay when due all claims for labor and material furnished to the Property in connection with any work done by Landlord with respect to the Property, and Landlord shall keep the Property free and clear of all mechanics' liens arising out of any work performed at the request of Landlord. Tenant shall keep the Property free and clear of all mechanics' liens arising out of any work performed at the request of Tenant. Landlord and Tenant shall each have the right to contest any claim it disputes in good faith so long as it does so diligently and either pays the disputed amount albeit under protest, or bonds around the lien within sixty (60) days after the filing of the lien, so as to eliminate any risk of foreclosure of the mechanics' lien.

         (c) If the nature of Tenant's alterations, additions or improvements at the Property require the Property to be modified to comply with seismic, ADA, or other similar requirements, Tenant shall be required to undertake such compliance, including the payment of all costs associated therewith.

         Section 6.6   Hazardous Materials.
         -----------

         Landlord shall cause any and all Hazardous Material (as defined below) placed on the Property by Landlord, its contractor, agents or employees, or by any third parties other than Tenant, its contractors, agents, or employees on or before the date of delivery of possession of the shell Building to Tenant to be remediated to the extent required by law. Upon delivery of possession of the shell Building, Tenant shall be responsible for any and all Hazardous Material which may be released, used, stored or generated on the Property after such date, unless released, spilled or generated by Landlord, its contractors, agents or representatives.

         Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Property by Tenant, its agents, employees, contractors or invitees, except in compliance with all law, rules, statutes and ordinances regulating any such Hazardous Material so brought upon or used or kept in or about the Property. Tenant shall notify Landlord in writing in the event any Hazardous Material is brought onto the Property for which a governmental permit is required and Tenant shall furnish Landlord with a copy of all such permits. Tenant shall, prior to the use of Hazardous Materials for which a governmental permit is required, present to Landlord copies of Tenant's disposal plan with respect to such Hazardous Materials. If Tenant breaches the obligations stated in this Article, or if the presence of Hazardous Material on or about the Property caused or permitted by Tenant results in contamination of the Property, or if contamination of the Property or surrounding area by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs liabilities or losses which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions, or any cleanup, remediation, removal or restoration work, required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on, under or about the Property that was present prior to Substantial Completion. Without limiting the foregoing, if the presence of any Hazardous Material on or about the Property caused or permitted by Tenant results in any contamination of the Property or surrounding area, or causes the Property or surrounding area to be in violation of any law, rules, statues or ordinances, Tenant shall promptly take all actions at its sole expense as are necessary to return the Property and surrounding area to the condition existing prior to the introduction of any such Hazardous Material or otherwise to the satisfaction of the applicable governmental authorities, provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Property or surrounding area.

         Landlord shall cause any and all Hazardous Material placed on the Property by Landlord, its contractors, agents or employees, or by any third parties other than Tenant, its contractors, agents or employees, on or before the date of delivery of the shell Building to Tenant, to be remediated to the extent required by law. Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise as a result of a breach of this covenant. This indemnification of Tenant by Landlord includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remediation, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on, under or about the Property that was present prior to Substantial Completion.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste," or "restricted hazardous waste" under Sections 25115, 25117, or 25122.7, or is listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control law), (ii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 2528 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances),
(v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a

"hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Sec.1317), (ix) defined a "hazardous waste" pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Sec 6901 et seq. (42 U.S.C. Sec. 6903), or (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq. (42 U.S.C. Sec.
6901).

         Section 6.7     Surrender of Property.
         -----------

         On expiration or termination of this Lease, Tenant shall surrender to Landlord the Property and all Tenant's improvements, fixtures, and alterations in good condition (except for ordinary wear and tear) and shall remove all Tenant's personal property from the Property, except as provided hereinafter. Tenant shall leave in place all Tenant Improvements, all wall coverings, all bars, all in-wall speakers, all electrical panels, wiring and equipment, all standard lighting fixtures and other non-special lighting, all stages, and all kitchen fixtures, counters and cabinets. Tenant may remove its movable items of kitchen equipment and appliances, furniture, arcade games, and electronic games and equipment. Tenant agrees that Landlord shall have the right of first refusal to purchase the personal property which is removable by Tenant under this Section.

                                   ARTICLE VII

                              DAMAGE OR DESTRUCTION

         Section 7.1     Damage to Property.
         -----------

         Following Substantial Completion, Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. This Lease shall remain in effect and Tenant shall repair the damage as soon as reasonably possible. Tenant shall pay the cost of such repairs and Landlord shall deliver to Tenant on a periodic basis, consistent with normal construction loan disbursement procedures, the insurance proceeds, if any, received by Landlord for the damage to be repaired by Tenant.

         Section 7.2     Temporary Reduction of Rent.
         -----------

         If the Property is destroyed or damaged and Tenant repairs or restores the Property pursuant to the provisions of this Article VII, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the rent reduction during the initial twelve (12) months following the casualty shall not exceed the amount of insurance proceeds payable to Landlord by the insurance maintained by Tenant to replace the loss of Base Rent, insurance proceeds and real estate taxes. Except for such possible reduction in rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property unless caused by Landlord's gross negligence or willful misconduct.

         Section 7.3     Waiver.
         -----------

         Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.1 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

                                  ARTICLE VIII

                                  CONDEMNATION

         If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the Building, or if more than twenty percent (20%) of the parking spaces in the immediate vicinity of the Property, is taken, Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to Landlord within ten (10) days after receipt of written notice of such taking, or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession. If Tenant does not terminate this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent (but not Percentage Rent) shall be reduced in proportion to the reduction in the floor area of the Building or diminution in use resulting from the loss of parking. Any condemnation award or payment following a termination shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to tenant's trade fixtures or removable personal property; (c) third, to Landlord and Tenant pro rata based upon their relative contributions to the unamortized cost of the leasehold improvements; and (d) fourth, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Tenant shall repair any damage to the Property caused by the Condemnation and Tenant shall be entitled to the entire portion of the condemnation award to repair such damage. The balance of the condemnation award shall be apportioned between Landlord and Tenant as set forth above (but the purchase price shall be reduced by the amount of any condemnation award received by Landlord). Notwithstanding the foregoing, Tenant shall be entitled to the entire Condemnation award in the event that Tenant duly exercises its option to purchase the Property as set forth in Article XV below, arid Tenant may exercise its option early if necessary to effectuate such right to the entire award.

                                   ARTICLE IX

                            ASSIGNMENT AND SUBLETTING

         Section 9.1     Landlord's Consent Required.
         -----------

         No portion of the Property or of Tenant's interest in this Lease may be acquired by another person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, which shall not be unreasonably withheld as provided in Section
9.4 below. Except as otherwise provided below, any attempted transfer without Landlord's consent shall be void and shall constitute a breach of this Lease.

         Section 9.2     Transfer to Affiliates; Permitted Subleases.
         -----------

         Notwithstanding anything contained herein to the contrary, Tenant may assign its interest in this Lease or sublet the Property, or any portion thereof, without Landlord's consent to (a) any entity which owns a controlling share of the capital stock of Tenant or an entity in which a controlling share of the capital stock is owned by Tenant, or (b) any entity resulting from the merger or consolidation with Tenant, or (c) any person or entity which acquires all or substantially all of the assets of Tenant. Upon written notice to Landlord specifying the name and address of the assignee of such interest (the "Transferee"), Landlord shall henceforth give to such Transferee any notice required to be given to Tenant under this Lease. Landlord shall accept payment or performance by such Transferee of any obligation of Tenant as though paid or performed by Tenant. At least ten (10) days prior to any of the transactions set forth in this Section, Tenant shall give written notice to Landlord specifying the name and address of the Transferee, and setting forth the nature of the transaction which will result in the Transferee acting as the assignee under this Lease. In addition, Transferee shall execute an assignment agreement on a form approved by Landlord pursuant to which Transferee acknowledges and assumes all of the obligations of Tenant under this Lease, and Tenant acknowledges that it shall not be relieved of its primary liability for the performance of its obligations under this Lease.

         Section 9.3     No Release of Tenant.
         -----------

         No transfer permitted by this Article IX, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article IX. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's Transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the Transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's Transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant of its liability under this Lease (but shall not increase its obligations under this Lease).

         Section 9.4     Landlord's Consent.
         -----------

         Tenant's request for consent to any transfer described in Section 9.1 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, the proposed use and any other information Landlord reasonably deems relevant.

Landlord shall have the right to withhold consent if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property to the extent it conflicts with the uses permitted hereunder; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant in light of the nature of this transaction.

         Section 9.5     No Merger.
         -----------

         No merger shall result from Tenant's sublease of the Property under this Article IX, Tenant's surrender of this Lease, or the termination of this Lease in any other manner. In the event of surrender or termination of this Lease, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

                                    ARTICLE X

                                SECURITY DEPOSIT

         Section 10.1     Deposits.
         ------------

         (a) $50,000.00 shall be tendered to Landlord, in the form of a cashier's or certified check made payable to First American Title Insurance Company, 114 East Fifth Street, Santa Ana, CA 92702 ("Escrow Agent"), simultaneously with Tenant's execution and delivery of this Lease to Landlord (the "First Deposit"). The First Deposit shall become nonrefundable and shall be released to Landlord by the Escrow Agent on October 7, 1998, without any further instructions to Escrow Agent, unless prior to October 7, 1998 Tenant cancels this Lease as provided under Section 1.11. No later than October 7, 1998 Landlord and Tenant shall open an escrow with Escrow Agent for the receipt and disbursement of the First and Second Deposit by Escrow Agent, and execute and deliver to Escrow Agent such escrow instructions as Escrow Agent may reasonably require.

         (b) 450,000.00 shall be delivered to Escrow Agent in the form of a cashier's or certified check or other immediately available funds no later than December 2, 1998 (the "Second Deposit") and shall be released to Landlord by Escrow Agent simultaneously with Landlord's acquisition of the Land without any further instructions from the parties. The Second Deposit shall be nonrefundable to Tenant except in the event of a material default by Landlord under this Agreement which is not caused by a default of the Tenant, and except as provided in Section 10.1(c) below. The foregoing deposits are collectively referred to as the "Deposit". The Deposit shall be applied toward the Purchase Price of the Property at the Closing in the event that Tenant timely exercises its Option to purchase as provided in Article XV, unless Tenant defaults under this Lease, in which case the Deposit may be applied by Landlord as provided herein, or Tenant fails to timely exercise the Option, in which case the Deposit shall be treated as provided below.

         (c) The Deposit will secure the full and faithful performance of each provision of this Lease to be performed by Tenant. Landlord may use and commingle the Deposit with other funds of Landlord. If Tenant fails to perform any of Tenant's obligations under this Lease, Landlord may apply all or any portion of the Deposit toward fulfillment of Tenant's unperformed obligations.

During the first five (5) years of the Term, Landlord shall deduct from the Deposit each installment of Percentage Rent as it becomes due. If Landlord applies the Deposit to other than payments of Percentage Rent, Tenant must immediately pay Landlord sufficient cash to restore the Deposit to the amount existing prior to such application. The balance of the Deposit, less $50,000.00 (which $50,000.00 shall be retained by Landlord as a continuing security Deposit) shall be returned to Tenant five (5) years after the Commencement Date provided Tenant is not then in default under this Lease, and provided that Tenant has not exercised the Option and applied the Deposit to purchasing the Property. In addition to the balance of the Deposit which is so returned to Tenant, Landlord shall also pay to Tenant, together with such balance, an amount which is equal to six percent (6%) simple interest on the outstanding amount of the Deposit from time to time for the period from the eighteenth (18th) month of the Lease term through the sixtieth (60th) month of the Lease term. In the event Tenant exercises the Option within twelve (12) months following the Commencement Date, Tenant shall be entitled to a credit against the Purchase Price of the Property equal to six percent (6%) simple interest on the average amount of the Deposit for the period from the Commencement Date to the Closing Date of escrow. If Tenant exercises the Option later than twelve (12) months following the Commencement Date, it shall not be entitled to such a credit against the Purchase Price.

         Section 10.2    Liquidated Damages.
         ------------

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IN THE EVENT THAT (A) TENANT MATERIALLY DEFAULTS UNDER THE PROVISIONS OF THIS LEASE PRIOR TO THE COMMENCEMENT DATE (INCLUDING, BUT NOT LIMITED TO, A DEFAULT BY REASON OF TENANT'S FAILURE TO TIMELY MAKE THE SECOND DEPOSIT), (B) TENANT FAILS TO SUBSTANTIALLY COMMENCE CONSTRUCTION (AS DEFINED IN SECTION 17.3) OF ITS TENANT IMPROVEMENT WORK WITHIN THIRTY (30) DAYS AFTER SUBSTANTIAL COMPLETION OF THE SHELL BUILDING BY LANDLORD, (C) TENANT FAILS TO TIMELY COMPLETE THE TENANT IMPROVEMENT WORK SUBSTANTIALLY AS DEPICTED ON EXHIBIT G ATTACHED HERETO AND AS PROVIDED IN SECTION 17.4, (D) TENANT FAILS TO OPEN FOR BUSINESS, FULLY FIXTURIZED AND STOCKED, BY THE DATE REQUIRED UNDER SECTION 1.6, OR (E) TENANT FAILS TO PAY THE FIRST MONTH'S BASE RENT BY THE COMMENCEMENT DATE AND, IN THE EVENT THE FIRST MONTH'S RENT IS ONLY FOR A PARTIAL MONTH, THE FULL MONTH'S BASE RENT FOR THE FOLLOWING MONTH, WHICH FIRST FULL MONTH'S RENT SHALL BE PAYABLE AT THE SAME TIME AS THE PARTIAL MONTH'S RENT, LANDLORD SHALL BE ENTITLED TO CANCEL THIS LEASE BY GIVING TEN (10) DAYS WRITTEN NOTICE OF CANCELLATION TO TENANT, WHEREUPON THIS LEASE (AND TENANT'S OPTION TO PURCHASE THE PROPERTY) SHALL TERMINATE AND LANDLORD SHALL BE ENTITLED TO RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES FOR TENANT'S DEFAULT. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES IF TENANT SO DEFAULTS, THAT THE FOREGOING AMOUNT IS A REASONABLE ESTIMATE OF THESE DAMAGES, AND THAT LANDLORD MAY ELECT TO RETAIN THE FOREGOING AMOUNT AS LANDLORD'S SOLE AND EXCLUSIVE RIGHT TO DAMAGES FOR TENANT'S DEFAULT. THE PARTIES WITNESS THEIR AGREEMENT TO THESE LIQUIDATED DAMAGES BY INITIALING THIS SECTION BELOW.

                 Tenant's initials                    Landlord's initials



                                   ARTICLE XI

                               DEFAULTS; REMEDIES

         Section 11.1    Covenants and Conditions.
         ------------

         Each party's performance of each of its obligations under this Lease is a condition as well as a covenant. Time is of the essence in the performance of all covenants and conditions.

         Section 11.2    Defaults.
         ------------

         Tenant shall be in material default under this Lease:

         (a) If Tenant fails to pay rent or any other charge, interest or fee when due and such payments are not made by Tenant to Landlord within ten
(10) days after receipt of written notice thereof of the failure by Landlord (provided, however, that the first two (2) times during the Lease Term that Tenant fails to pay rent or any other charge within ten (10) days after written notice thereof such that Tenant would otherwise be in default pursuant to the foregoing provisions of this Section 11 2(a), Tenant shall not be in default pursuant to this Section 11 2(a) unless Tenant fails to pay such rent or other charge within five (5) days after a second written notice of such failure);

         (b) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion (and provided, further, that the first two (2) times during the Lease Term that Tenant fails to perform any of its non-monetary obligations after written notice from Landlord such that Tenant would otherwise be in default pursuant to the foregoing provisions of this Section 11.2(b), Tenant shall not be in default pursuant to this Section 11.2(b) unless Tenant fails to perform such non-monetary obligations within fifteen (15) days after a second written notice from Landlord or, if more than fifteen (15) days are required to complete such performance, if Tenant commences such performance within the fifteen (15) day period and thereafter diligently pursues its completion). However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

         (c) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed or stayed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (c) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

         Section 11.3    Remedies.
         ------------

         (a) Landlord shall have the following remedies if Tenant commits a default as set forth above. These remedies are not exclusive; they are cumulative in addition to any other remedies now or later allowed by law. Such remedies may be exercised without further notice or demand of any kind to Tenant or any other persons and include:

               (i) The right of Landlord to declare the term hereof ended and to reenter the Property and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon thereunder, or

               (ii) The right of Landlord without declaring this Lease ended to reenter the Property and occupy the whole or any part thereof for and on account of Tenant and to collect said rent and any other rent that may thereafter become payable.

               (iii) The right of Landlord, even though it may have re-entered the Property, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Property.

         (b) Should Landlord elect to terminate this Lease under the provisions of Section 11.3(a) above, Landlord may recover from Tenant as damages:

               (i) The worth at the time of award of any unpaid rent which had been earned atthe time of such termination; plus

               (ii) The worth at the time of award of the amount of the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be like1y to result therefrom including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, repairing the Property for re-letting to a new tenant, any repairs or alterations to the Property for such reletting, leasing commissions, or any other costs necessary or appropriate to re-let the Property; plus

               (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

         (c) As used in Sections 11.3(b)(i) and 11.3(b)(ii) above, the "worth at the time of award" is computed by allowing interest at the lesser of the rate often percent (10%) per annum or the maximum legal rate. As used in
Section 11.3(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (d) For all purposes of this Section 11.3, the term "rent" shall be deemed to be the rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease, including interest and late charges.

         (e) Should Landlord have re-entered the Property under the provisions of Subsection 11.3(a)(i) above, Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay rent thereafter to accrue, or its liability for damages under any of the provisions hereof, by any such re-entry or by any action in unlawful detainer, or otherwise, to obtain possession of the Property, unless Landlord shall have notified Tenant in writing that is has so elected to terminate this Lease, and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Property as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and place the same in storage at a public warehouse at the expense and risk of the owner or owners hereof. The acceptance by Landlord of less than all of the rent due under the terms of this Lease at any time shall not constitute a waiver by Landlord of its right to receive the remainder of the Rent or of its right to exercise any remedy specified in this Lease, including but not limited to the termination of this Lease.

         Section 11.4    Termination.
         ------------

         In the event Landlord exercises its right to terminate this Lease as provided in Section 11.3 hereof, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

         Section 11.5    Cumulative Remedies.
         ------------

         Landlord's or Tenant's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

                                   ARTICLE XII

                               LANDLORD'S DEFAULT

         Section 12.1    Tenant's Remedy.
         ------------

         In the event Landlord shall neglect or fail to perform or observe any of the covenants, provisions or conditions contained in this Lease on its part to be performed or observed within thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after notice) delivered to Landlord, then in that event, Tenant shall have the right to cure any such default. If Tenant at any time, by reason of Landlord's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be offset against Tenant's future obligations to pay Rent, or against the purchase price for the Property, as Tenant may elect, with interest at the lesser of the Bank of America prime rate plus two percent (2%), or the maximum amount allowed by law, if, and only if (in cases where Landlord contests the payment obligation) Tenant is the prevailing party in an arbitration proceeding which determines that Landlord was responsible for such items of default. Tenant shall have no right to terminate this Lease except as expressly set forth in Article VII, Condemnation. Any notices that are to be given to Landlord hereunder shall also be given to Landlord's lender if such lender has previously been identified to Tenant by Landlord.

         Section 12.2    Limitation on Landlord's Liability.
         ------------

         In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default. Tenant's sole remedy shall be limited to the offset rights as expressly provided, the recovery of damages, and/or equitable remedies.

                                  ARTICLE XIII

                              PROTECTION OF LENDERS

         Section 13.1    Subordination.
         ------------

         Subject to the requirements of Section 13.2 herein, Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof, and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may reasonably require, and which may include provisions to the effect that this Lease will not be amended, surrendered or terminated without the lender's consent (not to be unreasonably withheld), that rent will not be prepaid more than one (1) month in advance, and that the lender will not be subject to any offsets or claims for monies previously paid to Landlord by Tenant or for any damages caused by Landlord except for offset rights and damage remedies expressly described in this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

         Section 13.2    Attornment.
         ------------

         If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale or by deed in lieu of foreclosure, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest. Tenant's attornment hereunder and Tenant's agreement and Landlord's right to subordinate per Section 13.1 are expressly conditioned on Tenant's receipt of a non-disturbance agreement from the party seeking attornment or subordination in a form reasonably acceptable to Tenant. Any such nondisturbance agreement shall recognize Tenant's express rights of offset set forth in this Lease, Tenant's option to purchase specified in Article 15 and shall not materially change any terms or provisions of the Lease.

         Section 13.3    Signing of Documents.
         ------------

         Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so within twenty (20) days after written request.

         Section 13.4    Estoppel Certificates.
         ------------

         (a) Upon either party's written request, the other shall execute, acknowledge and deliver to the requesting party a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that the other party is not in default under this Lease (or, if the other party is claimed to be in default, stating the nature of such claimed default); and (v) such other representations or information with respect to the other party or the Lease as the requesting party may reasonably request, or which any prospective purchaser or encumbrancer of the Property may require. A party shall deliver such statement to the requesting party within ten (10) calendar days after the request.

         (b) If either party does not deliver such statement to the requesting party within such ten (10) day calendar period, the requesting party, and any prospective purchaser or encumbrancer, may, after an additional five (5) day warning notice, conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by the requesting party; (ii) that this Lease has not been canceled or terminated except as otherwise represented by the requesting party;
(iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that the requesting party is not in default under the Lease. In such event, the other party shall be estopped from denying the truth of such matters.

         Section 13.5    Tenant's Financial Condition.
         ------------

         Within ten (10) days after written request from Landlord in connection with any proposed sale or refinance of the Property or any portion thereof Tenant shall deliver to Landlord such financial statements as Landlord reasonably requests. For purposes of this Section, financial statements shall include, without limitation, a current balance sheet, an income arid expense statement prepared in accordance with generally accepted accounting principles and certified by a certified public accountant or the chief financial officer of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements reasonably required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is true and accurate in all material respects as of the date of such statement. All financial statements shall be kept confidential and shall be used only for the purposes set forth in this Lease. Landlord agrees that it will not request such information from Tenant more than four times in any period of one year.

                                   ARTICLE XIV

                                   LEGAL COSTS

         Section 14.1    Legal Proceedings.
         ------------

         If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs.

         Each party shall also indemnify the other against and hold the other harmless from all costs, expenses, demands and liability incurred by the indemnified party if the indemnified party becomes or is made a party to any claim or action (a) instituted by the other party against any third party, or by any third party against the other party, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for the other party or such other person; (c) otherwise arising out of or resulting from any act or transaction of the other party or any party claiming under such other party or that relate to the Property or such other person; or (d) necessary to protect Landlord's or Tenant's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Each party shall defend the other against any such claim or action at the expense of the indemnifying party with counsel reasonably acceptable to the indemnified party or, at the election of the indemnified party, the other party shall reimburse the indemnified party for any legal fees or costs reasonably incurred by the indemnified party in any such claim or action.

         Section 14.2    Landlord's Consent.
         ------------

         Tenant shall pay Landlord's reasonable attorneys' fees (not to exceed $500.00) incurred in connection with Tenant's request for Landlord's consent under Article IX (Assignment and Subletting), or in connection with any other act which Tenant proposes to do after the Commencement Date and which requires Landlord's consent.

                                   ARTICLE XV

                               OPTION TO PURCHASE

         Section 15.1    Option.
         ------------

         Tenant shall have the option to purchase the Property from Landlord on the following terms and conditions. Provided that Tenant is not then in default in any material obligation hereunder (after notice and the expiration of any applicable cure period set forth in this Lease), Tenant shall be entitled to notify Landlord in writing of Tenant's exercise of its option to purchase all of the Property, but not a part thereof; at any time during the eighteen (18) month period immediately following the date which is ninety (90) days after the Substantial Completion of the shell Building (as defined in Section 1.5). If Tenant does not exercise the option to Landlord by the end of such eighteen (18) month period, the option shall automatically terminate. Upon valid exercise of the option by Tenant, Landlord shall be obligated to sell, and Tenant shall be obligated to purchase, the Property no later than thirty (30) days after the date of Tenant's notice exercising the option, for the sum of Four Million Three Hundred Fifty Thousand Dollars ($4,350,000.00), subject only to those matters set forth in the attached Exhibit D. Tenant's Deposit shall be applied to the purchase price of the Property as provided in Article X. The parties shall execute a purchase agreement providing for such purchase and sale, which agreement is attached as Exhibit "D" to the Lease. If Tenant exercises the option but defaults under the purchase agreement, the option shall thereupon terminate and may not be again exercised by Tenant, and this Lease shall remain in full force and effect and Tenant shall remain fully liable for the payment of all Rent due hereunder. This option is not separately transferable and may not be separated from the Lease. This option may be transferred only in connection with an assignment of the Lease as provided in Article IX.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

         Section 16.1    Landlord.
         ------------

         As used in this Lease, the term "Landlord" means only the current owner of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during and with respect to the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed (other than obligations relating to such Landlord's period of ownership) on or after the date of transfer provided the transferee assumes all of the obligations under this Lease in writing. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

         Landlord agrees that during the period in which Tenant may exercise its option under Article XV Landlord will not sell or transfer title to the Property without the prior written consent of Tenant; provided, however, that this provision shall be of no force or effect if the option is terminated pursuant to the provisions of this Lease, and provided further that notwithstanding the foregoing Landlord may transfer, assign or sell up to 49% of its ownership interest in the Property without the consent of Tenant, and Landlord and its owners may transfer, assign or sell up to 49% of M & Z Valley Associates, LLC to parties other than Centrium Associates, LLC and Michael McCarthy without the consent of Tenant.

         Section 16.2    Severability.
         ------------

         A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of this Lease, which shall remain in full force and effect.

         Section 16.3    Interpretation.
         ------------

         The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include plural and the plural shall include singular. The masculine, feminine and neuter genders shall each include the other.

         Section 16.4    Incorporation of Prior Agreements; Modifications.
         ------------

         This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         Section 16.5    Notices.
         ------------

         All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. In lieu of mailing, either party may cause delivery of such notices, demands and requests to be made by personal service or overnight courier, provided that written proof of delivery is given to the sender. All such notices shall be delivered as follows:

        To Landlord:                      M & Z Valley Associates, LLC
                                          1332 Park View Avenue, Suite 101
                                          Manhattan Beach, CA  90266
                                          Attn:  John Zahoudanis
                                          Facsimile:  (310) 546-5487

                 with copies to:          William R. Kirkpatrick, Esq.
                                          Steinberg Barness Glasgow & Foster LLP
                                          1334 Park View Avenue, Suite 100
                                          Manhattan Beach, CA  90266
                                          Facsimile:  (310) 546-8160

        To Tenant:                        HoloWorld, Inc.
                                          21800 Oxnard Street, Suite 220
                                          Woodland Hills, CA  91367
                                          Facsimile:  (818) 702-7916

                 with copies to:          Martin Simone, Esq.
                                          Frank Greenberg & Simone
                                          3530 Wilshire Blvd., Suite 1600
                                          Los Angeles, CA 90010
                                          Facsimile:  __________________


All notices shall be effective upon delivery or on the date delivery is refused by the receiving party. Either party may change its notice address upon written notice to the other party.

         Section 16.6    Waivers.
         ------------

         All waivers must be in writing and signed by the waiving party. A party's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent such party from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from either party or in a letter accompanying a payment check shall be binding on the other. Either party may, with or without notice to the other, negotiate such check without being bound to the conditions of such statement.

         Section 16.7    No Recordation.
         ------------

         Neither party shall record this Lease. A "short form" memorandum of this Lease executed by both parties, and including Tenant's option to purchase the Property, shall be recorded. Tenant shall pay all recording fees. A copy of such memorandum of Lease is attached hereto as Exhibit "E" and incorporated herein by this reference.

         Section 16.8    Binding Effect; Choice of Law.
         ------------

         This Lease binds any party who legally acquires any right or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

         Section 16.9    Authority.
         ------------

         If a party signing this Lease is a legal entity (a corporation, non-profit corporation, limited liability company or partnership) rather than an individual, each person signing this Lease on behalf of such party represents and warrants that he has full authority to do so and that this Lease binds the entity. Within thirty (30) days after this Lease is signed, each party that executes this Lease as a corporation shall deliver to the other a certified copy of a resolution of its board of directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to the other.

         Section 16.10   Force Majeure.
         -------------

         Excluding monetary obligations, for which there shall be no force majeure relief once the Commencement Date has occurred, if a party cannot perform any of its obligations due to events beyond its control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions. Neither party shall claim the benefit of a force majeure event for economic inability.

         Section 16.11   Execution of Lease.
         -------------

         The Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. A party's delivery of this Lease to the other shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

         Section 16.12   Survival.
         -------------

         All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

         Section 16.13   Arbitration.
         -------------

         (a) For disputes which are specifically subject to arbitration under any provision of this Lease and which do not provide for an alternative method of resolution and that are not resolved by the parties within ten (10) days after either party gives notice to the other of its desire to arbitrate the dispute, the dispute shall then be immediately submitted to binding arbitration in Los Angeles County by the American Arbitration Association in accord with its then-prevailing rules. Judgment upon the arbitration award may be entered in any court having jurisdiction. The arbitrators shall have no power to change the Lease provisions. The arbitration panel shall consist of three arbitrators, one of whom must be a real estate attorney actively engaged in the practice of law for at least the last five (5) years. Both parties shall continue performing their Lease obligations pending the award in the arbitration proceeding. The arbitrators shall award the prevailing party reasonable expenses and costs including reasonable attorneys' fees pursuant to Section 14.1.

         (b) The losing party shall pay to the prevailing party the amount of the final arbitration award. If payment is not made within ten (10) business days after the date the arbitration award is no longer appealable, then in addition to any other remedies under the law:

               (i) If Landlord is the prevailing party, it shall have the same remedies for failure to pay the arbitration award as it has for Tenant's failure to pay the Rent; and

               (ii) If Tenant is the prevailing party, it may deduct any remaining unpaid award from (1) its monthly payment of Rent, Additional Rent, or other charges, or (2) the purchase price in the event Tenant exercises its option to purchase the Property.

         (c)   The following disputes are subject to arbitration:

               (i) Any disputes that the parties agree to submit to arbitration;

               (ii) The amount billed as Additional Rent or any component part of the calculation of Additional Rent;

               (iii) Whether Landlord's withholding of consent is unreasonable or unduly delayed under Section 9.4;

               (iv) Any disputes relating to the construction of the Building or claims relating thereto; and

               (v) Any failure by a party to pay to the other any sum claimed by it to be due.

                                  ARTICLE XVII

                     DESIGN AND CONSTRUCTION OF IMPROVEMENTS

         Section 17.1    Design.
         ------------

         For purposes of this Article XVII, Landlord hereby designates John Zahoudanis as its construction representative, and Tenant hereby designates __________________ as its construction representative. Each of these individuals shall bind their respective companies with regard to all matters under this
Article XVII, and the other party shall be entitled to rely on any statement or decision by such construction representative. Either party may change its construction representative from time to time by notice to the other in accordance with the notice provisions of this Lease.

         No later than December 1, 1998 Landlord will deliver to Tenant preliminary plans and specification ("Plans") for the shell Building based on the specifications contained in Exhibit "B." Tenant shall have fifteen (15) days in which to review the Plans. If Tenant does not choose to modify the Plans as provided below, the Plans shall be deemed approved in all respects at the end of such fifteen (15) day period and Landlord shall proceed with construction. Landlord agrees that if Tenant desires, Tenant may modify the Plans (except that Tenant may not increase or decrease the floor area size), provided Tenant pays any and all costs and expenses, including, but not limited to, increased construction costs (after deducting any savings attributable to Tenant's changes), and any loss of rents due to a delay in the commencement of construction due to such changes in the Plans, but excluding any financing costs. Such increase in construction costs shall be determined based on the final construction contract, and such sum shall be placed in an escrow account by Tenant prior to the commencement of construction to be disbursed when and as such costs are incurred during construction as determined in the reasonable opinion of Landlord. Any changes in the Plans requested by Tenant shall be consistent with and in conformance with all Mission Viejo Company and governmental design guidelines and design criteria applicable to the Property ("Design Criteria"). No material, non-cosmetic changes shall be made to the exterior of the Building from those shown on the Plans. Such delay shall be based on the time taken by Tenant to modify the Plans and to respond to Plan check comments beyond five (5) business days as provided below and any delay in commencing construction caused by having to rebid the Plans, as a result of Tenant's modifications. Landlord agrees to respond to any Tenant modification within five (5) business days and to any resubmittal within three (3) business days. Landlord's review beyond such time periods, and the time taken by the County of Orange for plan review, shall not be considered a delay caused by Tenant's changes in the Plans as long as such changes requested by Tenant comply in all material respects with the Design Criteria and applicable building codes. If Tenant's changes do not comply in all material respects with the Design Criteria and applicable building codes, and if due to such noncompliance the time period for review by the County of Orange is increased such increased time period shall be considered a delay caused by Tenant's changes. The initial delay shall be measured from the date of the delivery of the Plans until the revised Plans are submitted to the County of Orange for review.

         The amount agreed upon as compensation for any loss of rents shall be equal to $38,000.00 per month for each month (prorated for any partial month)

("Rent Loss Amount"), that the submission of Plans to the County of Orange is delayed past January 1, 1999 (or if the Plans are delivered to Tenant prior to December 1, 1998, thirty days after such date as the Plans are delivered to Tenant) plus (i) delays by Tenant beyond five (5) business days in responding to plan check comments attributable to changes in the Plans requested by Tenant, and (ii) delays caused by rebidding of modifications to the Plans. The Rent Loss Amount shall be payable by Tenant to Landlord monthly in arrears commencing on February 1, 1999 and shall be payable until the entire Rent Loss Amount which accrues is paid in full. If by February 1, 1999 (a) Tenant has not received approval of its modifications to the Plans; and (b) Landlord is then not entitled to obtain a building permit for such Plans as modified, Tenant shall be required to accept the Plans as they exist as of the date of delivery of the original Plans to Tenant, and construction of the Building will commence on the basis of such Plans.

         Section 17.2    Construction.
         ------------

         Landlord agrees that all costs required to complete the Landlord's Work shall be borne by Landlord and shall not be the responsibility of Tenant except as expressly set forth below. Notwithstanding Landlord's obligation to deliver the shell Building to Tenant constructed substantially in accordance with the Plans, Tenant shall be responsible for obtaining the Certificate of Occupancy for the Building. Tenant shall be responsible for all Tenant Improvements beyond the scope contained in the Plans. It is currently estimated that Landlord's construction period will be six (6) months from commencement of construction, subject to force majeure.

         During the construction of Landlord's work under this Article XVII ("Landlord's Work"), Landlord shall carry, or cause the general contractor to carry, a policy or policies of Course of Construction or Builder's All Risk insurance, and a policy of commercial general liability in the amount and form required under Section 4.3(a)(i) of the Lease. During the construction of the Tenant Improvement Work by Tenant's contractor, Tenant or its contractor shall comply with the same requirements.

         Tenant, through its agents and architect, shall have the right upon reasonable notice and with a representative of Landlord to inspect Landlord's Work during the progress thereof provided Tenant does not materially interfere with or delay such work. If Tenant shall give notice of faulty construction, non-compliance with applicable laws or any other material deviation from the final Plans prior to Substantial Completion of the shell Building and Landlord agrees with Tenant regarding such fault, non compliance or material deviation, Landlord agrees to cause its contractors and subcontractors to make appropriate corrections promptly. All work shall be done with new materials.

         If Tenant desires to change the approved Plans during the course of construction, Tenant shall deliver notice (the "Change Notice") of the same to Landlord setting forth in reasonable detail the change (the "Tenant Change") Tenant desires to make. Landlord shall, within three (3) business days of receipt of the Change Notice either (i) approve the Tenant Change, which approval shall not be unreasonably withheld, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in reasonable detail the reasons for Landlord's disapproval, which reasons shall be limited to adverse affects on structural integrity, non-compliance with law, adverse affect on building systems, adverse effect on exterior appearance, or delay in completion of the Improvements beyond the deadline imposed by the Mission Viejo Company. In the event of approval, Landlord shall provide Tenant with a good faith non-binding estimate of the costs and the period of delay (if any) necessitated by the Tenant Change. Thereafter, Tenant shall, within three (3) business days of receipt of Landlord's approval, deliver notice to Landlord stating whether or not Tenant elects to cause Landlord to make such Tenant Change. Any additional costs which arise in connection with such Tenant Change, including without limitation additional architectural and engineering costs, construction and materials costs, and processing costs with governmental entities shall be the sole and exclusive obligation of Tenant. Any delay in Substantial Completion caused by a Tenant Change shall not delay the date of Substantial Completion from that which would have occurred but for such Tenant Change. Unless Tenant includes in its initial Change Notice a request that the work in process at the time such request is made be halted pending approval and execution of the applicable change order, Landlord shall not be obligated to stop construction, whether or not the Change Notice relates to the work then in process or about to be started. Failure to timely respond by either Landlord or Tenant according to the foregoing timetables shall be deemed to be a delay on a day for day basis for each day of delay by the delinquent party.

         Tenant may install temporary advertising signs prior to or during the course of construction and shall remove them within a reasonable time after the installation of Tenant's permanent signs. Tenant acknowledges that the right to erect and maintain such temporary sign(s) and the location, size, design, color and other physical aspects of such sign(s) shall be subject to the reasonable written approval of Landlord, any covenants, conditions or restrictions encumbering the Premises and any applicable municipal or other governmental permits and approvals. The cost of the sign(s) including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense.

         Section 17.3   Tenant Improvement Allowance.
         ------------

         Landlord agrees to pay Tenant the amount of $400,000.00 ("Tenant Improvement Allowance"), subject to the conditions listed below, and provided that such funds shall not be payable for furniture, movable fixtures, trade fixtures or equipment. Tenant shall enter into a contract with a contractor, both subject to reasonable approval by Landlord, for the construction of tenant improvements (referred to herein as "Tenant Improvements" or "Tenant Improvement Work"), per Tenant's design (which design shall be subject to Landlord's prior written approval), with Tenant paying any tenant improvement costs in excess of the Tenant Improvement Allowance. Tenant shall substantially commence construction of its Tenant Improvement Work within thirty (30) days after Substantial Completion of the shell Building by Landlord.

         Landlord shall pay the Tenant Improvement Allowance to Tenant within ten (10) days after all the following conditions have been satisfied:

                  (i) A building permit for the construction of Tenant's work, if required, has been issued by the County of Orange and a copy of the building permit has been delivered to Landlord;

                  (ii) Tenant has delivered to Landlord lien waivers and releases, in statutory form, for all contractors, subcontractors, and materialmen who performed work or supplied materials in connection with the completion of Tenant's work, as follows. A conditional lien release shall be delivered for completed work where the party performing the work or supplying the materials has not yet been paid, and an unconditional lien release shall be delivered where such party has been fully paid;

                  (iii) All required inspections of the applicable work by governmental agencies have taken place and the completed Tenant's work has passed such inspections;

                  (iv) Tenant has delivered to Landlord a certificate of occupancy for Tenant's work if customarily issued following the completion of such work;

                  (v) Tenant has submitted to Landlord invoices and proofs of payment for Tenant's work which evidence expenditure by Tenant of all sums desired to be reimbursed;

                  (vi) Tenant has submitted to Landlord as-built drawings for all of Tenant's work;

                  (vii) Tenant has paid to Landlord all amounts owing to Landlord pursuant to this Lease as of the date reimbursement is to be made, and Tenant is not otherwise in default of any other term or condition of this Lease as of such date, and no event has occurred which, with the passage of time or the giving of notice or both, could be declared a default under this Lease;

                  (viii) Tenant has opened for business fully fixturized and stocked;

                  (ix) Tenant has paid the Base Rent for the first month (and the first full month's Base Rent in the event the first month's rent is for only a partial month); and

                  (x)    Tenant has completed its Tenant Improvement Work per
         (i)-(vi) above.

         Section 17.4    Construction Standards; Compliance with Laws.
         ------------

         The Building, related Improvements and Tenant Improvement Work shall be constructed in compliance with all governmental rules, regulations, laws, and building codes and private restrictions then in effect. The contractor shall provide a minimum warranty of one year, including a standard ten (10) year roof warranty, both for the benefit of Landlord and Tenant, for all material and workmanship provided by such contractor. Due to Tenant's obligations to maintain the Property as set forth in this Lease, Landlord shall assign all warranties to Tenant to assist Tenant in the performance of its maintenance obligations under the Lease, provided, however, that if Tenant does not duly exercise its option to purchase the Property, Tenant shall reassign any such unexpired warranties promptly to Landlord at the end of the Lease term. Landlord shall use commercially reasonable efforts to supervise the general contractor (but not the subcontractors) to see that the Improvements are constructed substantially in accordance with the final Plans. Prior to or in connection with the preparation of the punch list described in Section 1.5, Tenant shall be entitled to designate any portion of Landlord's Work which does not then comply with applicable laws, codes, restrictions, rules and regulations. Landlord shall be obligated to cause such deficiencies to be corrected prior to Substantial

Completion as required hereinabove, or, to the extent the deficiency is a punch list item, within the time periods set forth in Section 1.5. Once Landlord has caused such deficiencies to be corrected, Tenant shall be responsible to ensure that the Property complies with any laws, rules and regulations applicable to the Property and accepts responsibility for any items not specified to be corrected as part of such punch list.

         Landlord shall use commercially reasonable efforts to acquire the Property not later than December 7, 1998. Landlord shall commence construction within one hundred twenty (120) days of its acquisition of title to the Land and shall diligently prosecute Landlord's Work to completion, subject to force majeure. Landlord's Work consists of the Improvements to be constructed by Landlord as provided in Section 1.4. Tenant shall be responsible at its sole cost and expense, for construction of all Tenant Improvement Work. Tenant shall substantially commence construction of its Tenant Improvement Work within thirty
(30) days of Substantial Completion of the shell Building by Landlord and shall diligently prosecute Tenant's Work to completion. Tenant shall complete its Tenant Improvement Work within one hundred twenty (120) days after Substantial Completion of the shell Building (subject to unavoidable delays caused by acts of God, labor disputes, strikes, fires, freight embargoes, rainy and stormy weather, or other causes beyond the reasonable control of Tenant).

         Notwithstanding anything to the contrary in this Lease, following Substantial Completion and completion of all punch list items, Landlord shall have no responsibility to Tenant or its subtenants for any defects in construction, for any defect or failure attributable to any design professional, or for failure of the Building to comply with any laws, rules and regulations applicable to the Property. Further, upon Substantial Completion and completion of all punch list items, Tenant shall bear all risk of defects in workmanship, materials and otherwise to the Building and related amenities and Landlord shall have no liability therefor, however, Landlord will assign all warranties given in connection with the construction of the shell Building and related amenities to Tenant.

                                  ARTICLE XVIII

                       MISCELLANEOUS ADDITIONAL PROVISIONS

         Section 18.1    Approval.
         ------------

         Wherever a party's approval or consent is required hereunder, such approval or consent shall not be unreasonably withheld or delayed.

         Section 18.2    No Third Party Beneficiaries.
         ------------

         Nothing in this Lease is intended or shall be construed to benefit any third parties, including, but not limited to, brokers, finders, or contractors.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date set forth in Section 1.1.

    TENANT                                               LANDLORD

HOLOWORLD, INC.,                         M & Z VALLEY ASSOCIATES, LLC,
a Delaware corporation                   a California limited liability company

By:               /s/                    By:    Centrium Associates, LLC,
     ------------------------------
                                         a California limited liability company,
Its:              President/CEO          Manager
      -----------------------------

                                         By:        /s/
                                                 ---------
                                         John Zahoudanis, Manager


                                         By:    MCC Capital Incorporated,
                                         a California corporation,
                                         Manager

                                         By:        /s/
                                                 ---------
                                         Michael Mccarthy, President
                                         and Secretary

                              EXHIBIT "A" TO LEASE

                                LEGAL DESCRIPTION



OR-9826037
TITLE OFFICER = ROBERTSON

DESCRIPTION

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, AND IS DESCRIBED AS FOLLOWS:



(FORMERLY LOT 8 OF TRACT NO. 15225)



PARCEL 1. AS SHOWN ON EXHIBIT "B" ATTACHED TO THAT CERTAIN LOT LINE ADJUSTMENT NO. LL 96-051, RECORDED JANUARY 30, 1997 AS INSTRUMENT NO. 19970047102 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPTING THEREFROM ONE-HUNDRED PERCENT (100%) OF ALL RIGHTS TO OIL, GAS AND OTHER HYDROCARBON ANO MINERAL SUBSTANCES LYING UNDER OR THAT MAYBE PRODUCED PROM THE ABOVE-DESCRIBED LAND, TOGETHER WITH ONE HUNDRED PERCENT (100%) OF ALL RIGHTS TO THE PROCEEDS THEREFROM AND ONE HUNDRED PERCENT (100%) OF ALL RENTS, BONUSES AND PROFITS ACCRUING THEREFROM; WITHOUT, HOWEVER, ANY RIGHTS INCLUDING RIGHTS OF ENTRY IN OR WITH RESPECT TO ANY PORTION OF THE SURFACE OR SUBSURFACE TO A VERTICAL DEPTH OF 500 FEET FROM THE SURFACE AS THE SAME MAY FROM TIME TO TIME EXIST, AS RESERVED BY LLOYDS BANK CALIFORNIA, BY DEEDS RECORDED SEPTEMBER 20, 1976 IN BOOK 11908, PAGES 527 TO 587 INCLUSIVE OF OFFICIAL RECORDS.

                              EXHIBIT "B" TO LEASE

                        SPECIFICATIONS FOR SHELL BUILDING

A. Floor. Exposed unsealed concrete slab floor designed to support a live load of 100 pounds per square foot.

B        Storefront. Storefront in accordance with Mission Viejo
         Company's standard storefront criteria for the shopping center. Tenant to pay for any changes to standard storefront.

C. Walls. Landlord will provide metal studs and drywall to the underside of the roof deck, taped and ready for paint. No paint or other finish to be provided.


D. Service/Fir Exit Door. One service /fire exit door to the service corridor or exterior. Door to be installed per building code with hardware as specified by Landlord.

E. Electrical. 480/277 volt, 3-phase, 4-wire service from a central distribution point, at which central distribution point Landlord will provide an empty meter base, flexible service disconnect switch
         (100 amp), and an empty 2" conduit to premises. Any additional service requirements to be at Tenant's sole cost and expense.

F. HVAC. 1 ton/300 sq.ft. Tenant to provide at its sole cost and expense for all distribution of HVAC within the premises. Tenant shall pay alL costs and expense associated with any unit location changes from Landlord's Plans to accommodate Tenant's requirements.


G. Plumbing. 6" sewer and 2" water laterals stubbed to the premises as shown on Landlord's plans.

H. Gas. Landlord will provide gas service to the premises and a manifold for distribution of the gas.

I.       Telephone.  Empty 2" conduit stubbed to the premises.

J. Fire sprinklers. Landlord will provide a fire sprinkler system to a density and head spacing conforming with NFTA and local fire jurisdiction for light hazard occupancies. (Note: Sprinkler heads shall be located at the underside of the roof structure. Tenant shall make any modifications made necessary by Tenant's work or use of the premises.

K. Toilet Room. Two toilet rooms, equipped with all fixtures as required by local government codes.

                              EXHIBIT "C" TO LEASE

                                   GRANT DEED

                              NOTICE OF ANNEXATION

RECORDING REQUESTED BY, AND
WHEN RECORDED MAIL TO:

FIRST AMERICAN TITLE INSURANCE COMPANY
114 East Fifth Street
Santa Ana, California 92702
Attention:  Ms. Judith M. Moore
Escrow No. 9846716M


--------------------------------------------------------------------------------
                                                (Space Above for Recorder's Use)



                              NOTICE OF ANNEXATION

                                       TO

                        ALISO VIEJO COMMUNITY ASSOCIATION

                           (DELEGATE DISTRICT NO. 82)

                                       AND

                              NOTICE OF ANNEXATION

                                       AND

                     SUPPLEMENTAL DECLARATION OF COVENANTS,
                           CONDITIONS AND RESTRICTIONS

                                       FOR

                      PARK PLAZA AT ALISO VIEJO TOWN CENTER

                             (PARCEL 1, LLA 96-051)

                                TABLE OF CONTENTS
                                       FOR
                              NOTICE OF ANNEXATION
                                       TO
                        ALISO VIEJO COMMUNITY ASSOCIATION
                           (DELEGATE DISTRICT NO. 82)
                                       AND
                              NOTICE OF ANNEXATION
                                       AND
                     SUPPLEMENTAL DECLARATION OF COVENANTS,
                           CONDITIONS AND RESTRICTIONS
                                       FOR
                      PARK PLAZA AT ALISO VIEJO TOWN CENTER
                             (PARCEL 1, LLA 96-051)

Description                                                             Page No.
-----------                                                             --------


PREAMBLE ......................................................................1


ARTICLE I......................................................................1

1.       Definitions...........................................................1
         1.1.     General......................................................1
         1.2.     Affiliate....................................................2
         1.3.     Annexed Property.............................................2
         1.4.     Association..................................................2
         1.5.     Community Association........................................2
         1.6.     Community Declaration........................................2
         1.7.     Declarant....................................................2
         1.8.     Declaration..................................................2
         1.9.     Delegate District No. 82.....................................2
         1.10.    Development Plan.............................................2
         1.11.    Owner........................................................2
         1.12.    Person.......................................................3
         1.13.    Supplemental Declaration.....................................3

ARTICLE II.....................................................................3

2.       Annexation to Subject Property in Aliso Viejo.........................3
         2.1.     Declaration of Annexation....................................3
         2.2.     General Plan.................................................3
         2.3.     Equitable Servitudes.........................................3
         2.4.     Covenants Appurtenant........................................3
         2.5.     Land Classification..........................................3
         2.6.     Annexed Property in Delegate District No. 82.................3
         2.7.     Membership in Community Association..........................4
         2.8.     Determination of Common Assessments..........................4

         2.9.     Redetermination of Imputed Market Value......................4
         2.10.    Redetermination if No Recent Sales Price.....................4
         2.11.    Redetermination if New Construction..........................5
         2.12.    Commencement of Common Assessments...........................5
         2.13.    Maintenance Agreement........................................5
         2.14.    Conformity with Development Plan.............................5
         2.15.    VA and FHA Approval..........................................6
         2.16.    Community Association Properties.............................6
         2.17.    Maintenance Obligations......................................6
         2.18.    Voting Rights................................................6

ARTICLE III....................................................................6

3.       Annexation to Properties in Pacific Park Town Center..................6
         3.1.     Declaration of Addition......................................6
         3.2.     General Plan.................................................6
         3.3.     Equitable Servitudes.........................................7
         3.4.     Covenants Appurtenant........................................7
         3.5.     Membership in Association....................................7
         3.6.     Apportionment of Annual Assessments..........................7
         3.7.     Commencement of Annual Assessments...........................7
         3.8.     Conformity with Development Plan.............................7
         3.9.     Common Area..................................................7
         3.10.    Maintenance Obligations......................................8
         3.11.    Voting Rights................................................8

ARTICLE IV.....................................................................8

4.       Restrictions..........................................................8
         4.1.     Interpretation of Restrictions...............................8
         4.2.     Restrictions in Community Declaration........................8
         4.3.     Restriction in Deeds and Leases..............................8
         4.4.     Provisions in Development Plan...............................8
         4.5.     Provisions of Declaration....................................8
         4.6.     Architectural and Landscaping Control........................8
                  4.6.1.   General Control in Annexed Property.................8
                           4.6.1.1. Architectural Approval.....................9
                           4.6.1.2. Certain Exceptions.........................9
                           4.6.1.3. No Waiver of Future Approvals.............10
                           4.6.1.4. Correction of Defects.....................10
                  4.6.2.   Scope of Review....................................10
                  4.6.3.   Variances..........................................11
                  4.6.4.   Assignment of Declarant's Rights...................11

ARTICLE V.....................................................................11

5.       Miscellaneous Provisions.............................................11
         5.1.     Term of Supplemental Declaration............................11
         5.2.     Amendments of Supplemental Declaration......................11

         5.3.     Deletion of Annexed Property................................12
         5.4.     Mortgagee Protection........................................12
         5.5.     Notice, Enforcement and Other Provisions....................12



EXHIBIT "1"      LEGAL DESCRIPTION OF ANNEXED PROPERTY

EXHIBIT "2"      DRAWING SHOWING LOCATION OF COMMUNITY ASSOCIATION PROPERTY
                 EASEMENT AREAS IN ANNEXED PROPERTY

EXHIBIT "3"      DRAWING SHOWING LOCATION OF COMMON AREA MAINTENANCE EASEMENTS
                 IN ANNEXED PROPERTY

                              NOTICE OF ANNEXATION
                                       TO
                        ALISO VIEJO COMMUNITY ASSOCIATION
                           (DELEGATE DISTRICT NO. 82)
                                       AND
                              NOTICE OF ANNEXATION
                                       AND
                SUPPLEMENTAL DECLARATION OF COVENANTS, CONDITIONS
                                AND RESTRICTIONS
                                       FOR
                      PARK PLAZA AT ALISO VIEJO TOWN CENTER
                             (PARCEL 1, LLA 96-051)
                            ------------------------

         This Notice of Annexation and Supplemental Declaration ("Supplemental Declaration") is made by Shea Homes Limited Partnership, a California limited partnership doing business as Mission Viejo Company ("Declarant").

                                    PREAMBLE

         A. Declarant is the Owner of certain real property ("Annexed Property") which is a portion of the "Annexable Area" described in the Community Declaration and a portion of the "Annexable Territory" described in the Declaration. Declarant intends to subdivide and improve the Annexed Property as a portion of the planned community known as Aliso Viejo in accordance with the Community Declaration and as a portion of the planned development known as Pacific Park Town Center in accordance with the Declaration. In furtherance of the Community Declaration, the Declaration and the Development Plan for the Subject Property and the Properties, Declarant intends to improve, own and convey the Annexed Property in accordance with the terms of the Community Declaration and the Declaration.

         B.    Pursuant to Article III of the Community Declaration and
Article XVI of the Declaration, Declarant wishes to designate the Annexed Property as a portion of a Delegate District and to impose additional covenants, conditions, restrictions and reservations on the Annexed Property. The Owners who own portions of the Annexed Property shall be subject to the provisions of the Community Declaration, the Declaration and this Supplemental Declaration.

         THEREFORE, DECLARANT HEREBY DECLARES AS FOLLOWS:

                                    ARTICLE I

         1.    Definitions.

         1.1. General. Unless otherwise expressly provided herein, the capitalized terms in this Supplemental Declaration shall have the same meaning as any similarly capitalized terms defined in the Community Declaration and the Declaration, as the case may be. The following words and phrases when used in this Supplemental Declaration shall have the meanings hereinafter specified.

         1.2. Affiliate. "Affiliate" shall mean a corporation which is controlled by, controls, or is under common control with, Shea Homes Limited Partnership, a California limited partnership, doing business as Mission Viejo Company.

         1.3. Annexed Property. "Annexed Property" shall mean the real property described in Exhibit "1" attached hereto.

         1.4.  Association.  "Association" shall mean Pacific Park Town
Center Association, a California nonprofit mutual benefit Corporation, which was organized pursuant to the Association Declaration.

         1.5. Community Association. "Community Association" shall mean Aliso Viejo Community Association, a California nonprofit public benefit corporation, its successors and assigns.

         1.6. Community Declaration. "Community Declaration" shall mean the Declaration of Covenants, Conditions and Restrictions for Aliso Viejo Community Association dated April 1, 1982, and Recorded on April 6, 1982, as Instrument No. 82-118353, of Official Records of Orange County, California, as amended from time to time.

         1.7. Declarant. "Declarant" shall mean Shea Homes Limited Partnership, doing business as the Mission Viejo Company, its successors-in-interest, any Affiliate and any Person to which it shall have assigned any rights in whole or in part, as provided in either this Supplemental Declaration, the Declaration or the Community Declaration. For purposes of this Supplemental Declaration, the term "successor" shall not include a purchaser of one or more Lots in the Annexed Property from Declarant.

         1.8. Declaration. "Declaration" shall mean the Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Pacific Park Town Center, dated December 22, 1993, and Recorded on December 23, 1993, as Instrument No. 93-0894675, of the Official Records of Orange County, California, as amended from time to time.

         1.9. Delegate District No. 82. "Delegate District No. 82" shall mean the Annexed Property and any other real property within the Annexable Area which Declarant may choose or has chosen to add to such Delegate District by the timely recordation of a Notice of Annexation and Supplemental Declaration pursuant to Section 3.01 of the Community Declaration, declaring such portion to be a portion of Delegate District No. 82.

         1.10. Development Plan. "Development Plan" shall mean the Aliso Viejo Planned Community Development Plan and Supplemental Text (4th Revised) which was adopted by the Orange County Board of Supervisors as Ordinance No. 3818, on March 26, 1991, recorded as Instrument No. 91-346274 in Official Records of Orange County, California, as it may be revised and extended from time to time.

         1.11. Owner. "Owner" shall mean the Person or Persons, including Declarant, holding individual ownership of Record to any Lot. The term "Owner" shall include sellers under executory contracts of sale but shall exclude Mortgagees.

         1.12. Person. "Person" shall mean a natural individual or any other entity with the legal right to hold title to real property.

         1.13. Supplemental Declaration. "Supplemental Declaration" shall mean this instrument, as it may be amended from time to time.

                                   ARTICLE II

         2. Annexation to Subject Property in Aliso Viejo.

         2.1. Declaration of Annexation. Declarant, as the present Owner thereof, for itself, its successors and assigns, hereby declares that the Annexed Property shall be part of the Subject Property under the Community Declaration and shall be subject to the Community Declaration, and that the Annexed Property, and each part thereof, shall be owned, held, transferred, conveyed, sold, leased, rented, hypothecated, encumbered, used, occupied, maintained, altered and improved subject to the covenants, conditions, restrictions, limitations, reservations, exceptions, equitable servitudes and other provisions set forth in the Community Declaration and this Supplemental Declaration, for the duration thereof. This Supplemental Declaration constitutes, in part, a "Notice of Annexation" as defined in the Community Declaration.

         2.2. General Plan. This Supplemental Declaration is hereby established pursuant to, and in furtherance of a common and general plan in accordance with the Community Declaration and the Development Plan for the improvement and ownership of the Annexed Property and for the purpose of enhancing and protecting the value, desirability and attractiveness of the Annexed Property.

         2.3. Equitable Servitudes. The covenants, conditions and restrictions of the Community Declaration and this Supplemental Declaration are hereby imposed as equitable servitudes upon the Annexed Property, as a servient tenement, for the benefit of each and every other Lot, Condominium or Community Association Properties within the Subject Property, as the dominant tenements.

         2.4. Covenants Appurtenant. The covenants, conditions and restrictions and reservations of easements of the Community Declaration and this Supplemental Declaration shall run with, and shall inure to the benefit of and shall be binding upon, all of the Annexed Property, and shall be binding upon and inure to the benefit of (a) the Annexed Property, (b) Declarant and its successors and assigns, (c) the Community Association and its successors and assigns, and (d) all Persons having, or hereafter acquiring, any right, title or interest in all or any portion of the Annexed Property and their heirs, personal representatives, successors, and assigns.

         2.5. Land Classification. All of the Annexed Property (except for those portions designated below as Community Association Properties or Common
Area) is hereby designated as Commercial Area as defined in the-Community Declaration and as Business Park Area as defined in the Development Plan.

         2.6. Annexed Property in Delegate District No. 82. `Pursuant to Section 4.04(a) of the Community Declaration, the Annexed Property is hereby designated as a part of Delegate District No. 82 of the Community Association. As further provided in the Community

Declaration, the Owners of Lots in Delegate District No. 82 shall collectively be entitled to one (1) Delegate to the Community Association.

         2.7. Membership in Community Association. Each Owner of one or more Lots in the Annexed Property shall automatically become a member of the Community Association, as provided in Section 4.02 of the Community Declaration.

         2.8. Determination of Common Assessments. The Community Association shall levy basic Common Assessments attributable to the Annexed Property, consisting of AFCAs and PFCAs, as provided in Section 9.08 of the Community Declaration. The AFCAs within the Annexed Property shall be determined in accordance with Section 9.09 of the Community Declaration based upon an allocation of one AFCA Unit per Lot. The PFCAs within the Annexed Property shall be determined in accordance with Section 9.10 of the Community Declaration, and they shall be based upon the Imputed Market Value ("IMV") of each Lot therein computed in accordance with this Supplemental Declaration. Until any redetermination of the IMV of any Lot in the Annexed Property as provided in this Supplemental Declaration, the IMV of the Annexed Property ("Initial Value") shall be deemed to be One Million Two Hundred Forty-Seven Thousand One Hundred Twenty-Three Dollars ($1,247,123.00) which shall be allocated to the Lots within the Annexed Property based on their relative gross land area as shown on the subdivision map for the Annexed Property.

         2.9. Redetermination of Imputed Market Value. The IMV of each Lot in the Annexed Property shall be redetermined annually as of June 30 ("Redetermination Date") of the calendar year preceding the calendar year for which PFCAs, if any, are to be levied. Subject to the provisions of Section 2.11 below, if a Lot in the Annexed Property has been sold during the twelve (12) month period preceding the Redetermination Date, and if the sales price is determinable and in a bona fide sale, the IMV of the Lot as of the Redetermination Date shall be the sales price in the most recent such sale in such twelve (12) month period. The term "sales price," as used herein, means the price for the Lot, including the Improvements and fixtures (if any) thereon, but excluding any price for personal property if separately stated. Immediately following any sale of a Lot, the new Owner shall immediately furnish the Community Association with all relevant information about the sale, including without limitation the sales price of the Lot.

         2.10. Redetermination if No Recent Sales Price. If a Lot in the Annexed Property has not been sold during the twelve (12) month period preceding the Redetermination Date, or if there was such a sale but the sales price is not determinable or was not a bona fide sale, then, subject to the provisions of
Section 2.11 below, the IMV of the Lot as of the Redetermination Date shall be
(1) the sales price in the most recent sale for which a bona fide sales price is determinable, or (2) the Initial Value determined in accordance with Section 2.8 of this Supplemental Declaration, if there is no such determinable bona fide sales price; however, such price or Initial Value shall be adjusted upward or downward in the same proportion by which the "Index," as hereinafter defined for June of the year of the Redetermination Date has increased or decreased over the Index of the calendar year in which such most recent sale occurred, or the Initial Value was determined, whichever is later. The "Index" shall be the index number for the month of June of the applicable year of the "Consumer Price Index for the Los Angeles-Riverside-Anaheim Area, Urban Wage Earners Clerical Workers (1982-84 100)," issued by the

United States Bureau of Labor Statistics in its monthly report entitled "The Consumer Price Index U.S. City Average and Selected Areas." In the event that the Index is discontinued, then the Board shall substitute an index which, in the reasonable opinion of the Board, is most nearly identical to the Index as defined above.

         2.11. Redetermination if New Construction. If Improvements or construction is completed on a Lot subsequent to (1) the most recent sale of which a bona fide sales price is determinable, or (2) the date on which the Initial Value was determined, the cost of such Improvements or construction, as determined by the Board, shall be added to such sales price or Initial Value, as the case may be, for purposes of redetermining the IMV. The total of said sales price or Initial Value, as the case may be, plus the cost of Improvements or construction, shall be the price used in redeterminations under Sections 2.9 and
2.10 above. Immediately upon completion of any construction on a Lot, the Owner of such Lot shall furnish the Community Association with all relevant information about the construction, including without limitation the cost of such Improvements or construction.

         2.12. Commencement of Common Assessments. The Common Assessments attributable to every Lot in the Annexed Property shall commence on the date ("Common Assessment Commencement Date") which shall be the earlier to occur of
(1) the first day of the first month following the month in which a Certificate of Occupancy is issued by the County of Orange for any Improvement on any Lot in the Annexed Property, or (2) the first day of the eighteenth (18th) month after the first Close of Escrow occurs for the sale by Declarant of a Lot in the Annexed Property, as further provided in Section 9.25(b) of the Community Declaration.

         2.13. Maintenance Agreement. Notwithstanding any other provision of the Community Declaration, this Supplemental Declaration or the Bylaws regarding the term and termination of contracts with Declarant for providing services to the Community Association, Declarant may enter into a written maintenance agreement with the Community Association for a fee consistent with fees for similar services charged by others, under which Declarant shall pay all or any portion of the operating Common Expenses and perform all or any portion of the Community Association's maintenance responsibilities with respect to that portion of the Community Association Properties which is described in this Supplemental Declaration, in exchange for a temporary suspension of all or a portion of Common Assessments (excepting reserves) attributable to the Annexed Property or any portion thereof. Such maintenance agreement may require Owners to reimburse Declarant, through the Community Association, for a portion of the costs expended in satisfaction of Common Expenses.

         2.14. Conformity with Development Plan. This Supplemental Declaration is in conformity with the Development Plan. This Supplemental Declaration shall not have the direct effect of increasing the current budgeted Common Expenses of the Community Association by more than twenty percent (20%) or substantially overburdening the Community Association Properties. This Supplemental Declaration is being Recorded prior to the third (3rd) anniversary of the original issuance of the most recently issued Final Subdivision Public Report from the DRE for a portion of the Annexable Area, as described in Section 3.01 of the Community Declaration.

         2.15. VA and FHA Approval. Neither the FHA nor the VA is insuring or guaranteeing loans, or has agreed to insure or guarantee loans in connection with initial sales of Lots or Condominiums by Declarant in either the Annexed Property or the Subject Property as of the date of Recordation of this Supplemental Declaration. Therefore, the approval of neither the FHA nor the VA of the within annexation has been sought, as further provided in Section 3.01(b) of the Community Declaration.

         2.16. Community Association Properties. The portion of the .Annexed Property generally shown on the attached Exhibit "2" which is to be improved with landscaping and related improvements is hereby designated as part of the Community Association Properties. A landscape installation and maintenance easement over such Community Association Properties is hereby reserved by Declarant for the benefit of the Community Association. Upon completion of the initial landscaping improvements on such Community Association Properties Declarant shall (i) prepare a legal description of the precise areas on which such improvements are located (which description shall be subject to the reasonable review and approval of the owner of the Annexed Property) and (ii) convey an easement over such areas to the Community Association.

         2.17. Maintenance Obligations. The maintenance obligations of the Community Association, the Owners, and Declarant are described in the Community Declaration and in this Supplemental Declaration. The Community Association shall assume its maintenance obligations with respect to the Community Association Properties located in the Annexed Property upon the commencement of Common Assessments against the Lots located in the Annexed Property.

         2.18. Voting Rights. The voting rights of the Owners of Lots and the Delegate from Delegate District No. 82 in Community Association affairs are as set forth in the Community Declaration and this Supplemental Declaration. Voting rights in the Community Association shall commence with respect to the Annexed Property upon the commencement of Common Assessments against the Annexed Property.

                                   ARTICLE III

         3.    Annexation to Properties in Pacific Park Town Center.

         3.1. Declaration of Addition. Declarant, as the present Owner thereof, for itself, its successors and assigns, hereby declares that the Annexed Property shall be part of the Properties under the Declaration and shall be subject to the Declaration, and that the Annexed Property, and each part thereof, shall be owned, held, transferred, conveyed, sold, leased, rented, hypothecated, encumbered, used, occupied, maintained, altered and improved subject to the covenants, conditions, restrictions, limitations, reservations, exceptions, equitable servitudes and other provisions set forth in the Declaration and this Supplemental Declaration, for the duration thereof. This Supplemental Declaration constitutes, in part, a "Notice of Addition of Territory" as defined in the Declaration.

         3.2. General Plan. This Supplemental Declaration is hereby established as a part of, pursuant to and in furtherance of a common and general plan in accordance with the Declaration and the Development Plan for the improvement and ownership of the Annexed Property and for the purpose of enhancing and protecting the value, desirability and attractiveness of the Annexed Property.

         3.3. Equitable Servitudes. The covenants, conditions and restrictions of the Declaration and this Supplemental Declaration are hereby imposed as equitable servitudes upon the Annexed Property, as a servient tenement, for the benefit of each arid every other Lot, Condominium or Common Area within the Properties, as the dominant tenements.

         3.4. Covenants Appurtenant. The Covenants, Conditions and Restrictions and Reservations of Easements of the Declaration and this Supplemental Declaration shall run with, and shall inure to the benefit of and shall be binding upon, all of the Annexed Property, and shall be binding upon and inure to the benefit of (a) the Annexed Property, (b) Declarant and its successors and assigns, (c) the Association and its successors and assigns, and (d) all Persons having, or hereafter acquiring, any right, title or interest in all or any portion of the Annexed Property and their heirs, personal representatives. successors, and assigns.

         3.5. Membership in Association. Each Owner of one or more Lots in the Annexed Property shall automatically become a -- member of the Association, as provided in Section 3.3 of the Declaration. The Association is defined as a "Sub-Association" in the Community Declaration.

         3.6. Apportionment of Annual Assessments. The rights and obligations of any and all Owners of Lots in the Annexed Property with respect to assessments shall be the same as the rights and obligations of the Owners of Lots currently affected by the Declaration. Annual Assessments on Lots in the Properties shall be allocated among the Lots subject to the Declaration, as provided in Section 6.5 of the Declaration.

         3.7. Commencement of Annual Assessments. The Annual Assessments attributable to every Lot in the Annexed Property shall commence on the date ("Annual Assessment Commencement Date") which shall be the day Close of Escrow occurs for the sale by Declarant of the Annexed Property, subject to the provisions of Section 6.6 of the Declaration. Notwithstanding the foregoing, if any Common Area is located in the Annexed Property, Annual Assessments shall not commence until the landscaping on the Common Area located in the Annexed Property is completed and conveyed to the Association.

         3.8. Conformity with Development Plan. This Supplemental Declaration is in conformity with the Development Plan. This Supplemental Declaration shall not have the direct effect of increasing the current budgeted Annual Assessment against any Lot which was subject to the Declaration prior to the Recordation of this Supplemental Declaration by more than twenty percent (20%).

         3.9. Common Area. The portion of the Annexed Property generally shown on the attached Exhibit "3" which is to be improved with landscaping and related improvements is hereby designated as part of the Common Area. A landscape installation and maintenance easement over such Common Area is hereby reserved by Declarant for the benefit of the Association. Upon completion of the initial landscaping improvements on such Common Area Declarant shall (i) prepare a legal description of the precise areas on which such improvements are located (which description shall be subject to the reasonable review and approval of the owner of the Annexed Property) and (ii) convey an easement over such areas to the Association.

         3.10. Maintenance Obligations. The maintenance obligations of the Association, the Owners, and Declarant are described in the Declaration and in this Supplemental Declaration. The Association shall assume its maintenance obligations with respect to the Common Area located in the Annexed Property, if any, upon the commencement of Annual Assessments against the Lots located in the Annexed Property.

         3.11. Voting Rights. The voting rights of the Owners of Lots in Association affairs are as set forth in Article IV of the Declaration and this Supplemental Declaration. The Class A Members shall be entitled to exercise voting power in the Association in the same ratio as Assessments are allocated from time to time pursuant to the Declaration. Voting rights in the Association shall commence with respect to the Annexed Property upon the commencement of Annual Assessments against the Annexed Property.

                                   ARTICLE IV

         4.    Restrictions.

         4.1. Interpretation of Restrictions. All of the real property within the Annexed Property shall be held, used and enjoyed subject to the following Restrictions except that the exemptions of Declarant set forth in the Community Declaration and in the Declaration are hereby incorporated in and shall be applicable under this Supplemental Declaration as if set forth in full in this Supplemental Declaration. To the extent that any of the following Restrictions are more restrictive than Restrictions in the Community Declaration, the Declaration or the Development Plan, the Restrictions in this Supplemental Declaration shall control. To the extent that any of the Restrictions set forth in any deed or lease from Declarant of a Lot in the Annexed Property are more restrictive than the Restrictions in this Supplemental Declaration, the Restrictions in such deed or lease shall control.

         4.2. Restrictions in Community Declaration. The Restrictions contained in the Community Declaration shall apply to the Annexed Property including, but not limited to, the General Restrictions set forth in Article X of the Community Declaration.

         4.3. Restriction in Deeds and Leases. Restrictions, if any, in the deed or lease from Declarant conveying or leasing the Lot to another Person shall apply to the Lot.

         4.4. Provisions in Development Plan. The provisions contained in the Development Plan shall apply to the Annexed Property.

         4.5. Provisions of Declaration. The provisions of the Declaration shall apply to the Annexed Property, including without limitation the provisions of Article X regarding uses.

         4.6.  Architectural and Landscaping Control.

               4.6.1 General Control in Annexed Property. Declarant shall initially exercise all of the rights and powers set forth in this Section 4.6, unless and until any or all of such rights and powers are assigned by Declarant as provided in this Supplemental Declaration. Declarant shall follow the basic procedures for granting or denying approvals, as set forth in this Section 4.6, unless otherwise provided in a deed or lease of a Lot reflecting a conveyance from Declarant. The address of Declarant shall, unless changed by written notice to the Owners in the Annexed Property, be: 26137 La Paz Road, Mission Viejo, California 92691.

                       4.6.1.1 Architectural Approval. Subject to Subsubsection 4.6.1.2 hereof and Article XI of the Community Declaration, no Improvements, including any exterior changes or alterations in any existing Improvement, shall be commenced, erected or maintained upon any portion of the Annexed Property until the plans and specifications therefor showing the nature, kind, shape, height, width, color, materials and location of the same shall have been submitted to Declarant and approved in writing by Declarant. The Owner shall obtain a receipt for the plans and specifications from an authorized agent of Declarant. Declarant shall approve plans and specifications submitted for its approval only if it deems in its reasonable discretion that the construction, alterations or additions contemplated thereby in the locations indicated will not be detrimental to the appearance of the Annexed Property as a whole, that the appearance of any structure affected thereby will be in harmony with the surrounding structures, that the construction thereof will not detract from the beauty, wholesomeness and attractiveness of the Annexed Property as a whole and that the upkeep and maintenance thereof will not become a burden on the Community Association. Declarant may condition its approval of proposals or plans and specifications upon such changes therein as it deems appropriate, or upon the agreement by the Person (referred to in this Section 4.6 as "applicant") submitting the same to grant appropriate easements to the Community Association for the maintenance thereof, or to reimburse the Community Association for the cost of maintenance, or all three, and may require submission of additional plans and specifications or other information prior to approving or disapproving material submitted. Declarant may also issue rules or Design Guidelines setting forth standards and procedures for the submission of plans for approval, requiring a fee to accompany each application for approval, or additional factors which it will take into consideration in reviewing submissions. Declarant may provide that the amount of such fee shall be uniform, or that it shall be determined in any other reasonable manner, such as by the reasonable cost of the construction, alterations or additions contemplated. Declarant may require such detail in plans and specifications submitted for its review as it deems proper, including without limitation, floor plans, site plans, drainage plans, elevation drawings and description or samples of exterior material and colors. Until receipt by Declarant of any required plans and specifications, Declarant may postpone review of any plan submitted for approval. Decisions of Declarant and the reasons therefor shall be transmitted by Declarant to the applicant at the address set forth in the application for approval, within sixty (60) days after receipt by Declarant of all materials required by the Declarant. Any application submitted pursuant to this Section
4.6 shall be deemed approved, unless written disapproval or a request for additional information or materials by Declarant shall have been transmitted to the applicant within sixty (60) days after the date of receipt by Declarant of all required materials. Upon completion of the contemplated Improvement, the applicant shall give a Notification of Completion of Work to Declarant of such completion and, for purposes hereof, the date of receipt of such Notification by Declarant shall be deemed to be the date of completion of such Improvement.

                       4.6.1.2 Certain Exceptions. Declarant may exempt certain types or classes of Improvements from the provisions of this Section 4.6 under written guidelines or rules promulgated from time to time by Declarant, if in the exercise of the Declarant's sole judgment, approval of such types or classes of Improvements is not required to carry out the purposes of the Community Declaration and this Supplemental Declaration.

                       4.6.1.3    No Waiver of Future Approvals.  The
approval of Declarant of any proposals or plans and specifications or drawings for any work done or proposed or in connection with any other matter requiring the approval and consent of Declarant shall not be deemed to constitute a waiver of any right to withhold approval of or to consent to any similar proposals, plans and specifications, drawings or any matter whatsoever that is subsequently or additionally submitted for approval or consent.

                       4.6.1.4 Correction of Defects. Inspection of work and correction of defects therein shall proceed as follows:

                                  (i)     Declarant or its duly authorized
representative may at any time inspect any Improvement, or change or alteration thereof, for which approval of plans are required under this Section 4.6; provided, however, that Declarant's right of inspection shall terminate sixty
(60) days after the Owner shall have given a Notification of Completion of Work to Declarant, provided that such Improvement was actually completed as of the date of such Notification. If, as a result of such inspection, Declarant finds that such Improvement, or change or alteration thereof, was done without obtaining approval of the plans therefor or was not done in substantial compliance with the plans approved by Declarant, it shall notify the Owner in writing of failure to comply with this Section 4.6 within thirty (30) days after the inspection, specifying the particulars of noncompliance (the "Notice of Noncompliance"). Declarant shall have the authority to require the Owner to take such action as may be necessary to remedy the noncompliance.

                                 (ii)    If upon the expiration of thirty (30)
days from the date of such Notice of Noncompliance the Owner shall have failed to remedy such noncompliance, then Declarant may, at its option, pursue such remedies against the Owner as it may have in any court of competent jurisdiction, Record a Notice of Noncompliance against the real property in which the noncompliance exists, remove the noncomplying Improvement, remedy the noncompliance or pursue any two or more of the foregoing remedies; and the Owner shall reimburse Declarant, upon demand, for all expenses incurred in connection therewith. The right of Declarant set forth in this Subsection 4.6.1.4 to remove any Improvement or remedy the noncompliance shall be in addition to all other rights and remedies which Declarant may have at law, in equity or in this Supplemental Declaration.

               4.6.2 Scope of Review. Declarant shall review and approve or disapprove all plans submitted to it for any proposed Improvement, alteration or addition, on the basis of aesthetic considerations, consistency with the Community Declaration and this Supplemental Declaration, and the overall benefit or detriment which would result to the immediate vicinity and the Annexed Property generally. Declarant shall take into consideration the aesthetic aspects of the architectural designs, placement of buildings, landscaping, color schemes, exterior finishes and materials and similar features. Declarant's approval or disapproval shall be based solely on the considerations set forth in this Section 4.6, and Declarant shall not be responsible for reviewing, nor shall its approval of any plan or design be deemed approval of, any plan or design from the standpoint of structural safety or conformance with building or other codes.

               4.6.3 Variances. Declarant may authorize variances from compliance with any of the architectural provisions of this Supplemental Declaration, including restrictions upon height, size, floor area or placement of structures, or similar restrictions, when circumstances such as topography, natural obstructions, hardship, aesthetic or environmental consideration may require. Such variances must be evidenced in writing and signed by an authorized representative of Declarant. If such variances are granted, no violation of the covenants, conditions and restrictions contained in the Community Declaration or this Supplemental Declaration shall be deemed to have occurred with respect to the matter for which the variance was granted. The granting of such a variance shall not operate to waive any of the terms and provisions of this Supplemental Declaration for any purpose except as to the particular property and particular provision hereof covered by the variance, nor shall it affect in any way the Owner's obligation to comply with all governmental laws and regulations affecting the use of his Lot.

               4.6.4 Assignment of Declarant's Rights. Declarant may at any time, and from time to time, assign all or any portion of its rights under this Section 4.6 to the Master Architectural Committee established under the Community Declaration, or to an architectural committee formed by Declarant to control the Annexed Property and any other nonresidential property so designated by Declarant at any time in another supplemental declaration ("Business Properties Committee"), or to both the Master Architectural Committee and the Business Properties Committee. If the Business Properties Committee is formed by Declarant, the initial composition of such Committee and its initial address shall be set forth by Declarant in a Recorded Document. If Declarant assigns approval rights to both the Master Architectural Committee and to the Business Properties Committee, then the approval of either the Master Architectural Committee or the Business Properties Committee shall be all that is required hereunder of an Owner of the Annexed Property. Unless and until Declarant assigns any of its rights to the Business Properties Committee or to the Master Architectural Committee, (i) no architectural review and approval under the Community Declaration by either the Business Properties Committee or the Master Architectural Committee shall be required of an Owner of the Annexed Property and (ii) Declarant may unilaterally and reasonably amend from time to time the procedures for granting or denying approvals, as set forth in this Section 4.6.

                                    ARTICLE V

         5.    Miscellaneous Provisions.

         5.1.  Term of Supplemental Declaration. The provisions of Section
12.01 of the Community Declaration and Section l5.3 of the Declaration are hereby incorporated in this Supplemental Declaration as if repeated herein in full except that, for purposes of this Supplemental Declaration, the term "Community Declaration" or "Declaration," as the case may be, when used in said Section, shall in each case, be deemed to refer to this Supplemental Declaration.

         5.2. Amendments of Supplemental Declaration. Any provision, covenant, condition, restriction or equitable servitude contained in Section 4.6 of this Supplemental

Declaration may be amended any time and from time to time upon approval of the amendment by the Record Owners of a majority of the Lots in the Annexed Property, with the prior written consent of Declarant. Any provision, covenant, condition, restriction or equitable servitude contained in Article III of this Supplemental Declaration may be amended only by a vote of the Members of the Association pursuant to Section 15.5 of the Declaration and the prior written consent of Declarant for so long as Declarant owns any property within the Annexable Area. If the Annexed Property is conveyed to a third party by Declarant and such third party and Declarant execute and record a lot line adjustment, a final map or a parcel map to adjust the boundaries of the property owned by such third party, Exhibit "1" may be amended to change the description of the Annexed Property to conform to the boundaries established in such lot line adjustment, final map or parcel map with the approval of Declarant and such third party. Any other provision, covenant, condition, restriction or equitable servitude in this Supplemental Declaration which is not contained in Articles III or IV hereof may be amended only by a vote of the Members of the Community Association pursuant to Section 12.02(b) of the Community Declaration and the prior written consent of Declarant for so long as Declarant owns any property within the Annexable Area. The amendment shall be effective upon the Recordation, in the Office of the Orange County Recorder, of a written instrument executed by all Persons required to sign the instrument setting forth the amendment in full. A copy of the Recorded instrument shall be furnished promptly to the Board.

         5.3. Deletion of Annexed Property. The Annexed Property may be deleted or deannexed from coverage of this Supplemental Declaration in accordance with the provisions of Section 3.03 of the Community Declaration and Section 16.5 of the Declaration.

         5.4. Mortgagee Protection. The provisions of Section 12.04 of the Community Declaration and Article XIII of the Declaration are hereby ratified and confirmed and incorporated in this Supplemental Declaration as if repeated herein in full. Notwithstanding any other provision of this Supplemental Declaration, no amendment or violation of this Supplemental Declaration shall operate to defeat or render invalid the rights of any Mortgagee under any Recorded Mortgage upon a Lot in the Annexed Property made in good faith and for value, provided that after the foreclosure of any such Mortgage such Lot shall remain subject to this Supplemental Declaration, as it may be amended.

         5.5. Notice, Enforcement and Other Provisions. The provisions of Sections 15.1, 15.2, 15.4, 15,6, 15.7, 15.9, 15.10 and 15.12 of the Declaration
and Sections 12.06, 12.07, 12.08, 12.10 and 12.11 of the Community Declaration are hereby incorporated in this Supplemental Declaration as if repeated herein in full except that, for purposes of this Supplemental Declaration (a) the term "Community Declaration" or "Declaration" when used in said Sections shall, in each case, be deemed to refer to this Supplemental Declaration; (b) the term "Member" when used in said Sections shall, in each case, be deemed to refer only to the Owner of a Lot in the Annexed Property; and (c) the term "Community Association Area" or "Properties" when used in said Sections, shall, in each case, be deemed to refer to only that portion of the Subject Property which consists of the Annexed Property.

Declarant has executed this Supplemental Declaration on          , 20    .
                                                        ---------    ----

                                          SHEA HOMES LIMITED
                                          PARTNERSHIP, a California
                                          limited partnership doing
                                          business as MISSION VIEJO
                                          COMPANY


                                         By:  J.F. SHEA CO., INC., a Nevada
                                              corporation
                                         Its: General Partner


                                         By:
                                                 ---------------------------
                                         Name:
                                                 ---------------------------
                                         Title:
                                                 ---------------------------


                                         By:
                                                 ---------------------------
                                         Name:
                                                 ---------------------------
                                         Title:
                                                 ---------------------------

STATE OF CALIFORNIA        .........)
                           .........)  ss.
COUNTY OF                  .........)
          -----------------


         On ___________________________ , 200 _____ before me,
_____________________________________________________________ personally appeared _____________________________ and ____________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) (is) (are) subscribed to the within instrument and acknowledged to me that (he) (she) (they) executed the same in (his) (her) (their) authorized capacity(ies), and that by (his) (her) (their) signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                         Notary Public in and for said State



         (SEAL)

                                   EXHIBIT "1"
                             TO NOTICE OF ANNEXATION

                      LEGAL DESCRIPTION OF ANNEXED PROPERTY

         The legal description of the real property constituting the Annexed Property is as follows:

                  Parcel 1 of Lot Line Adjustment LLA 96-051, recorded January 30, 1997, as Instrument Number 19970047102, in Official Records of Orange County, California.

                                   EXHIBIT "2"
                             TO NOTICE OF ANNEXATION

                           DRAWING SHOWING LOCATION OF
                    COMMUNITY ASSOCIATION PROPERTIES EASEMENT
                            AREAS IN ANNEXED PROPERTY
                             -----------------------





                                    (DIAGRAM)

                                   EXHIBIT "3"
                             TO NOTICE OF ANNEXATION

                     DRAWING SHOWING LOCATION OF COMMON AREA
                    MAINTENANCE EASEMENTS IN ANNEXED PROPERTY
                             -----------------------





                                    (DIAGRAM)

                              EXHIBIT D TO LEASE


                         AGREEMENT OF PURCHASE AND SALE

                             AND ESCROW INSTRUCTIONS



                                     BETWEEN



                          M & Z VALLEY ASSOCIATES, LLC

                                    "Seller"



                                       AND



                                 HoloWorld, INC.

                                     "Buyer"

                         AGREEMENT OF PURCHASE AND SALE
                             AND ESCROW INSTRUCTIONS

         THIS AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS ("Agreement") is made as of , by and between M & Z Valley Associates, LLC, a California limited liability company ("Seller"), and HoloWorld, Inc., a Delaware corporation ("Buyer").

                                    RECITALS

         A. Seller is the fee owner of that certain parcel of real property (the "Real Property") that is currently improved with a 20,000 square foot (approximately) Building ("Building"). The Building and all other improvements to the Real Property shall hereinafter be referred to as the "Improvements." The Real Property is more particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

         B. Buyer currently leases the Real Property and Improvements from Seller pursuant to that certain Real Estate Lease (Single Tenant Facility) dated as of September 25, 1998 (the "Lease").

         C. Pursuant to the terms of the Lease, Buyer has exercised its option (the "Option") to acquire the Property (as defined below) and Seller is now obligated to sell to Buyer, and Buyer is obligated to purchase from Seller, the Property on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, with reference to the foregoing recitals and in reliance thereon and in consideration of the purchase price hereinbelow set forth, and the other terms, covenants, and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed by Seller and Buyer as follows:

1.       PURCHASE AND SALE.

         Subject to all of the terms and conditions of this Agreement and for the consideration set forth, at the Closing (as hereinafter defined in Section 4.b hereof), Seller shall convey, or cause to be conveyed, to Buyer or to Buyer's nominee, and Buyer shall purchase from Seller, in their "as-is/ where-is" condition (except as specifically set forth below), all of Seller's interest in the following:

         a. The Real Property and the Improvements, together with all easements, hereditaments and appurtenances thereto, subject only to the Permitted Exceptions as defined below; and

         b. All other right, title, and interest of Seller in the Real Property and Improvements and personal property rights relating thereto including, but not limited to, (if applicable) trade names, logos, easements, licenses, permits, air rights, certificate(s) of occupancy, service contracts, warranties, rights of way, signs, telephone listings and numbers (to the extent Seller has any rights therein), sewer agreements, water line agreements, and utility agreements, (collectively, the "Intangibles").

(References herein to the "Property" shall include all of the Real Property, Improvements and Intangibles described in Sections 1.1 and 1.b hereof.)

2.       PURCHASE PRICE AND PAYMENT.

         The purchase price (the "Purchase Price") to be paid by Buyer to Seller for the Property shall be the sum of Four Million Three Hundred Fifty Thousand Dollars ($4,350,000.00) to be paid by Buyer to Seller through the Escrow referred to below at the Closing in immediately available funds. Buyer's Deposits under the Lease shall be applied toward the Purchase Price to the extent provided therein. Buyer may also elect to pay a portion of the Purchase Price by a promissory note payable to Seller by delivering written notice to Seller and Escrow Agent of its election at least fifteen (15) days before Closing of Escrow. If Buyer so elects, and provided that Buyer's senior financing for the Property does not exceed $3,000,000.00, up to $150,000.00 of the Purchase Price shall be evidenced by a secured promissory note payable to Seller, payable in five years and bearing interest at the rate of 10%, in the form attached hereto as Exhibit "D". The note shall be secured by a second lien deed of trust with assignment of rents on the Property in form reasonably acceptable to Seller. Buyer may also elect to pay an additional portion of the Purchase Price by a second promissory note payable to Seller by delivering written notice to Seller and Escrow Agent of its election at least fifteen (15) days before Closing of Escrow. If Buyer so elects, up to $300,000.00 of the Purchase Price shall be evidenced by a promissory note payable to Seller, in form substantially similar to Exhibit D and reasonably satisfactory to Seller, but payable in three years and bearing interest at the rate of 10% and which shall be payable in monthly installments of interest only, with the balance all due and payable in thirty-six (36) months. The note shall be secured by a lien on all of Buyer's personal property (including, but not limited to, the types of personal property described on Exhibit "E" attached hereto) located on or in the Property, which lien shall be senior to any other liens on such personal property and shall be documented by customary and appropriate security agreements and filings reasonably satisfactory, in form and substance, to Seller. If Buyer requests, the amount of the promissory note secured by the Property may be increased to more than $150,000.00, provided that Seller agrees to increase the amount of such note and provided that in no event shall the combined principal amounts of both notes exceed $450,000.00.

3.       LIABILITIES OF SELLER AND BUYER.

         Except as specifically set forth herein, Seller shall not assume, and Buyer shall indemnify and hold Seller and its officers, directors, partners, shareholders, agents, successors and assigns harmless against, any debts, liabilities, or obligations of any nature of Buyer or in any way relating to the Property or the business conducted thereon from and after the Closing, known or unknown, whether absolute, accrued, contingent or otherwise, and whether due or to become due.

4.       ESCROW.

         a. Opening of Escrow. Within five (5) days after exercise of the Option, Seller and Buyer shall open an escrow (the "Escrow") with First
American Title Insurance Company or other agent mutually acceptable to Buyer and Seller located at 114 East Fifth Street, Santa Ana, CA 92702 (the "Escrow Agent"), through which the purchase and sale of the Property shall be consummated. A fully executed copy of this Agreement shall be deposited with Escrow Agent, duly executed by Seller, Buyer, and Escrow Agent, to act as escrow instructions to Escrow Agent, and Escrow Agent is hereby authorized and instructed to deliver, pursuant to the terms of this Agreement, the documents and monies to be deposited in to the Escrow. Escrow Agent may attach to this Agreement as an exhibit the Escrow Agent's standard form escrow agreement, which shall, to the extent that the same is consistent with the terms hereof, inure to the benefit of Escrow Agent. Escrow Agent shall, upon receipt of such duly executed copy of this Agreement, notify Seller and Buyer of the opening of Escrow.

         b. Closing of Escrow. Escrow shall close on or before thirty (30) days after the date of Tenant's notice of exercise of the Option, as set forth in the Lease (the "Closing Date"). If the Closing fails to occur for any reason other than Buyer's default, the costs relating to the issuance of the Title Report referred to in Section 5 hereof and Escrow Agent's cancellation fees, if any, shall be paid by Seller. If the Escrow fails to close due to Buyer's default, Buyer shall be responsible for the costs relating to the issuance of the Title Report and Escrow Agent's cancellation fees, if any. In any event, each party shall bear its own incidental costs and expenses, including, but not limited to, legal and accounting fees and travel expenses. The term "Closing" as used herein shall be deemed to be the date upon which the respective Conditions Precedent to Buyer's Obligation to Close Escrow (set forth in Section 8 below) and the Conditions Precedent to Seller's Obligation to Close Escrow (set forth in Section 9 below) have been satisfied, the Grant Deed (hereinafter defined) is recorded in the office of the County Recorder of Orange County, California, and the net proceeds of sale are held by Escrow Agent for immediate delivery to Seller.

5.       TITLE MATTERS.

         a. Concurrently with the execution of the Lease, Buyer reviewed a preliminary report of title attached as Exhibit F to the Lease (the "PTR"), covering the Real Property issued by First American Title Insurance Company (the "Title Company"), together with true copies of all documents evidencing matters of record shown as exceptions to title thereon at the time of entering into the Lease, together with the approved form of Grant Deed and

Notice of Annexation which will be placed of record prior to the Lease. A true and complete copy of the PTR (dated June 25, 1998) and form of Grant Deed and Notice of Annexation is attached hereto as Exhibit "C."

         b.    The title policy shall be Title Company's ALTA Owners
Policy-Form 1970B (the "Title Policy"), with liability in the amount of the Purchase Price, showing fee title to the Real Property and the Improvements as vested in Buyer, or in Buyer's nominee, subject only to the exceptions set forth in the PTR, the lien of property taxes and assessments not then delinquent, the lien of supplemental taxes (if any), any mortgage or deed of trust lien expressly assumed by Buyer, the restrictions in the above described Grant Deed and Notice of Annexation or the exceptions created by Buyer, and any other matters revealed by a survey, if requested by Buyer (collectively, the "Permitted Exceptions"), and such other endorsements thereto as Buyer reasonably requires. Any endorsements desired by Buyer shall be paid for by Buyer.

6.       AS-IS CONDITION.

         Buyer has occupied the Property since the Improvements thereon were constructed and currently occupies the Property, has examined and inspected the Property and knows and is satisfied with the present physical condition, quality, quantity and state of repair of the Property in all respects and has determined that the same is acceptable to Buyer "AS-IS," and Buyer acknowledges that, except as otherwise set forth herein, Buyer is acquiring the Property in such "AS-IS" condition solely in reliance on its own inspections and examination, and its own evaluation of the Property. Buyer agrees that no representations, statements or warranties have at any time been made by Seller, or its agents, as to the physical condition, quality, quantity or state of repair of the Property or related to the operation or prospects for the Property in any respect which have not been expressed in this Agreement.

7.       OPERATION OF PROPERTY PENDING CLOSING.

         Buyer acknowledges to Seller that Buyer is currently leasing the Property from Seller pursuant to the Lease and is familiar with all of the operations at the Property. Buyer shall continue to operate the Property pursuant to the terms of the Lease and perform all of its obligations under the Lease through and including the Closing.

8.       CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE ESCROW.

         The obligation of Buyer to consummate the transactions contemplated hereby is subject to the following conditions, inserted for Buyer's sole benefit and which may be waived solely by Buyer, only in writing, and at its sole option. Said conditions are as follows:

         a. Representations and Warranties True at Closing. The representations and warranties of Seller contained in Section 13 of this Agreement shall be true on the date of the Closing in all material respects as though such representations and warranties were made on and as of such date.

         b. Delivery of Instructions and Information. Seller shall have delivered the instruments and information required under Section 11.b below to be delivered by Seller as, when, and in the manner set forth therein.

         c. Compliance with this Agreement. Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

         d. Title Policy. Title Company shall be ready, willing, and able to issue the Title Policy required by Section 5., subject only to the Permitted Exceptions.

9.       CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE ESCROW.

         The obligation of Seller to consummate the transactions contemplated hereby is subject to the following conditions, inserted for Seller's sole benefit and which may be waived solely by Seller only in writing, and at its sole option. Said conditions are as follows:

         a. Representations and Warranties True at Closing. The representations and warranties of Buyer contained in Section 14 of this Agreement, or in any certificate or document signed by Buyer pursuant to the provisions hereof, shall be true on and as of the Closing in all material respects as though such representations and warranties were made on and as of such date.

         b. Compliance with this Agreement. Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing, including, but not limited to, payment of the Purchase Price.

10.      REMEDIES OF BUYER AND SELLER UPON DEFAULT.

         In the event that either Buyer or Seller fails to keep and perform their respective obligations, covenants, and agreements herein, then, the other party may pursue such rights or remedies as it may have either at law or in equity.

11.      CLOSING PROCEDURE.

         a. On the Closing Date, Buyer shall deliver to Escrow Agent executed originals of the following documents and the following sums of money required to be delivered by Buyer hereunder:

                  i. The Purchase Price in the manner set forth in Section 2.a; and

                  ii. Such funds as may be necessary to comply with Buyer's bligations hereunder regarding costs and expenses.

         b. By 5:00 p.m. on the date prior to the Closing Date, Seller shall have delivered to Escrow Agent counterpart executed originals of the following documents and the following sums of money required to be delivered by Seller hereunder:

                  i. A grant deed ("Grant Deed") in form and content of Exhibit "B", duly executed and acknowledged by Seller in favor of Buyer or its nominee or assignee, and a separate declaration of documentary transfer tax in form satisfactory to Escrow Agent;

                  ii. An Assignment of Warranties and Guaranties in form and content reasonably acceptable to Buyer, duly executed by Seller, pursuant to which Seller shall assign to Buyer or its nominee or assignee all of Seller's right, title, and interest in and to the Intangibles, and the warranties and guaranties pertaining to the Improvements and the Property that have not previously been assigned to Buyer pursuant to the Lease;

                  iii. Such funds as may be necessary to comply with Seller's obligations hereunder regarding costs and expenses; and

                  iv. To the extent in the possession or control of the Seller (and not previously delivered to Buyer), all plans, specifications, and as-built drawings, and all building permits, certificates of occupancy, soil reports, engineers' reports, and studies and similar information relating to the Improvements or their management, operations, maintenance, or use.

         c. Provided that Escrow Agent confirms to Buyer on the day prior to the Closing that, but for the delivery to it of the cash portion of the Purchase Price, Escrow Agent is ready, willing, and able to proceed to Closing, Buyer shall deliver or cause to be delivered to Escrow Agent by 2:00 p.m., Pacific Standard Time, on the day prior to the Closing Date, the Purchase Price and such funds as may be necessary to comply with Buyer's obligations hereunder regarding prorations, costs, and expenses. Upon delivery of said sums of money, Escrow Agent shall cause the Title Company to record the Grant Deed in the Official Records of Orange County on the next succeeding business day, and immediately issue the Title Policy.

12.      COSTS AND PRORATIONS.

         a. Since as of the execution of the Lease Buyer will have been operating the Property and paying all expenses with respect thereto, there shall be no prorations.

         b.    The expenses of Closing shall be paid in the following manner:

                  i. Seller shall pay: (i) the cost of the CLTA portion of the Title Policy; (ii) the cost of recording the Grant Deed; (iii) one-half (1/2) of Escrow Agent's fee (except that a defaulting party shall pay all of the escrow cancellation fee); and (iv) all of the documentary transfer tax imposed on the conveyance of the title to the Real Property to Buyer.

                  ii. Buyer shall pay: (i) the cost of the ALTA portion of the Title Policy and any title endorsements required by Buyer; (ii) any sales and transfer taxes that may be owing in connection with the transactions contemplated by this Agreement; and (iii) one-half (1/2) of the Escrow Agent's fee (except that a defaulting party shall pay all of the escrow cancellation fee).

All other fees and expenses of Closing, including, but not limited to, the parties' legal expenses, accounting, and consulting fees, and other incidental expenses in connection with this transaction shall be borne by the party incurring same.

13.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

         Seller hereby makes the following representations, warranties, and covenants, each of which is deemed to be material and each of which is stated by Seller as being true and correct on the date hereof and at the Closing:

         a. Seller has full legal power and authority to enter into and perform this Agreement in accordance with its terms, and this Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforcement may be affected by bankruptcy, insolvency, and other laws affecting the rights of creditors generally. The execution, delivery, and performance of this Agreement and all documents in connection herewith are not in contravention of or in conflict with any agreement or undertaking to which Seller is a party or by which Seller or any of its property, including the Property, may be bound or affected; and

         b. The execution and delivery of this Agreement and the payment and performance by Seller of its payments and obligations hereunder require no further action or approval in order to constitute this Agreement as a binding and enforceable obligation of Seller and all such actions have been duly taken by Seller.

         c. Seller shall deliver fee title to the Property subject only to the Permitted Exceptions. In the event as of the Closing there shall exist any monetary liens or encumbrances on the Property other than the Permitted Exceptions, Escrow Agent is hereby authorized and directed to use the proceeds held for Seller's benefit to pay such sums as may be required to satisfy such liens and encumbrances.

14.      REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer hereby makes the following representations and warranties, each of which is deemed to be material and each of which is stated by Buyer as being true and correct on the date hereof and at the Closing:

         a. Buyer has full legal power and authority to enter into and perform this Agreement in accordance with its terms, and this Agreement constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforcement may be affected by bankruptcy, insolvency, and other laws affecting the rights of creditors generally. The execution, delivery, and performance of this Agreement and all documents in connection herewith are not in contravention of or in conflict with any agreement or undertaking to which Buyer is a party or by which Buyer may be bound or affected; and

         b. The execution and delivery of this Agreement and the payment and performance by Buyer of its payments and obligations hereunder require no further action or approval in order to constitute this Agreement as a binding and enforceable obligation of Buyer and all such actions have been duly taken by Buyer.

15.      GENERAL COVENANTS AND AGREEMENTS OF BUYER AND SELLER.

         a. Damage to or Destruction of Property Prior to the Closing; Risk of Loss. If prior to the Closing the Property shall sustain damage caused by tire or other casualty that is insured, or if any uninsured loss or casualty occurs, neither Seller nor Buyer may terminate this Agreement. The Closing shall take place as provided herein without abatement of the Purchase Price, and there shall be assigned to Buyer at the Closing all of Seller's interest in and to the insurance proceeds that may be payable to Seller on account of such occurrence, and Seller shall have no obligation of repair or replacement..

         b. Condemnation of Property Prior to Closing. In the event that the Property or any part thereof becomes the subject of a condemnation proceeding prior to the Closing, Seller agrees to immediately advise Buyer thereof. In the event of such condemnation, the terms of the Lease regarding condemnation shall govern.

         c. Brokers. Except as specifically provided in the Lease, each party represents to the other that it has not had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee. If any broker or finder makes a claim for a commission or finder's fee based upon a contact, dealings, or communications, the party through whom the broker or finder makes the claim shall indemnify, defend, and hold the other party harmless from all expense, loss, damage and claims, including reasonable attorneys' fees, if necessary, arising out of the broker's or finder's claim.

         d. Further Assurances Prior to the Closing. Seller and Buyer shall, prior to the Closing, execute any and all documents and perform any and all acts reasonably necessary, incidental, or appropriate, to effectuate the purchase and sale and the transactions contemplated in this Agreement.

         e. Time is of Essence. Time shall be of the essence with respect to the obligations of the parties hereunder.

         f. Assignability. Buyer may assign all of its rights and duties hereunder to any nominee or affiliated entity to take title to the Property, upon the giving of written notice to Seller, which notice may not be given less than three (3) days prior to the Closing. Any assignment is conditional upon the assignee agreeing to be bound by all consents and approvals theretofore given or deemed to have been given by Buyer. The assignment or nomination shall not relieve Buyer of its obligations hereunder.

         g. Waivers, Amendments, and Modifications of Provisions. Waivers, amendments, or modifications of any term or condition of this Agreement must be in writing signed by the party against whom such waiver is sought to be enforced. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

         h. Indemnification. Buyer shall indemnify, defend and hold harmless Seller from and against any and all loss, damage, claim of damage, liability, or expense, including costs and reasonable attorneys' fees, arising out of or in connection with any injury or damage or claim of injury or damage of any kind whatsoever, including death, to persons or property, including employees of Buyer (unless caused by Seller), occasioned in or about the Property on or subsequent to the Closing. These covenants shall survive the Closing.

         i. Non-Foreign Affidavit. Seller warrants that it is not a "foreign person" for purposes of the withholding rules of the Tax Report Act of 1984, and agrees to deliver to Buyer at the Closing, an affidavit of Seller

(the "Non-Foreign Affidavit") to the effect that Seller is not a foreign person for the purposes of withholding rules pursuant to Section 1445 of the Internal Revenue Code, which affidavit shall include Seller's taxpayer identification number. In addition, if required by applicable law in the State of California, Seller shall deliver to Buyer a California Franchise Tax Board Form 590 executed by Seller certifying that Seller is exempt from tax withholding requirements established by the California Franchise Tax Board in the State of California with respect to the sale of California real property interests.

16.      MISCELLANEOUS PROVISIONS.

         a. Successors and Assigns. Subject to the provisions of this Agreement, the terms and provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

         b. Meaning of Terms. When necessary herein, all terms used in the singular shall apply to the plural, and vice versa; and all terms used in the masculine shall apply to the neuter and feminine genders.

         c. Entire Agreement. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements between the parties hereto with respect thereto. No claim of waiver, modification, consent, or acquiescence with respect to any of the provisions of this Agreement shall be made against either party, except on the basis of a written instrument executed by or on behalf of such party.

         d. Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of California.

         e. Section Headings. The headings of the several sections of this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction of any term or provision hereof.

         f. Attorneys' Fees. If either Seller or Buyer shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant, provision, or condition hereof; or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, which shall be payable whether or not any action is prosecuted to judgment. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement, or judgment.

         g. Notices. All notices, requests, and other communications hereunder shall be in writing and shall be personally delivered to the following addresses, and shall be effective immediately upon delivery:


                 If to Seller:               M & Z Valley Associates, LLC
                                             1332 Park View Avenue, Suite 101
                                             Manhattan Beach, CA 90266
                                             Facsimile: (310) 546-5487

                 With a copy to:             William R. Kirkpatrick, Esq.
                                             Steinberg Barness Glasgow & Foster
                                             1334 Park View Avenue, Suite 100
                                             Manhattan Beach, CA 90266
                                             Facsimile: (310) 546-8189

                 If to Buyer:                HoloWorld, Inc.
                                             21800 Oxnard Street, Suite 220
                                             Woodland Hills, CA  91367
                                             Facsimile:

                 With a copy to:             Martin Simone, Esq.
                                             Frank Greenberg & Simone
                                             3530 Wilshire Blvd., Suite 1600
                                             Los Angeles, CA  90010
                                             Facsimile:  __________________

                 If to Escrow Holder:        First American Title Insurance
                                             Company
                                             114 East Fifth Street
                                             Santa Ana, CA  92702
                                             Facsimile: __________________


All notices, requests, and other communications shall be deemed received on the date of acknowledgement or other evidence of actual receipt.

         h. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         i. Further Assurances On or After Closing. Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments as shall be reasonably necessary to carry out the terms and provisions of this Agreement. This covenant of further assurances shall survive the Closing.

         j. Other Parties. Nothing in this Agreement shall be construed as giving any person, firm, corporation, or other entity, other than the parties thereto, their successors and permitted assigns, any right, remedy, or claim under or in respect of this Agreement or any provision hereof or imposing any liability or obligation upon any person, firm, corporation, or other entity other than the parties hereto, their successors and permitted assigns.

         k. Confidentiality. Seller and Buyer agree that it is in both of their best interests to keep all information concerning the Property confidential until the Closing. After the Closing, neither party shall make any public announcement of the transaction that has not been approved in advance and in writing by the other party.

         l. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

              "BUYER"                                    "SELLER"

HOLOWORLD, INC.,                                M & Z VALLEY ASSOCIATES, LLC,
a Delaware corporation                          a California limited liability
                                                company

By:                                             By: Centrium Associates, LLC,
     --------------------------------           a California limited liability
                                                company, Manager
Name:
                                                By:
Its:                                               ----------------------------
      -------------------------------              John Zahoudanis, Manager

                                                By:    MCC Capital Incorporated,
                                                       a California corporation,
                                                       Manager

                                                By:
                                                    ---------------------------
                                                    Michael McCarthy, President
                                                    and Secretary


      "ESCROW AGENT"

FIRST AMERICAN TITLE COMPANY,
a
      -----------------------

By:
      -----------------------

Name:
      -----------------------

Title:
      -----------------------

                                   EXHIBIT "A"
                        TO AGREEMENT OF PURCHASE AND SALE



                                LEGAL DESCRIPTION



                                                                     OR-9826037
                                                       TITLE OFFICER - ROBERTSON

DESCRIPTION

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, AND IS DESCRIBED AS FOLLOWS:





(FORMERLY LOT 8 OF TRACT NO. 15225)

PARCEL 1, AS SHOWN ON "EXHIBIT B" ATTACHED TO THAT CERTAIN LOT LINE ADJUSTMENT NO. LL 96-051, RECORDED JANUARY 30, 1997 AS INSTRUMENT NO. 19970047102 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA,

EXCEPTING THEREFROM ONE HUNDRED PERCENT (100%) OF ALL RIGHTS TO OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES LYING UNDER OR THAT MAY BE PRODUCED FROM THE ABOVE-DESCRIBED LAND, TOGETHER WITH ONE HUNDRED PERCENT (100%) OF ALL RIGHTS TO THE PROCEEDS THEREFROM AND ONE HUNDRED PERCENT (100%) OF ALL RENTS, BONUSES AND PROFITSACCRUING THEREFROM; WITHOUT, HOWEVER, ANY RIGHTS INCLUDING RIGHTS OF ENTRY IN OR WITH RESPECT TO ANY PORTION OF THE SURFACE OR SUBSURFACE TO A VERTICAL DEPTH 0F 500 FEET FROM THE SURFACE AS THE SAME MAY FROM TIME TO TIME EXIST, AS RESERVED BY LLOYDS BANK CALIFORNIA, BY DEEDS RECORDED SEPTEMBER 20, 1976 IN BOOK 11908, PAGES 527 TO 587 INCLUSIVE OF OFFICIAL RECORDS.

                                   EXHIBIT "B"

                        TO AGREEMENT OF PURCHASE AND SALE

                               FORM OF GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:






                           [Space above for recorder]



                                   GRANT DEED

       FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, M & Z Valley Associates, LLC, a California limited liability company ("Grantor"), hereby grants to HoloWorld, Inc., a Delaware corporation ("Grantee"), all of that certain real property more particularly described in
Schedule 1 attached hereto and incorporated herein by reference, subject to all non-delinquent real property taxes, special assessments, if any, and all other liens, leases, easements, encumbrances, covenants, conditions, restrictions and other matters of record.

Dated:
                                M & Z VALLEY ASSOCIATES, LLC,
                                a California limited liability company


                          By:   Centrium Associates, LLC,
                                a California limited liability company, Manager

                          By:
                                John Zahoudanis, its Manager


                          By:   MCC Capital Incorporated,
                                a California corporation, Manager

                          By:
                                Michael McCarthy, President and Secretary

                                ACKNOWLEDGEMENTS

STATE OF CALIFORNIA        )
                           )
COUNTY OF                  )

On __________, before me, the undersigned notary public, personally appeared



         [    ]   personally known to me

         [    ]   proved to me on the basis of satisfactory evidence

to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                          WITNESS my hand and official seal.


                                          _____________________________________
                                                              Signature

                            SCHEDULE 1 TO GRANT DEED

                          Grant Deed Legal Description

                                   EXHIBIT "C"

                        TO AGREEMENT OF PURCHASE AND SALE



                            PRELIMINARY TITLE REPORT

                               FORM OF GRANT DEED

                              NOTICE OF ANNEXATION

                                                                      OR-9826037
                                                       TITLE OFFICER - ROBERTSON


                     First American Title Insurance Company
               114 East Fifth Street, Santa Ana, California 92701
                   (P.O. Box 267, Santa Ana, California 92102)
                                 (714) 558-3211

FIRST AMERICAN TITLE INSURANCE
114 EAST 5TH STREET
SANTA ANA, CALIFORNIA  92701
ATTN:  JUDY MOORE

YOUR NO. (LOT 8/PARK PLAZA)

IN RESPONSE TO THE ABOVE REFERENCED APPLICATION FOR A POLICY OF TITLE INSURANCE, THIS COMPANY HEREBY REPORTS THAT IT IS PREPARED TO ISSUE, OR CAUSE TO BE ISSUED, AS OF THE DATE HEREOF, A POLICY OR POLICIES OF TITLE INSURANCE DESCRIBING THE LAND AND THE ESTATE OR INTEREST THEREIN HEREINAFTER SET FORTH, INSURING AGAINST LOSS WHICH MAY BE SUSTAINED BY REASON OF ANY DEFECT, LIEN OR ENCUMBRANCE NOT SHOWN OR REFERRED TO AS AN EXCEPTION BELOW OR NOT EXCLUDED FROM COVERAGE PURSUANT TO THE PRINTED SCHEDULES, CONDITIONS AND STIPULATIONS OF THE POLICY FORMS.

THE PRINTED EXCEPTIONS AND EXCLUSIONS FROM THE COVERAGE OF THE POLICY OR POLICIES ARE SET FORTH IN EXHIBIT A ATTACHED. COPIES OF THE POLICY FORMS SHOULD BE READ. THEY ARE AVAILABLE FROM THE OFFICE WHICH ISSUED THIS REPORT.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OP TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

PLEASE READ THE EXCEPTIONS SHOWN OR REFERRED TO BELOW AND THE EXCEPTIONS AND EXCLUSIONS SET FORTH IN EXHIBIT A OF THIS REPORT CAREFULLY. THE EXCEPTIONS AND EXCLUSIONS ARE MEANT TO PROVIDE YOU WITH NOTICE OF MATTERS WHICH ARE NOT COVERED UNDER THE TERMS OF THE TITLE INSURANCE POLICY AND SHOULD BE CAREFULLY CONSIDERED.

IT IS IMPORTANT TO NOTE THAT THIS PRELIMINARY REPORT IS NOT A WRITTEN REPRESENTATION AS TO THE CONDITION OF TITLE AND MAY NOT LIST ALL LIENS, DEFECTS, AND ENCUMBRANCES AFFECTING TITLE TO THE LAND.

DATED AS OP JUNE 25, 1998 AT 7:30 A.M.

BY:  /S/_____________________________
      KAREN ROBERTSON - TITLE OFFICER
      FAX NUMBER (714) 530-7195

THE FORM OF POLICY OF TITLE INSURANCE CONTEMPLATED BY THIS REPORT IS:

    AMERICAN LAND TITLE ASSOCIATION OWNERS POLICY - WITH REGIONAL EXCEPTIONS

                              (STANDARD COVERAGE).

                                                                      OR-9826037
                                                       TITLE OFFICER - ROBERTSON

TITLE TO THE ESTATE OR INTEREST AT THE DATE HEREOF IS VESTED IN:


SHEA HOMES LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, SUCCESSOR BY MERGER TO MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION, SUCCESSOR BY MERGER TO ALISO VIEJO COMPANY, A CALIFORNIA CORPORATION.

THE ESTATE OR INTEREST IN THE LAND HEREINAFTER DESCRIBED OR REFERRED TO COVERED BY THIS REPORT IS:

A FEE.

AT THE DATE HEREOF EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS IN THE POLICY FORM WOULD BE AS FOLLOWS:



1. GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1991-1998, A LIEN NOT YET DUE OR PAYABLE.

2. THE LIEN OF SUPPLEMENTAL TAXES ASSESSED PURSUANT TO CHAPTER 3.5 COMMENCING WITH SECTION 75 OF THE CALIFORNIA REVENUE AND TAXATION CODE.

3. THE PROPERTY COVERED HEREIN LIES WITHIN THE BOUNDARIES OF CAPISTRANO UNIFIED SCHOOL DISTRICT COMMUNITY FACILITIES DISTRICT NO. 87-1, AS DISCLOSED BY AN ASSESSMENT DISTRICT MAP FILED IN BOOK 35, PAGES 16 TO 25 OF ASSESSMENT MAPS, RECORDED JUNE 11, 1987, AS INSTRUMENT NO. 87-330255 OF OFFICIAL RECORDS.

       AND AS DISCLOSED BY AN AMENDED BOUNDARY MAP FILED IN BOOK 56, PAGE 15 OF ASSESSMENT MAPS, RECORDED APRIL 5, 1991 AS INSTRUMENT NO. 91-159976 OF OFFICIAL RECORDS.

       NOTE 1: THE EFFECT OF AN INSTRUMENT ENTITLED "NOTICE OF SPECIAL TAX AUTHORIZATION FOR COMMUNITY FACILITIES 87-1," RECORDED JUNE 11, 1987 AS INSTRUMENT NO. 87-330256 OF OFFICIAL RECORDS; REFERENCE BEING MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

       NOTE 2: AN INSTRUMENT ENTITLED "RESOLUTION NO. 94-20, RESOLUTION OF THE BOARD OF TRUSTEES OF THE CAPISTRANO UNIFIED SCHOOL DISTRICT ACTING AS THE

       LEGISLATIVE BODY OF COMMUNITY FACILITIES DISTRICT NO. 87-1 DIRECTING RECORDATION OF NOTICE OF SPECIAL TAX LIEN" RECORDED APRIL 1, 1994 AS INSTRUMENT NO. 94-0229882 OF OFFICIAL RECORDS; REFERENCE BEING MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

4. THE PROPERTY COVERED HEREIN LIES WITHIN THE BOUNDARIES OF CAPISTRANO UNIFIED SCHOOL DISTRICT COMMUNITY FACILITIES DISTRICT NO. 87-1 (IMPROVEMENT AREA NO. 1), AS DISCLOSED BY AN ASSESSMENT DISTRICT MAP FILED IN BOOK 52, PAGES 11 TO 18 OF ASSESSMENT MAPS, RECORDED MAY 31, 1990 AS INSTRUMENT NO. 90-291108 OF OFFICIAL RECORDS.

       NOTE: THE EFFECT OF AN INSTRUMENT ENTITLED "NOTICE OF SPECIAL TAX LIEN FOR IMPROVEMENT AREA NO. 1 OF COMMUNITY FACILITIES DISTRICT NO. 87-1" RECORDED AUGUST 13, 1990 AS INSTRUMENT NO. 90-426719 OF OFFICIAL RECORDS; REFERENCE BEING MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

5. THE PROPERTY COVERED HEREIN LIES WITHIN THE BOUNDARIES OF COMMUNITY FACILITIES DISTRICT NO. 88-1, AS DISCLOSED BY AN ASSESSMENT DISTRICT MAP FILED IN BOOK 40, PAGE 44 OF ASSESSMENT MAPS, RECORDED APRIL 20, 1988 AS INSTRUMENT NO. 88-180298 OF OFFICIAL RECORDS.

       AND AS DISCLOSED BY AN ASSESSMENT DISTRICT MAP FILED IN BOOK 41, PAGE 6 OF ASSESSMENT MAPS, RECORDED MAY 26, 1988 AS INSTRUMENT NO. 88-248218 OF OFFICIAL RECORDS.

       NOTE: THE EFFECT OF AN INSTRUMENT ENTITLED "NOTICE OF SPECIAL TAX LIEN FOR COMMUNITY FACILITIES DISTRICT NO. 88-1" RECORDED AUGUST 2, 1990 AS INSTRUMENT NO. 90-410829 OF OFFICIAL RECORDS; REFERENCE BEING MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

6. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "DEVELOPMENT AGREEMENT," EXECUTED BY AND BETWEEN THE COUNTY OF ORANGE, CALIFORNIA AND ALISO VIEJO COMPANY AND MISSION VIEJO BUSINESS PROPERTIES RECORDED FEBRUARY 23, 1988 AS INSTRUMENT NO. 88-078687 OF OFFICIAL RECORDS.

7. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "RECIPROCAL EASEMENT AGREEMENT," EXECUTED BY AND BETWEEN MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION, AND HUGHES MARKETS, INC., A CALIFORNIA CORPORATION, RECORDED AUGUST 31, 1994 AS INSTRUMENT NIO. 94-0535450 OF OFFICIAL RECORDS.

8. LIMITATIONS, COVENANTS, CONDiTIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS, EXCEPTIONS, TERMS, ASSESSMENTS, LIENS AND CHARGES IN AN INSTRUMENT RECORDED DECEMBER 14, 1995 AS INSTRUMENT NO. 19950558554 OF OFFICIAL RECORDS, WHICH PROVIDE THAT A VIOLATION THEREOF SHALL NOT DEFEAT OR RENDER INVALID THE LIEN OF ANY FIRST MORTGAGE OR DEED OF TRUST MADE IN GOOD FAITH AND FOR VALUE, BUT DELETING ANY COVENANT, CONDITION OR RESTRICTION INDICATING A PREFERENCE, LIMITATiON OR DISCRIMINATION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN TO THE EXTENT SUCH COVENANTS, CONDITIONS OR RESTRICTIONS VIOLATE TITLE 42, SECTION 3604(c), OF THE UNITED STATES CODES.

       NOTE: DOCUMENTS DECLARING MODIFICATIONS THEREOF RECORDED MARCH 28, 1996 AS INSTRUMENT NO. 19960151946, RE-RECORDED MAY 15, 1996 AS INSTRUMENT NO. 19960243911, SEPTEMBER 3, 1996 AS INSTRUMENT NO. 19960448786, RECORDED DECEMBER 19, 1996 AS INSTRUMENT NO. 19960640408, RECORDED JANUARY 30, 1997 AS INSTRUMENT NO. 19970047106; RECORDED MARCH 26, 1997 AS INSTRUMENT NO. 19970137647 AND RECORDED OCTOBER 16, 1997 AS INSTRUMENT NO. 19970519056, ALL OF OFFICIAL RECORDS.

9. COVENANTS, CONDITIONS AND RESTRICTIONS IN AN INSTRUMENT RECORDED DECEMBER 14, 1995 AS INSTRUMENT NO. 19950558555 OF OFFICIAL RECORDS, WHICH PROVIDE THAT A VIOLATION THEREOF SHALL NOT DEFEAT OR RENDER INVALID THE LIEN OF ANY FIRST MORTGAGE OR DEED OF TRUST MADE IN GOOD FAITH AND FOR VALUE, BUT DELETING ANY COVENANT, CONDITION OR RESTRICTION INDICATING A PREFERENCE, LIMITATION OR DISCRIMINATION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN TO THE EXTENT SUCH COVENANTS, CONDITIONS OR RESTRICTIONS VIOLATE TITLE 42, SECTION 3604(c), OF THE UNITED STATES CODES.

10. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "EXCLUSIVE AGREEMENT BETWEEN LANDOWNERS," EXECUTED BY AND BETWEEN MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION AND SHURGARD STORAGE CENTERS, INC., A DELAWARE CORPORATION, RECORDED DECEMBER 26, 1995 AS INSTRUMENT NO. 19950572672 OF OFFICIAL RECORDS.

11. AN EASEMENT AS SHOWN AND DEDICATED TO THE COUNTY OF ORANGE ON THE MAP OF SAID TRACT.

       FOR: STORM DRAIN PURPOSES AND INCIDENTAL PURPOSES.

       OVER: A PORTION OF THE LAND.

12. AN AIRCRAFT OPERATIONS, SOUND, AIRSPACE AND NAVIGATION EASEMENT OVER THE AREA SHOWN WITHIN THE DISTINCTIVE BORDER LINE ABOVE A MEAN SEA LEVEL ELEVATION OF 806 FEET, FOR THE PURPOSES AND SUBJECT TO THE SAME CONDITIONS AND LIMITATIONS AS SHOWN IN THAT CERTAIN EASEMENT RECORDED JULY 2, 1979 IN BOOK 13213, PAGE 1111 OF OFFICIAL RECORDS, AS DEDICATED TO THE COUNTY OF ORANGE ON THE MAP OF SAID TRACT.

13. EASEMENTS FOR WATER AND SEWER PIPELINES, PUBLIC UTILITY AND ACCESS PURPOSES OVER PORTIONS OF THE LAND, WHICH EASEMENTS SHALL BE SUBJECT TO THE SAME TERMS AND CONDITIONS AS ARE SHOWN IN THAT CERTAIN EASEMENT RECORDED MAY 2, 1980 IN BOOK 13597, PAGES 195 THROUGH 197 OF OFFICIAL RECORDS, AS SHOWN AND DEDICATED TO THE MOULTON-NIGUEL WATER DISTRICT ON THE MAP OF SAID TRACT.

       NOTE: A PORTION OF SAID EASEMENT WAS QUITCLAIMED BY A DOCUMENT RECORDED DECEMBER 18, 1996 AS INSTRUMENT NO. 19960636911 OF OFFICIAL RECORDS.

14. THE RECITAL ON THE MAP OF SAID TRACT THAT WE ALSO MAKE THIS NOTICE CONCERNING AIRCRAFT ENVIRONMENTAL IMPACT OVER ALL LOTS SHOWN HEREIN FOR THE PURPOSE AND SUBJECT TO THE SAME CONDITIONS AND LIMITATIONS AS SHOWN IN THAT CERTAIN NOTICE CONCERNING AIRCRAFT ENVIRONMENTAL IMPACTS RECORDED DECEMBER 1, 1983 AS INSTRUMENT NO. 83-549335 OF OFFICIAL RECORDS.

15. THE RECITAL, ON THE MAP OF SAID TRACT WHICH READS AS FOLLOWS: EASEMENTS GRANTED HEREON ARE SUBORDINATE TO THE EASEMENTS OFFERED FOR DEDICATION TO THE COUNTY OF ORANGE.

16. THE RECITAL ON THE MAP OF SAID TRACT THAT THIS PROPERTY MAY BE SUBJECT TO IMPACTS FROM THE SAN JOAQUIN HILLS TRANSPORTATION CORRIDOR.

17. THE RECITAL ON THE MAP OF SAID TRACT THAT BUILDING PERMIT ISSUANCE SHALL BE PHASED IN ACCORDANCE WITH ANY BOARD OF SUPERVISORS APPROVED GROWTH MANAGEMENT PHASING PLAN PERTAINING TO THE TIMELY PROVISION OF PUBLIC SERVICES AND FACILITIES. A VALID BOARD OF SUPERVISORS APPROVED DEVELOPMENT AGREEMENT PERTAINING TO THE PROPERTY WHICH INCLUDES A DEVELOPMENT PHASING PLAN SHALL SATISFY THE REQUIREMENTS OF THIS CONDITION.

18. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "RECIPROCAL EASEMENT AGREEMENT," EXECUTED BY AND BETWEEN MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION, EDWARDS THEATRES CIRCUIT, INC., A CALIFORNIA CORPORATION, HUGHES MARKETS, INC., A CALIFORNIA CORPORATION AND DFT PROPERTIES, A LIVING TRUST, RECORDED OCTOBER 9, 1996 AS INSTRUMENIT NO. 19960515804 OF OFFICIAL RECORDS. 19. AN EASEMENT AS SET FORTH IN AN INSTRUMENT RECORDED DECEMBER 5, 1996 AS INSTRUMENT NO. 19960615471 OF OFFICIAL RECORDS,

       IN FAVOR OF: SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION.

       FOR: ELECTRICAL SUPPLY SYSTEMS, COMMUNICATION SYSTEMS AND INCIDENTAL PURPOSES.

       OVER: A PORTION OP THE LAND.

20. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "RESTRICTIVE COVENANT AGREEMENT," EXECUTED BY AND BETWEEN BARNES & NOBLE SUPERSTORES, INC., A DELAWARE CORPORATION, BAKERY SQUARE PROPERTIES, INC., A NEVADA CORPORATION, LEASEBACK OF CALIFORNIA I, INC., A CALIFORNIA CORPORATION AND MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION, RECORDED DECEMBER 20, 1996 AS INSTRUMENT NO. 19960642626 OF OFFICIAL RECORDS.

       NOTE: THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "FIRST AMENDMENT TO RESTRICTIVE COVENANT AGREEMENT," EXECUTED BY AND BETWEEN BARNES & NOBLE STORES, INC., A DELAWARE CORPORATION, F/K/A BARNES & NOBLE SUPERSTORES, INC., LEASEBACK OF CALIFORNIA II, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, BAKERY SQUARE PROPERTIES, INC., A NEVADA CORPORATION AND MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION, RECORDED OCTOBER 31, 1997 AS INSTRUMENT NO. 19970552243 OF OFFICIAL RECORDS.

21. AN EASEMENT AS SET FORTH IN AN INSTRUMENT RECORDED JANUARY 14, 1997 AS INSTRUMENT NO. 19970019919 OF OFFICIAL RECORDS,

       IN FAVOR OF: COX COMMUNICATIONS ORANGE COUNTY, INC., A CORPORATION.

       FOR: UNDERGROUND/OVERHEAD BROADBAND COMMUNICATION FACILITIES AND INCIDENTAL PURPOSES.

       OVER: A PORTION OF THE LAND.

22. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "EASEMENT AGREEMENT," EXECUTED BY AND BETWEEN MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION AND EDWARDS THEATRES CIRCUIT, INC., A CALIFORNIA CORPORATION, RECORDED JANUARY 30, 1997 AS INSTRUMENT NO. 19970047107 OF OFFICIAL RECORDS.

23. AN EASEMENT AS SET FORTH IN AN INSTRUMENT RECORDED FEBRUARY 10, 1997 AS INSTRUMENT NO. 19970062526 OF OFFICIAL RECORDS,

       IN FAVOR OF: PACIFIC BELL.

       FOR: COMMUNICATION FACILITIES AND INCIDENTAL PURPOSES.

       OVER: A PORTION OF THE LAND. 24. AN EASEMENT AS SET FORTH IN AN INSTRUMENT RECORDED MARCH 27, 1997 AS INSTRUMENT NO. 19970139074 OF OFFICIAL RECORDS,

       IN FAVOR OF: SOUTHERN CALIFORNIA GAS COMPANY, A CALIFORNIA CORPORATION.

       FOR: ONE OR MORE PIPELINES AND CONDUITS, TOGETHER WITH METERING, MEASURING, REGULATING, CATHODIC PROTECTION, COMMUNICATIONS AND OTHER APPURTENANCES FOR THE TRANSPORTATION OF GAS, ENERGY, COMMUNICATIONS, PETROLEUM PRODUCTS, OTHER SUBSTANCES AND INCIDENTAL PURPOSES.

       OVER: A PORTION OF THE LAND.

25. THE TERMS, PROVISIONS AND CONDITIONS CONTAINED IN A DOCUMENT ENTITLED "AMENDED AND RESTATED RECIPROCAL EASEMENT AGREEMENT," EXECUTED BY AND BETWEEN MISSION VIEJO COMPANY, A CALIFORNIA CORPORATION AND HUGHES MARKETS, INC., A CALIFORNIA CORPORATION, RECORDED APRIL 28, 1995 AS INSTRUMENT NO. 95-081160 OF OFFICIAL RECORDS.

       NOTE 1: AN INSTRUMENT ENTITLED "FIRST AMENDMENT TO AMENDED AND RESTATED RECIPROCAL EASEMENT AGREEMENT" RECORDED JANUARY 27, 1997 AS INSTRUMENT NO. 19970039537 OF OFFICIAL RECORDS; REFERENCE BEING MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

       NOTE 2: AN INSTRUMENT ENTITLED "AGREEMENT REGARDINGCONSENT TO FIRST AMENDMENT TO AMENDED AND RESTATED RECIPROCAL EASEMENT AGREEMENT" RECORDED JUNE 13, 1997 AS INSTRUMENT NO. 19970274871 OF OFFICIAL RECORDS; REFERENCE BEING MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

DESCRIPTION

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, AND IS DESCRIBED AS FOLLOWS:



(FORMERLY LOT 8 OF TRACT NO. 15225)

PARCEL 1. AS SHOWN ON "EXHIBIT B" ATTACHED TO THAT CERTAIN LOT LINE ADJUSTMENT NO. LL 96-051, RECORDED JANUARY 30, 1997 AS INSTRUMENT NO. 19970047102 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPTING THEREFROM ONE HUNDRED PERCENT (100%) OF ALL RIGHTS TO OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES LYING UNDER OR THAT MAY BE PRODUCED FROM THE ABOVE-DESCRIBED LAND, TOGETHER WITH ONE HUNDRED PERCENT (100%) OF ALL RIGHTS TO THE PROCEEDS THEREFROM AND ONE HUNDRED PERCENT (100%) OF ALL RENTS, BONUSES AND PROFITS ACCRUING THEREFROM; WITHOUT, HOWEVER, ANY RIGHTS INCLUDING RIGHTS OF ENTRY IN OR WITH RESPECT TO ANY PORTION OF THE SURFACE OR SUBSURFACE TO A VERTICAL DEPTH OF 500 FEET FROM THE SURFACE AS THE SAME MAY FROM TIME TO TIME EXIST, AS RESERVED BY LLOYDS BANK CALIFORNIA, BY DEEDS RECORDED SEPTEMBER 20, 1976 IN BOOK 11908, PAGES 527 TO 587 INCLUSIVE OF OFFICIAL RECORDS.

                            ************************
                                    WARNING

"THE MAP ATTACHED HERETO MAY OR MAY NOT BE A SURVEY OF THE LAND DEPICTED THEREON. YOU SHOULD NOT RELY UPON IT FOR ANY PURPOSE OTHER THAN ORIENTATION TO THE GENERAL LOCATION OF THE PARCEL OR PARCELS DEPICTED. FIRST AMERICAN EXPRESSLY DISCLAIMS ANY LIABILITY FOR ALLEGED LOSS OR DAMAGE WHICH MAY RESULT FROM RELIANCE UPON THIS MAP."


                            ************************



EP
PLATS (CC&R'S, IF ANY) ENCLOSED.







COPY WITH PLAT (AND CC&R, IF ANY) TO:

JOHN ZAHOUDANIS
1332 PARKVIEW STREET, SUITE #101
MANHATTAN BEACH, CALIFORNIA  90266
ATTN:  JOHN ZAHOUDANIS

                                     NOTICE

SECTION 12413.1 OF THE CALIFORNIA INSURANCE CODE, EFFECTIVE JANUARY 1, 1990, REQUIRES THAT ANY TITLE INSURANCE COMPANY, UNDERWRITTEN TITLE COMPANY, OR CONTROLLED ESCROW COMPANY HANDLING FUNDS IN AN ESCROW OR SUB-ESCROW CAPACITY, WAIT A SPECIFIED NUMBER OF DAYS AFTER DEPOSITING FUNDS, BEFORE RECORDING ANY DOCUMENTS IN CONNECTION WITH THE TRANSACTION OR DISBURSING FUNDS. THIS STATUTE ALLOWS FOR FUNDS DEPOSITED BY WIRE TRANSFER TO BE DISBURSED THE SAME DAY AS DEPOSIT. IN THE CASE OF CASHIER'S CHECKS OR CERTIFIED CHECKS, FUNDS MAY BE DISBURSED THE NEXT DAY AFTER DEPOSIT. IN ORDER TO AVOID UNNECESSARY DELAYS OF THREE TO SEVEN DAYS, OR MORE, PLEASE USE WIRE TRANSFER, CASHIER'S CHECKS, OR CERTIFIED CHECKS WHENEVER POSSIBLE.

IF YOU HAVE ANY QIJESTIONS ABOUT THE EFFECT OF THIS NEW LAW, PLEASE CONTACT YOUR LOCAL FIRST AMERICAN OFFICE FOR MORE DETAILS.

                              ********************

                                     NOTICE

IN ACCORDANCE WITH SECTIONS 18662 AND 18668 OF THE REVENUE AND TAXATION COPE, A BUYER MAY BE REQUIRED TO WITHHOLD AN AMOUNT EQUALTO THREE AND ONE-THIRD PERCENT OF THE SALES PRICE IN THE CASE OF THE DISPOSITION OF CALIFORNIA REAL PROPERTY INTEREST BY EITHER:

     1. SELLER WHO IS AN INDIVIDUAL WITH A LAST KNOWN STREET ADDRESS OUTSIDE OF CALIFORNIA OR WHEN THE DISBURSEMENT INSTRUCTIONS AUTHORIZE THE PROCEEDS BE SENT TO A FINANCIAL INTERMEDIARY OF THE SELLER, OR

     2.    CORPORATE SELLER WHICH HAS NO PERMANENT PLACE OF BUSINESS IN
           CALIFORNIA.

     THE BUYER MAY BECOME SUBJECT TO PENALTY FOR FAILURE TO WITHHOLD AN AMOUNT EQUAL TO THE GREATER OF 10 PERCENT OF THE AMOUNT REQUIRED TO BE WITHHELD OR FIVE HUNDRED DOLLARS ($500).

     HOWEVER, NOThWITHSTANDING ANY OTHER PROVISION INCLUDED IN ThE CALIFORNIA STATUTES REFERENCED ABOVE, NO BUYER WILL BE REQUIRED TO WITHHOLD ANY AMOUNT OR BE SUBJECT TO PENALTY FOR FAILURE TO WITHHOLD IF:

     1. THE SALES PRICE OF THE CALIFORNIA REAL PROPERTY CONVEYED DOES NOT EXCEED ONE HUNDRED THOUSAND DOLLARS ($100,000), OR

     2. THE SELLER EXECUTES A WRITTEN CERTIFICATE, UNDER THE PENALTY OF PERJURY, CERTIFYING THAT THE SELLER IS A RESIDENT OF CALIFORNIA, OR IF A CORPORATION, HAS A PERMANENT PLACE OF BUSINESS IN CALIFORNIA, OR

     3. THE SELLER, WHO IS AN INDIVIDUAL, EXECUTES A WRITTEN CERTIFICATE, UNDER THE PENALTY OF PERJURY, THAT THE CALIFORNIA REAL PROPERTY BEING CONVEYED IS THE SELLER'S PRINCIPAL RESIDENCE (AS DEFINED IN SECTION 1034 OF THE INTERNAL REVENUE CODE).

     THE SELLER IS SUBJECT TO PENALTY FOR KNOWINGLY FIlING A FRAUDULENT CERTIFICATE FOR THE PURPOSE OF AVOIDING THE WITHHOLDING REQUIREMENT.

     THE CALIFORNIA STATUTES REFERENCED ABOVE INCLUDE PROVISIONS WHICH AUTHORIZE THE FRANCHISE TAX BOARD TO GRANT REDUCED WITHHOLDING AND WAIVERS FROM WITHHOLDING ON A CASE-BY-CASE BASIS.

     THE PARTIES TO THIS TRANSACTION SHOULD SEEK AN ATTORNEY'S, ACCOUNTANT'S, OR OTHER TAX SPECIALIST'S OPINION CONCERNING THE EFFECT OF THIS LAW ON THIS TRANSACTION AND SHOULD NOT ACT ON ANY STATEMENTS MADE OR OMITTED BY THE ESCROW OR CLOSING OFFICER.

RECORDING REQUESTED BY,
AND WHEN RECORDED, MAIL TO:

FIRST AMERICAN TITLE INSURANCE COMPANY
114 East Fifth Street
Santa Ana, California  92702
Attn:  Ms. Judith M. Moore
Escrow NO. 98467 16M



                        (Space Above for Recorder's Use)

MAIL TAX STATEMENTS TO:   THE UNDERSIGNED DECLARES
                          DOCUMENTARY TRANSFER TAX OF
                          1332 Parkview, Suite 101
                          Manhattan Beach, CA 90266

                          Attn:  John Zahoudanis

                        COMPUTED ON THE FULL VALUE OF THE
                                PROPERTY CONVEYED

UNINCORPORATED AREA A.P. No.:






                                   GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership doing business as Mission Viejo Company ("Grantor"), hereby grants subject to certain express conditions stated herein to M & Z VALLEY ASSOCIATES, LLC, a California limited liability company ("Grantee"), real property ("Property") in the unincorporated area of Orange County, California described as follows:

PARCEL ONE:

Parcel 1 of Lot Line Adjustment LLA 96-051, recorded January 30, 1997, as Instrument Number 19970047102, in Official Records of Orange County, California.

EXCEPTING AND RESERVING UNTO GRANTOR, its successors or assigns, together with the right to grant and transfer all or a portion of the same, as follows:

A. All previously unreserved minerals, oil, gas, petroleum, other hydrocarbon substances and all underground water in or under or which may be produced from said Property which underlies a plane parallel to and five hundred feet (500') below the present surface of said Property for the purpose of prospecting for, the exploration, development, production, extraction and taking of said minerals, oil, gas, petroleum, other hydrocarbon substances and water from said Property but without the right to enter upon the surface or any portion thereof above said plane parallel to and five hundred feet (500') below the present surface of the said Property for any purpose whatsoever.

B. Easements for access, ingress, egress, maintenance, repair and for other purposes all as described in (i) the Declaration of Covenants, Conditions and Restrictions for Aliso Viejo Community Association, dated April 1, 1982, and recorded on April 6, 1982, as Instrument No. 82-118353, of Official Records of Orange County, California, (ii) the Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Pacific Park Town Center, dated December 22, 1993, and recorded on December 23, 1993, as Instrument No. 93-0894675, in Official Records of Orange County, California ("Town Center Declaration"), (iii) the Notice of Annexation to Aliso Viejo Community Association (Delegate District No.
       82) and Notice of Annexation and Supplemental Declaration of Covenants, Conditions and Restrictions for Pacific Park Town Center (Parcel 1, LLA 96-051), to be recorded concurrently herewith, and (iv) the Declaration of Covenants, Conditions and Restrictions and Reservation of Easements of Park Plaza at Aliso Viejo Town Center, recorded on December 14, 1995, as Instrument No. 950558554 in Official Records of Orange County, California (collectively, the "Declarations").

PARCEL TWO:

Nonexclusive easements for access, ingress, egress, maintenance, repair and for other purposes, all as described in the Declarations.

SUBJECT TO:

1. Nondelinquent general, special and supplemental real property taxes and assessments which are a lien not yet payable.

2. Covenants, conditions, restrictions, easements, reservations, rights, rights-of-way and other matters of record or discoverable by inspection or survey, including without limitation the Declarations.

3.     The following covenants, conditions and restrictions:

3.1. Covenants Appurtenant. The covenants, conditions and restrictions contained in this Grant Deed are made for the benefit of Grantor and the real property owned by Grantor located near the Property a portion of which is described on Exhibit "1" (the "Benefited Properties") attached hereto and incorporated herein by this reference, and imposes a burden on the Property, and upon Grantee, its lessees, mortgagees, successors and assigns. Grantee, by acceptance and recordation of this Grant Deed, expressly accepts, covenants and agrees, on behalf of itself, its lessees, mortgagees, successors and assigns, to be bound by, and to assume performance of, all of the provisions and requirements set forth in this Grant Deed and the Declaration to be performed by Grantee, all of which provisions and requirements are acknowledged to be reasonable. Every person or entity which now or hereafter acquires any right, title, estate or interest in the Property shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein and the Declaration to be performed by Grantee, whether or not reference to these restrictions is contained in the instrument by which such person or entity acquired an interest in the Property. All such covenants, conditions and restrictions shall run with the land; shall be binding upon and inure to the benefit of Grantor, Grantee and any person or entity having or acquiring any interest in any portion of the Property and the Benefited Properties; shall be binding upon and inure to the benefit of the Property and the Benefited Properties, any portion thereof or interest therein.

3.2. Mortgagees. A breach of any of the covenants, conditions or restrictions herein shall not defeat nor render invalid the lien or charge of any mortgage or deed of trust made in good faith and for value covering the Property or any part thereof; however, such covenants, conditions and restrictions shall be binding upon and effective against any new owner of the Property, or any portion thereof, whose title thereto is acquired by foreclosure, trustee's sale or otherwise.

3.3. Floor Space Requirements. The minimum square footage of floor space for all improvements constructed on the Property shall be sixteen thousand (16,000) gross square feet. The maximum square footage of floor space for all improvements constructed on the Property shall be twenty thousand (20,000) gross square feet. For purposes of this Grant Deed, floor space includes all floor space within a building under roof, whether below grade, at grade, or above grade including mezzanine space and multiple floors. The foregoing building limitations shall apply in the aggregate to all parcels in the Property as presently constituted or as resubdivided in the future. In any grant deed of a parcel in the Property Grantee shall allocate to such parcel a portion of the permitted minimum and maximum floor space such that the total minimum and maximum floor space for all parcels in the Property do not exceed the aggregates set forth in this Section. No parking structures of any kind, including, without limitation, subterranean parking, carports or any other type of garage or covered parking, may be erected on the Property. All parking spaces shall be located outside on the surface of the Property.

3.4 Development Agreement/Improvement Area. The Property is subject to (1) the Development Agreement, between the County of Orange, Aliso Viejo Company and Grantor, recorded on February 23, 1988, as Instrument No. 88-078687, in the Official Records of Orange County, California, arid (2) the special tax created by the improvement area formed by the Board of Trustees of the Capistrano Unified School District (the "Improvement Area") pursuant to the Mello-Roos Community Facilities Act of 1982, as amended, for the purpose of financing the acquisition and construction of school facilities servicing the property within the Improvement Area, which includes the Property. Grantor owns other property that is benefited by the Development Agreement and the Improvement Area. Grantor is conveying the Property to Grantee subject to Grantor's right to negotiate, execute, and record such documents, or to take such other actions as Grantor, in its sole discretion deems appropriate in connection with the Development Agreement or the Improvement Area. No such document, or other action shall materially impair Grantee's intended use of the Property or materially increase Grantee's obligations under the Development Agreement or the Improvement Area. Grantee shall:
       (i) cooperate with Grantor to amend the Development Agreement or the Improvement Area, and (ii) execute all necessary documents required by Grantor to signify Grantee's consent to amendments to the Development Agreement or the Improvement Area. To facilitate the foregoing, Grantee hereby irrevocably constitutes and appoints Grantor the attorney-in-fact of Grantee to negotiate, execute and deliver on behalf of Grantee all documents necessary to amend the Development Agreement or the Improvement Area. The appointment of Grantor as attorney-in-fact as specified in this
       Section is coupled with an interest, shall run with and burden the Property and shall be binding upon all persons or entities having or acquiring any right, title or interest in the Property. Any person or entity acquiring an interest in the Property shall at Grantor's request execute all documents required to evidence the irrevocable appointment of Grantor as the attorney-in-fact for such person or entity for purposes of amending the Development Agreement or the Improvement Area as specified in this Section. This power of attorney shall automatically terminate upon completion of the improvements required under the Purchase and Sale Agreement (the "Purchase Agreement") pursuant to which this Grant Deed is given. Grantor shall furnish Grantee a copy of any document executed by Grantor as Grantee's attorney-in-fact hereunder.

3.5.   Architectural Control.

       (i) General Controls. Whenever this Agreement requires any matter to be approved by Grantor, such requirement shall be deemed satisfied if such matter is approved in writing by Grantor.

       (ii) Review of Plans and Specifications. In this Grant Deed, all plans, specifications and other materials required by governmental authorities for site plan review as set forth in the Aliso Viejo Planned Community Development Plan and Supplemental Text (4th Revised) which was adopted by the Orange County Board of Supervisors as Ordinance No. 3818, on March 26, 1991, and recorded as Instrument No. 91-346274 in Official Records of Orange County, California ("PC Text"), including without limitation a site plan, a preliminary landscape plan, a roof screening plan, a sign plan, a materials board, and elevations with respect to any improvements to be constructed on the Property are referred to herein collectively as the "Site Plan Materials"). Prior to Grantee's acquisition of the Property, Grantor had prepared and submitted to Grantee, and Grantee had approved, Site Plan Materials for Grantor's development of the shopping center of which the Property is apart. No improvement on the Property shall be constructed, installed, altered, removed, relocated, demolished or repainted without the prior written consent of Grantor (which consent shall not be unreasonably withheld) if such construction, installation, alteration, removal, relocation, demolition or repainting either (i) requires site plan review by the County of Orange ("County"), or (ii) makes the improvements on the Property materially inconsistent with the Site Plan Materials initially approved by Grantee or the then current version of Grantor's Architectural Guidelines for Park Plaza at Aliso Viejo Town Center. In connection with any such matter requiring Grantor's consent as set forth above, Grantee shall furnish to Grantor Site Plan Materials describing the proposed work. Such Site Plan Materials shall be approved or disapproved by Grantor within thirty (30) days after Grantor's receipt thereof, provided that Grantor shall not unreasonably withhold such approval. If Grantor fails to notify Grantee in writing of Grantor's disapproval of the Site Plan Materials within such thirty (30) day period, the Site Plan Materials shall be deemed approved. If Grantor disapproves the Site Plan Materials, Grantor shall specify in writing the reason or reasons for such disapproval. If Grantor disapproves the Site Plan Materials, then within fifteen (15) days after the date of Grantor's notice of disapproval, Grantee shall modify and resubmit the Site Plan Materials to Grantor. If the modified Site Plan Materials are not disapproved by Grantor by written notice to Grantee within ten (10) days after Grantor's receipt thereof, the modified Site Plan Materials shall be deemed approved by Grantor. If the modified Site Plan Materials are disapproved by Grantor, the parties shall negotiate in good faith to resolve their differences in connection therewith as soon as possible.

       (iii) No Waiver of Future Approvals. The approval of Grantor to any proposals or plans and specifications or drawings for any work done or proposed by Grantee or in connection with any other matter requiring the approval and consent of Grantor, shall not be deemed to constitute a waiver of any right to withhold approval or consent as to any similar proposals, plans and specifications, drawings or matters subsequently or additionally submitted for approval or consent.

       (iv) Scope of Review. Grantor shall not be responsible for reviewing, nor shall its approval of any plan or design be deemed approval of, any plan or design from the standpoint of structural safety or conformance with building or other codes. Grantee shall be responsible for obtaining all necessary permits and for complying with all County requirements with respect to the implementation of such plans (including without limitation any such requirements of the PC Text).

3.6. Purchase Agreement Obligations. Grantee shall perform all obligations of Buyer under the Purchase Agreement, which are to be performed after recordation of this Grant Deed including, without limitation, the obligation to purchase County Credits from Grantor pursuant to the Purchase Agreement.

3.7. Grantor Proprietary Names. Grantee shall include references to "Park Plaza at Aliso Viejo Town Center" and "Aliso Viejo" in all advertising and stationery relating to and used in connection with Grantee's business operated on the Property.

3.8. Signs. Grantor reserves the right of prior approval of all signs advertising the Property or any business operated thereon placed anywhere within the Aliso Viejo planned community and Park Plaza at Aliso Viejo Town Center (the "Project") or in any area extending one-half(V:) mile from the boundaries of the Project

3.9. Construction and Use. Grantee shall complete construction of the Approved Building and Improvements (as defined in the Purchase Agreement) within twenty-four (24) months after recordation of this Grant Deed. The Approved Building and Improvements shall be fully fixturized, stocked and opened for business as an electronic entertainment center with associated restaurant and food uses, including a "Holoworld," or other lawful retail use that is approved by Grantor, such approval not to be unreasonably withheld, conditioned or delayed (the "Permitted Use"), no later than ninety (90) days after completion of construction, and shall thereafter continuously operate as the Permitted Use for at least six (6) months after opening. The Property may be used only for an electronic entertainment center with associated restaurant and food uses, including a "Holoworld," or for any other lawful retail use that is approved by Grantor, such approval not to be unreasonably withheld, conditioned or delayed. Without limiting the generality of the foregoing, except with the prior written consent of Grantor (which may be granted or withheld in Grantor's sole and absolute discretion) the Property may not be used for
       (i) theater; (ii) supermarket, grocery store, minimart, quickmart, or other business conducting retail sale of groceries; (iii) bookstore; (iv) pet store; (v) sale of office products or office furniture; (vi) manufacturing or other industrial uses; (vii) ministorage or self-storage; (viii) commercial or professional offices (other than incidental to a permitted retail use); (ix) a sit-down restaurant larger than three thousand (3,000) usable square feet offering all of the following: (a) alcoholic beverages; (b) a per-person check averaging between $6.00 and $12.00 (in Constant Dollars, as such term is defined in the Association Declaration); and (c) a menu featuring a "hamburger theme" or a "southwestern theme" or both; (x) a sit-down restaurant larger than three thousand (3,000) usable square feet offering all of the following: (a) alcoholic beverages; (b) a per-person check averaging between $10.00 and $20.00 (in Constant Dollars, as such term is defined in the Association Declaration); and (c) a menu featuring Italian food;
       (xi) a restaurant whose primary menu items are flame broiled and rotisserie chicken and turkey (e.g., Boston Market, Kenny Rogers, California Chicken, Cluckers, McDonalds Open Hearth); or (xii) the sale of Mexican food for on-premises consumption. As used herein, the term "primary menu items" shall mean the menu items from which are derived more than fifty percent (50%) of gross sales from the Center.

3.10. Future Development Approvals. Grantor reserves the right to obtain the consent of all necessary governmental agencies to develop the balance of the real property owned by Grantor in whatever manner Grantor shall choose, and Grantee shall not oppose Grantor's plans for such development.

3.11. Severability. Invalidation of any provision contained herein by judgment of court or otherwise shall in no way affect any of the other provisions, which shall remain in full force and effect.

CONSENTS

       Grantor's execution of this Grant Deed constitutes consent by (i) Declarant and the ARC pursuant to the Town Center Declaration to the extent such consent is required pursuant to Section 10.3(n) of the Town Center Declaration to authorize Grantee's proposed use of the Property, and (ii) Declarant pursuant to the Association Declaration to the extent such consent is required pursuant to Sections 3.2(c)(3) and (6) to authorize Grantee's proposed use of the Property.

ENFORCEMENT

       Grantor shall have the right to enforce the covenants, conditions and restrictions contained in this Grant Deed notwithstanding any transfer of the Benefited Properties or any portion thereof.

       Grantor has caused this Grant Deed to be duly executed on _______________________, 20___.




                              SHEA HOMES LIMITED PARTNERSHIP,
                              a California limited partnership doing business as MISSION VIEJO COMPANY


                              By:   J.F. SHEA CO., INC., a Nevada corporation
                              Its:  General Partner


                              By:
                              Name:
                              Title:


                              By:
                              Name:
                              Title:


                              "GRANTOR"

STATE OF CALIFORNIA  )
                     )  ss.
COUNTY OF            )


       On _____________, 200__ before me, ________________________________
personally appeared _____________________________ and
____________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) (is) (are) subscribed to the within instrument and acknowledged to me that (he) (she)
(they) executed the same in (his) (her) (their) authorized capacity(ies), and that by (his) (her) (their) signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.


       Notary Public in and for said State

         (SEAL)

       GRANTEE HEREBY ACCEPTS THIS GRANT DEED, AND APPOINTS GRANTOR AS ATTORNEY-IN-FACT AS SPECIFIED IN SECTION 3.4.

                                M & Z VALLEY ASSOCIATES, LLC,
                                a California limited liability company

                                By:  Centrium Associates, LLC, a California
                                     limited liability company
                                Its: Manager


                                By:
                                     John Zahoudanis
                                Its: Manager



                                By:  MCC Capital, Incorporated, a
                                     California corporation
                                Its: Manager


                                By:
                                     Michael McCarthy
                                Its: President and Secretary


                                "GRANTEE"

STATE OF CALIFORNIA         )
                            )  ss.
COUNTY OF _________________ )


       On _________________, 200__ before me, _________________________________
personally appeared _____________________________ and
____________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) (is) (are) subscribed to the within instrument and acknowledged to me that (he) (she)
(they) executed the same in (his) (her) (their) authorized capacity(ies), and that by (his) (her) (their) signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.


       Notary Public in and for said State



       (SEAL)

                                   EXHIBIT "1"
                                  TO GRANT DEED

                    LEGAL DESCRIPTION OF BENEFITED PROPERTIES



       All that certain real property located in the County of Orange, State of California, described as follows:

       Planning Areas 40.1 through 40.4, 50.2, 50.3, 51.1, 52.1 through 52.4 and
53.1 through 53.3 as shown on the Aliso Viejo Planned Community Development Plan and Supplemental Text (4th Revised) which was adopted by the Orange County Board of Supervisors as Ordinance No. 3818, on March 26, 1991, and recorded as Instrument No. 91-346274 in Official Records of Orange County, California.

RECORDING REQUESTED BY, AND WHEN RECORDED MAlL TO:

FIRST AMERICAN TITLE INSURANCE COMPANY
114 East Fifth Street
Santa Ana, California 92702

Attention:  Ms.  Judith M.  Moore

Escrow NO. 98467 16M

(Space Above for Recorder's Use)

                              NOTICE OF ANNEXATION

                                       TO

                       ALISO VIEJO COMMUNITY ASSOCIATION

                           (DELEGATE DISTRICT NO. 82)

                                      AND

                              NOTICE OF ANNEXATION

                                      AND

                     SUPPLEMENTAL DECLARATION OF COVENANTS,

                          CONDITIONS AND RESTRICTIONS

                                      FOR

                     PARK PLAZA AT ALISO VIEJO TOWN CENTER

                            (PARCEL 1, LLA 96-05 1)

Exit.  G-l Notice .-lnne.x 9/22/98

                               TABLE OF CONTENTS

                                      FOR

                              NOTICE OF ANNEXATION

                                       TO

                       ALISO V1EJO COMMUNITY ASSOCIATION

                           (DELEGATE DISTRICT NO. 82)

                                      AND

                              NOTICE OF ANNEXATION

                                      AND

                     SUPPLEMENTAL DECLARATION OF COVENANTS,

                          CONDITIONS AND RESTRICTIONS

                                      FOR

                     PARK PLAZA AT ALISO VIEJO TOWN CENTER

                            (PARCEL 1, LLA 96-05 1)

DESCRIPTION                                                          PAGE NO.

Definitions                                                             2

1.1.   General                                                          2

1.2.   Affiliate                                                        2

1.3.   Annexed Property                                                 2

1.4.   Association                                                      2

1.5.   Community Association                                            2

1.6.   Community Declaration                                            3

1.7.   Declarant                                                        3

1.8.   Declaration                                                      3

1.9.   Delegate District NO. 82                                         3

1.10.  Development Plan                                                 3

1.11.  Owner                                                            3

1.12.  Person                                                           4

DESCRIPTION                                                         PAGE NO.

1.13.  Supplemental Declaration                                         4

2.     Annexation to Subject Property in Aliso Viejo                    4

2.1.   Declaration of Annexation                                        4

2.2.   General Plan                                                     4

2.3.   Equitable Servitudes                                             4

2.4.   Covenants Appurtenant                                            4

2.5.   Land Classification                                              5

2.6.   Annexed Property in Delegate District NO. 82                     5

2.7.   Membership in Community Association                              5

2.8.   Determination of Common Assessments                              5

2.9.   Redetermination of Imputed Market Value                          6

2.10.  Redetermination if No Recent Sales Price                         6

2.11.  Redetermination if New Construction                              6

2.12.  Commencement of Common Assessments                               7

2.13.  Maintenance Agreement                                            7

2.14.  Conformity with Development Plan                                 7

2.15.  VA and FHA Approval                                              7

2.16.  Community Association Properties                                 8

2.17.  Maintenance Obligations                                          8

2.18.  Voting Rights                                                    8

3.     Annexation to Properties in Pacific Park Town Center             8

3.1.   Declaration of Addition                                          8

DESCRIPTION                                                         PAGE NO.
3.2.   General Plan                                                     9

3.3.   Equitable Servitudes                                             9

3.4.   Covenants Appurtenant                                            9

3.5.   Membership in Association                                        9

3.6.   Apportionment of Annual Assessments                              9

3.7.   Commencement of Annual Assessments                               9

3.8.   Conformity with Development Plan                                10

3.9.   Common Area                                                     10

3.10.  Maintenance Obligations                                         10

3.11.  Voting Rights                                                   10

4.     Restrictions                                                    10

4.1.   Interpretation of Restrictions                                  10

4.2.   Restrictions in Community Declaration                           11

4.3.   Restriction in Deeds and Leases                                 11

4.4.   Provisions in Development Plan                                  11

4.5.   Provisions of Declaration                                       11

4.6.   Architectural and Landscaping Control                           11

4.6.1. General Control in Annexed Property                             11

4.6.2. Scope of Review                                                 13

4.6.3. Variances                                                       14

4.6.4. Assignment of Declarant's Rights                                14

5.     Miscellaneous Provisions                                        14

5.1.   Term of Supplemental Declaration                                15

DESCRIPTION                                                          PAGE NO.

5.2.   Amendments of Supplemental Declaration                          15

5.3.   Deletion of Annexed Property                                    15

5.4.   Mortgagee Protection                                            15

5.5.   Notice, Enforcement and Other Provisions                        16

EXHIBIT "I"

EXHIBIT "2"

EXHIBIT "3"

-      LEGAL DESCRIPTION OF ANNEXED PROPERTY

- DRAWING SHOWING LOCATION OF COMMUNITY ASSOCIATION PROPERTY EASEMENT AREAS IN ANNEXED PROPERTY

-      DRAWING SHOWING LOCATION OF COMMON AREA


                   MAINTENANCE EASEMENTS IN ANNEXED PROPERTY

                                       TO

                       ALISO VIEJO COMMUNITY ASSOCIATION

                           (DELEGATE DISTRICT NO. 82)

                                      AND

                              NOTICE OF ANNEXATION

                                      AND

               SUPPLEMENTAL DECLARATION OF COVENANTS, CONDITIONS

                                AND RESTRICTIONS

                                      FOR

                     PARK PLAZA AT ALISO VIEJO TOWN CENTER

                             (PARCEL 1. LLA 96-051)

This Notice of Annexation and Supplemental Declaration ("Supplemental Declaration") is made by Shea Homes Limited Partnership, a California limited partnership doing business as Mission Viejo Company ("Declarant").

PREAMBLE

A. Declarant is the Owner of certain real property ("Annexed Property") which is a portion of the "Annexable Area" described in the Community Declaration and a portion of the "Annexable Territory" described in the Declaration. Declarant intends to subdivide and improve the Annexed Property as a portion of the planned community known as Aliso Viejo in accordance with the Community Declaration and as a portion of the planned development known as Pacific Park Town Center in accordance with the Declaration. In furtherance of the Community Declaration, the Declaration and the Development Plan for the Subject Property and the Properties, Declarant intends to improve, own and convey the Annexed Property in accordance with the terms of the Community Declaration and the Declaration.

B. Pursuant to ArticLe. III ~f the Community Declaration and Article XVI of the Declaration, Declarant wishes to designate the Annexed Property as a portion of a Delegate District and to impose additional covenants, conditions, restrictions and reservations on the Annexed Property. The Owners who own portions of the Annexed Property shall be subject to the provisions of the Community Declaration, the Declaration and this Supplemental Declaration.

THEREFORE, DECLARANT HEREBY DECLARES AS FOLLOWS:

Exit.  C-I Notice . Annex 9/21 8

I.     Definitions.

1.1.   General.

       Unless otherwise expressly provided herein, the capitalized terms in this Supplemental Declaration shall have the same meaning as any similarly capitalized terms defined in the Community Declaration and the Declaration, as the case may be. The following words and phrases when used in this Supplemental Declaration shall have the meanings hereinafter specified.

1.2.   Affiliate.

       "Affiliate" shall mean a corporation which is controlled by, controls, or is under common contra with, Shea Homes Limited Partnership, a California limited partnership, doing business as Mission Viejo Company.

1.3.   Annexed Property.

       "Annexed Property" shall mean the real property described in Exhibit "1" attached hereto.

1.4.   Association.

       "Association" shall mean Pacific Park Town Center Association, a California nonprofit mutual benefit corporation, which was organized pursuant to the Association Declaration.

1.5.   Community Association.

       "Community Association" shall mean Aliso Viejo Community Association, a California noxiprofit public benefit corporation, its successors and assigns.

1.6.   Community Declaration.

       "Community Declaration" shall mean the Declaration of Covenants, Conditions and Restrictions for Aliso Viejo Community Association dated April 1, 1982, and Recorded on April 6, 1982, as Instrument NO. 82-118353, of Official Records of Orange County, California, as amended from time to time.

1.7.   Declarant.

       "Declarant" shall mean Shea Homes Limited Partnership, doing business as the Mission Viejo Company, its successors-in-interest, any Affiliate and any Person to which it shall have assigned any rights in whole or in part, as provided in either this Supplemental Declaration, the Declaration or the Community Declaration. For purposes of this Supplemental Declaration, the term "successor" shall not include a purchaser of one or more Lots in the Annexed Property from Declarant.

1.8.   Declaration.

       "Declaration" shall mean the Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Pacific Park Town Center, dated December 22, 1993, and -2.

       Recorded on December 23, 1993, as Instrument NO. 93-0894675, of the Official Records of Orange County, California, as amended from time to time.

1.9.   Delegate District NO. 82.

       "Delegate District NO. 82" shall mean the Annexed Property and any other real property within the Annexable Area which Declararit may choose or has chosen to add to such Delegate District by the timely recordation of a Notice of Annexation and Supplemental Declaration pursuant to Section
       3.01 of the Community Declaration, declaring such portion to be a portion of Delegate District NO. 82.

1.10.  Development Plan.

       "Development Plan" shall mean the Aliso Viejo Planned Community Development Plan and Supplemental Text (4th Revised) which was adopted by the Orange County Board of Supervisors as Ordinance NO. 3818, on March 26, 1991, recorded as Instrument NO. 91-346274 in Official Records of Orange County, California, as it may be revised and extended from time to time.

1.11.  Owner.

       "Owner" shall mean the Person or Persons, including Declarant, holding individual ownership of Record to any Lot. The term "Owner" shall include sellers under executory contracts of sale but shall exclude Mortgagees.

1.12.  Person.

       "Person" shall mean a natural individual or any other entity with the legal right to hold title to real property.

1.13.  Supplemental Declaration.

       "Supplemental Declaration" shall mean this instrument, as it may be amended from time to time.

ARTICLE II

2.     Annexation to Subject Property in Aliso Viejo.

2.1.   Declaration of Annexation.

       Declarant, as the present Owner thereof, for itself, its successors and assigns, hereby declares that the Annexed Property shall be part of the Subject Property under the Community Declaration and shall be subject to the Community Declaration, and that the Annexed Property, and each part thereof, shall be owned, held, transferred, conveyed, sold, leased, rented, hypothecated, encumbered, used, occupied, maintained, altered and improved subject to the covenants, conditions, restrictions, limitations, reservations, exceptions, equitable servitudes and other provisions set forth in the Community Declaration and this Supplemental Declaration, for the duration thereof. This Supplemental Declaration constitutes, in part, a "Notice of Annexation" as defined in the Community Declaration.

2.2.   General Plan.

       This Supplemental Declaration is hereby established pursuant to, and in furtherance of a common and general plan in accordance with the Community Declaration and the Development Plan for the improvement and ownership of the Annexed Property and for the purpose of en.hancing and protecting the value, desirability and attractiveness of the Annexed Property.

2.3.   Equitable Servitudes.

       The covenants, conditions and restrictions of the Community Declaration and this Supplemental Declaration are hereby imposed as equitable servitudes upon the Annexed Property, as a servient tenement, for the benefit of each and every other Lot, Condominium or Community Association Properties within the Subject Property, as the dominant tenements.

2.4.   Covenants Appurtenant.

       The covenants, conditions and restrictions and reservations of easements of the Community Declaration and this Supplemental Declaration shall run with, arid shall inure to the benefit of and shall be binding upon, all of the Annexed Property, and shall be binding upon and inure to the benefit of, (a) the Annexed Property, (b) Declarant and its successors and assigns, (c) the Community Association and its successors and assigns, and (d) all Persons having, or hereafter acquiring, any right, title or interest in all or any portion of the Annexed Property and their heirs, personal representatives, successors, and assigns.

2.5.   Land Classification.

       All of the Annexed Property (except for those portions designated below as Community Association Properties or Common Area) is hereby designated as Commercial Area as defined in the-Community Declaration and as Business Park Area as defined in the Development Plan.

2.6. Annexed Property in Delegate District NO. 82. ~Pursuarit to Section 4.04(a) of the Community Declaration, the Annexed Property is hereby designated as a part of Delegate District NO. 82 of the Community Association. As further provided in the Community Declaration, the Owners of Lots in Delegate District NO. 82 shall collectively be entitled to one
       (1) Delegate to the Community Association.

2.7.   Membership in Community Association.

       Each Owner of one or more Lots in the Annexed Property shall automatically become a member of the Community Association, as provided in Section 4.02 of the Community Declaration.

2.8.   Determination of Common Assessments.

       The Community Association shall levy basic Common Assessments attributable to the Annexed Property, consisting of AFCAs and PFCAs, as provided ilc Section 9.08 of the Community Declaration. The AFCAs within the Annexed Property shall be determined in accordance with Section 9.09 of the Community Declaration based upon an allocation of one AFCA Unit per Lot. The PFCAs within the .Anriexed Property shall be determined in accordance with Section 9.10 of the Community Declaration, and they shall be based upon the Imputed Market Value ("IIvfV") of each Lot therein computed in accordance with this Supplemental Declaration. Until any redetermination of the IMV of any Lot in the Annexed Property as provided in this Supplemental Declaration, the IMV bf the Annexed Property ("Initial Value") shall be deemed to be One Two Hundred Forty-Seven Thousand One Hundred Twenty-Three Dollars ($1,247,123.00) which shall be allocated to the Lots within the Annexed Property based on their relative gross land area as shown on the subdivision map for the Annexed Property.

2.9.   Redetermination of Imputed Market Value.

       The IMV of each Lot in the Annexed Property shall be redeterrnined annually as of June 30 ("Redetermination Date") of the calendar year preceding the calendar year for which PFCAs, if any, are to be levied. Subject to the provisions of Section 2.11 below, if a Lot in the Annexed Property has been sold during the twelve (12) month period preceding the Redetermination Date, and if the sales price is determinable and in a bonajide sale, the IMV of the Lot as of the Redetermination Date shall be the sales price in the most recent such sale in such twelve (12) month period. The term "sales price," as used herein, means the price for the Lot, including the Improvements and fixtures (if any) thereon, but excluding any price for persor~al property if separately stated. Immediately following any sale of a Lot, the new Owner shall immediately furnish the Community Association with all relevant information about the sale, including without limitation the sales price of the Lot.

2.10.  Redetermination if No Recent Sales Price.

       If a Lot in the Annexed Property has not been sold during the twelve (12) month period preceding the Redetermination Date, or if there was such a sale but the sales price is not determinable or was not a bonafide sale, then, subject to the provisions of Section 2.11 below, the IMV of the Lot as of the Redetermination Date shall be (1) the sales price in the most recent sale for which a bonafide sales price is determinable, or (2) the Initial Value determined in acc-ordance with Section 2.8 of this Supplemental Declaration, if there is no such determinable bonafide sales price; however, such price or Initial Value shall be adjusted upward or downward in the same proportion by which the "Index," as hereinafter defined for June of the year of the Redetermination Date has increased or decreased over the Index of the calendar year in which such most recent sale occurred, or the Initial Value was determined, whichever is later. The "Index" shall be the index number for the month of June of the applicable year of the "Consumer Price Index for the Los Angeles-Riverside-Anaheim Area, Urban Wage Earners Clerical Workers (1982-84 = 100)," issued by the United States Bureau of Labor Statistics in its monthly report entitled "The Consumer Price Index U.S. City Average and Selected Areas." In the event that the Index is discontinued, then the Board shall substitute an index which, in the reasonable opinion of the Board, is most nearly identical to the Index as defined above.

2.11.  Redetermination if New Construction.

       If Improvements or construction is completed on a Lot subsequent to (1) the most recent sale of which a bonajide sales price is determinable, or
       (2) the date on which the Initial Value was determined, the cost of such Improvements or construction, as determined by the l3oard, shall be added to such sales price or Initial Value, as the case may be, for purposes of redetermining the IMV. The total of said sales price or Initial Value, as the case may be, plus the cost of Improvements or construction, shall be the price used in redeterminations under Sections 2.9 and 2.10 above. Immediately upon completion of any construction on a Lot, the Owner of such Lot shall furnish the Comrpunity Association with all relevant information about the construction, including without limitation the cost of such Improvements or construction.

2.12.  Commencement of Common Assessments.

       The Common Assessments attributable to every Lot in the Annexed Property shall commence on the date ("Common Assessment Commencement Date") which shall be the earlier to occur of(I) the first day of the first month following the month in which a Certificate of Occupancy is issued by the County of Orange for any Improvement on any Lot in the Annexed Property, or (2) the first day of the eighteenth (18th) month after the first Close of Escrow occurs for the sale by Declarant of a Lot in the Annexed Property, as further provided in Section 9.25(b) of the Community Declaration.

2.13.  Maintenance Agreement.

       Notwithstanding any other provision of the Community Declaration, this Supplemental Declaration or the Bylaws regarding the term extermination of contracts with Declarant for providing services to the Community Association, Declarant may enter into a written maintenance agreement with the Community Association for a fee consistent with fees for similar services charged by others, under which Declarant shall pay all or any portion of the operating Common Expenses and perform all or any portion of the Community Association's maintenance responsibilities with respect to that portion of the Community Association Properties which is described in this Supplemental Declaration, in exchange for a temporary suspension of all or a portion of Common Assessments (excepting reserves) attributable to the Annexed Property or any portion thereof. Such maintenance agreement may require Owners to reimburse Declarant, through the Community Association, for a portion of the costs expended in satisfaction of Common Expenses.

2.14.  Conformity with Development Plan.

       This Supplemental Declaration is in conformity with the Development
       Plan. This Supplemental Declaration shall not have the direct effect of increasing the current budgeted Com.rnon Expenses of the Community Association by more than twenty percent (20%) or substantially overburdening the Community Association Properties. This Supplemental Declaration is being Recorded prior to the third (3rd) anniversary of the original issuance of the most recently issued Final Subdivision.Public Report from the DRE for .a portion of the Annexable Area, as described in
       Section 3.01 of the Community Declaration.

2.15.  VA and FHA Approval.

       Neither the FHA nor the VA is insuring or guaranteeing loans, or has agreed to insure or guarantee loans in connection with initial sales of Lots or Condominiums by Deciarant in either the Annexed Property or the Subject Property as of the date of Recordation of this Supplemental Declaration. Therefore, the approval of neither the FHA nor the VA of the within annexation has been sought, as further provided in Section 3.0 1(b) of the Community Declaration.

2.16.  Community Association Properties.

       The portion of the Annexed Property generally shown on the attached Exhibit "2" which is to be improved with landscaping and related improvements is hereby designated as part of the Community Association Properties. A landscape installation and maintenance easement over such Community Association Properties is hereby reserved by Declarant for the benefit of the Community Association. Upon completion of the initial landscaping improvements on such Community Association Properties Declarant shall (i) prepare a legal description of the precise areas on which such improvements are located (which description shall be subject to the reasonable review and approval of the owner of the Annexed Property) and (ii) convey an easement over such areas to the Community Association.

2.17.  Maintenance Obligations.

       The maintenance obligations of the Community Association, the Owners, and Declarant are described in the Community Declaration and in this Supplemental Declaration. The Community Association shall assume ~ts maintenance obligations with respect to the Community Association Properties located in the Annexed Property upon the commencement of Common Assessments against the Lots located in the Annexed Property.

2.18.  Voting Rights.

       The voting rights of the Owners of Lots and the Delegate from Delegate District NO. 82 in Community Association affairs are as set forth in the Community Declaration and this Supplemental Declaration. Voting rights in the Community Association shall commence with respect to the Annexed Property upon the commencement of Common Assessments against the Annexed Property.

ARTICLE III

3.     Annexation to Properties in Pacific Park Town Center.

3.1.   Declaration of Addition.

       Declarant, as the present Owner thereof, for itself, its successors and assigns, hereby declares that the Annexed Property shall be part of the Properties under the Declaration and shall be subject to the Declaration, and that the Annexed Property, and each part thereof, shall be owned, held, transferred, conveyed, sold, leased, rented, hypothecated, encumbered, used, occupied, maintained, altered and improved subject to the covenants, conditions, restrictions, limitations, reservations, exceptions, equitable servitudes arid other provisions set forth in the Declaration and this Supplemental Declaration, for the duration thereof. This Supplemental Declaration constitutes, in part, a "Notice of Addition of Territory" as defined in the Declaration.

3.2.   General Plan.

       This Supplemental Declaration is hereby established as a part of, pursuant to and in furtherance of a common and general plan in accordance with the Declaration and the Development Plan for the improvement and ownership of the Annexed Property and for the purpose of enhancing and protecting the value, desirability and attractiveness of the Annexed Property.

3.3.   Equitable Servitudes.

       The covenants, conditions and restrictions of the Declaration and this Supplemental Declaration are hereby imposed as equitable servitudes upon the Annexed Property, as a servient tenement, for the benefit of each and every other Lot, Condominium or Common Area within the Properties, as the dominant tenements.

3.4.   Covenants Appurtenant.

       The Covenants, Conditions and Restrictions and Reservations of Easements of the Declaration and this Supplemental Declaration shall run with, and shall inure to the benefit of and shall be binding upon, all of the Annexed Property, and shall be binding upon and inure to the benefit of,
       (a) the Annexed Property, (b) Declarant and its successors and assigns,
       (c) the Association and its successors and assigns, and (d) all Persons having, or hereafter acquiring, any right, title or interest in all or any portion of the Annexed Property and their heirs, personal representatives, successors, and assigns.

3.5.   Membership in Association.

       Each Owner of one or more Lots in the Annexed Property shall automatically become a member of the Association, as provided in Section
       3.3 of the Declaration. The Association is defined as a "Sub-Association" in the Community Declaration.

3.6.   Apportionment of Annual Assessments.

       The rights and obligations of any and all Owners of Lots in the Annexed Property with respect to assessments shall be the same as the rights and obligations of the Owners of Lots currently affected by the Declaration. Annual Assessments on Lots in the Properties shall be allocated among the Lots subject to the Declaration, as provided in Section 6.5 of the Declaration.

3.7.   Commencement of Annual Assessments.

       The Annual Assessments attributable to every Lot in the Annexed Property shall commence on the date ("Annual Assessment Commencement Date") which shall be the day Close of Escrow occurs for the sale by Declarant of the Annexed Property, subject to the provisiorts of Section 6.6 of the Declaration. Notwithstanding the foregoing, if any Common Area is located in the Annexed Property, Annual Assessments shall not commence untilthe landscaping on the Common Area located in the Annexed Property is completed and conveyed to the Association.

3.8.    Conformity with Development Plan.

       This Supplemental Declaration is in conformity with the Development Plan. This Supplemental Declaration shall not have the direct effect of increasing the current budgeted Annual Assessment against any Lot which was subject to the Declaration prior to the Recordation of this Supplemental Declaration by more than twenty percent (20%).

3.9.   Common Area.

       The portion of the Annexed Property generally shown on the attached Exhibit "3" which is to be improved with landscaping and related improvements is hereby designated as pail: of the Common Area. A landscape installation and maintenance easement over such Common Area is hereby reserved by Declarant for the benefit of the Association. Upon completion of the initial landscaping improvements on such Common Area Declarant shall (i) prepare a legal description of the precise areas on which such improvements are located (which description shall be subject to the reasonable review and approval of the owner of the Annexed Property) and (ii) convey an easement over such areas to the Association.

3.10.  Maintenance Obligations.

       The maintenance obligations of the Association, the Owners, and Declarant are described in the Declaration and in this Supplemental Declaration. The Association shall assume its maintenance obligations with respect to the Common Area located in the Annexed Property, if any, upon the commencement of Annual Assessments against the Lots located in the Annexed Property.

3.11.  Voting Rights.

       The voting rights of the Owners of Lots in Association affairs are as set forth in Article IV of the Declaration and this Supplemental Declaration. The Class A Members shall be entitled to exercise voting power in the Association in the same ratio as Assessments are allocated from time to time pursuant to the Declaration. Voting rights in the Association shall commence with respect to the Annexed Property upon the commencement of Annual Assessments against the Annexed Property.

ARTICLE IV

4.     RestrictAions.

4.1.   Interpretation of Restrictions.

       All of the real property within the Annexed Property shall be held, used and enjoyed subject to the following Restrictions except that the exemptions of Declarant set forth in the Community Declaration arid in the Declaration are hereby incorporated in and shall be applicable under this Supplemental Declaration as if set forth in full in this Supplemental Declaration. To the extent that any of the following Restrictions are more restrictive than Restrictions in the Community Declaration, the Declaration or the Development Plan, the Restrictions in this Supplemental Declaration shall control. To the extent that any of the Restrictions set forth in any deed or lease from Declarant of a Lot in the Annexed Property are more restrictive than the Restrictions in this Supplemental Declaration, the Restrictions in such deed or lease shall control.

4.2.   Restrictions in Community Declaration.

       The Restrictions contained in the Community Declaration shall apply to the Annexed Property including, but not limited to, the General Restrictions set forth in Article.X of the Community Declaration.

4.3.   Restriction in Deeds and Leases.

       Restrictions, if any, in the deed or lease from Declarant conveying or leasing the Lot to another Person shall apply to the Lot.

4.4.   Provisions in Development Plan.

       The provisions contained in the Development Plan shall apply to the Annexed Property.

4.5.   Provisions of Declaration.

       The provisions of the Declaration shall apply to the Annexed Property, including without limitation the provisions of Article X regarding uses.

4.6.   Architectural and Landscaping Control.

4.6.1. General Control in Annexed Property.

       Declarant shall initially exercise all of the rights and powers set forth in this Section 4.6, unless and until any or all of such rights and powers are assigned by Declararit as provided in this Supplemental Declaration. Declarant shall follow the basic procedures for granting or denying approvals, as set forth in this Section 4.6, unless otherwise provided in a deed or lease of a Lot reflecting a conveyance from Declarant. The address of Declarant shall, unless changed by written notice to the Owners in the Annexed Property, be: 26137 L, Paz Road, Mission Viejo, California 92691.

4.6.1.1. Architectural Approval.

       Subject to Subsubsection 4.6.1.2 hereof and Article XI of the Community Declaration, no Improvements, including any exterior changes or alterations in any existing Improvement, shall be commenced, erected or maintained upon any portion of the Annexed Property until the plans and specifications therefor showing the nature, kind, shape, height, width, color, materials and location of the same shall have been submitted to Declarant and approved in writing by Declarant. The Owner shall obtain a receipt for the plans and specifications from an authorized agent of Declararit. Declarant shall approve plans and specifications submitted for its approval only if it deems in its reasonable discretion that the construction, alterations or additions contemplated thereby in the locations indicated will not be detrimental to the appearance of the Annexed Property as a whole, that the appearance of any structure affected thereby will be in harmony with the surrounding structures, that the construction thereof will not detract from the beauty, wholesomeness and attractiveness of the Annexed Property as a whole and that the upkeep and maintenance thereof will not become a burden on the Community Association. Declarant may condition its approval of proposals or plans and specifications Upon such changes therein as it deems appropriate, or upon the agreement by the Person (referred to in this Section 4.6 as "applicant") submitting the same to grant appropriate easements to the Community Association for the maintenance thereof, or to reimburse the Community Association for the cost of maintenance, or all three, and may require submission of additional plans and specifications or other information prior to approving or disapproving material submitted. Declarant may also issue rules or Design Guidelines setting forth standards and procedures for the submission of plans for approval, requiring a fee to accompany each application for approval, or additional factors which it will take into consideration in reyiewing submissions. Declarant may provide that the amount of such fee shall be uniform, or that it shall be determined in any other reasonable manner, such as by the reasonable cost of the construction, alterations or additions contemplated. Declarant may require such detail in plans and specifications subrnitted for its review as it deems proper, including without limitation, floor plans, site plans, drainage plans, elevation drawings and description or samples of exterior material and colors. Until receipt by Declarant of any required plans and specifications, Declarant may postpone review of any plan submitted for approval. Decisions of Declarant and the reasons therefor shall be transmitted by Declarant to the applicant at the address set forth in the application for approval, within sixty (60) days after receipt by Declarant of all materials required by the Declarant. Any application submitted pursuant to this Section 4.6 shall be deemed approved, unless written disapproval or a request for additional information or materials by Declarant shall have been transmitted to the applicant within sixty (60) days after the date of receipt by Declarant of all required materials. Upon completion of the contemplated Improvement, the applicant shall give a Notification of Completion of Work to Declarant of such completion and, for purposes hereof, the date of receipt of such Notification by Declarant shall be deemed to be the date of completion of such Improvement.

4.6.1.2. Certain Exceptions.

       Declarant may exempt certain types or classes of Improvements from the provistons of this Section 4.6 under written guidelines or rules promulgated from time to time by t)eclarant, if in the exercise of the Declarant's sole judgment, approval of such types or classes of Improvements is not required to carry out the purposes of the Community Declaration and this Supplemental Declaration.

4.6.1.3. No Waiver of Future Approval.

       The approval of Declarant of any proposals or plans and specifications or drawings for any work done or proposed or in connection with any other matter requiring the approval and consent of Declarant shall not be deemed to constitute a waiver of any right to withhold approval of or to consent to any similar proposals, plans and specifications, drawings or any matter whatsoever that is subsequently or additionally submitted for approval or consent.

4.6.1.4. Correction of Defects.

       Inspection of work and correction of defects therein shall proceed as follows:

       (i) Declarant or its duly authorized representative may at any time inspect any Improvement, or change or alteration thereof, for which approval of plans are required under this Section 4.6; provided, however, that Declarant's right of inspection shall terminate sixty (60) days after the Owner shall have given a Notification of Completion, of Work to Declarant, provided that such Improvement was actually completed as of the date of such Notification. If, as a result of such inspection, Declarant finds that such Improvement, or change or alteration thereof, was done without obtaining approval of the plans therefor or was not done in substantial compliance with the plans approved by Declarant, it shall notify the Owner in writing of failure to comply with this Section 4.6 within thirty (30) days after the inspection, specifying the particulars of noncompliance (the "Notice of Noncompliance"). Declarant shall have the authority to require the Owner to take such action as may be necessary to remedy the noncompliance.

       (ii) If upon the expiration of thirty (3O) days from the date of such Notice of Noncompliance the Owner shall have failed to remedy such noncompliance, then Declarant may, at its option, pursue such remedies against the Owner as it may have in any court of competent jurisdiction, Record a Notice of Noncompliance against the real property in which the noncompliance exists, remove the noncomplying Improvement, remedy the noncompliance or pursue any two or more of the foregoing remedies; and the Owner shall reimburse Declarant, upon demand, for all expenses incurred in connection therewith. The right of Declarant set forth in this Subsection 4.6. 1.4 to remove any Improvement or remedy the noncompliance shall be in addition to all other rights and remedies which Declarant may have at law, in equity or in this Supplemental Declaration.

4.6.2. Scope of Review.

       Declarant shall review and approve or disapprove all plans submitted to it for any proposed Improvement, alteration or addition, on the basis of aesthetic considerations, consistency with the Community Declaration and this Supplemental Declaration, and the overall benefit or detriment which would result to the immediate vicinity and the Annexed Property generally. Declarant shall take into consideration the aesthetic aspects of the architectural designs; placement of buildings, landscaping, color schemes, exterior finishes and materials and similar features. Declarant's approval or disapproval shall be based solely on the considerations set forth in this Section 4.6, and Declarant shall not be responsible for reviewing, nor shall its approval of any plan or design be deemed approval of, any plan or design from the standpoint of structural safety or conformance with building or other codes.

4.6.3. Variances.

       Declarant may authorize variances from compliance with any of the architectural provisions of this Supplemental Declaration, including restrictions upon height, size, floor area or placement of structures, or similar restrictions, when circumstances such as topography, natural obstructions, hardship, aesthetic or environmental consideration may require. Such variances must be evidenced in writing and signed by an authorized representative of Declarant. If such variances are granted, no violation of the covenants, conditions and restrictions contained in the Community Declaration or this Supplemental Declaration shall be deemed to have occurred with .respect to the matter for which the variance was granted. The granting of such a variance shall not operate to waive any of the terms and provisions of this Supplemental Declaration for any purpose except as to the particular property and particular provision hereof covered by the variance, nor shall it affect in any way the Owner's obligation to comply with all governmental laws and regulations affecting the use of his Lot.

4.6.4. Assignment of Declarant's Rights.

       Declarant may at any time, and from time to time, assign all or any portion of its rights under this Section 4.6 to the Master Architectural Committee established under the Community Declaration, or to an architectural committee formed by Declarant to control the Annexed Property and any other nonresidential property so designated by Declarant at any time in another supplemental declaration ("Business Properties Committee"), or to both the Master Architectural Committee and the Business Properties Committee. If the Business Properties Committee is formed by Declarant, the initial composition of such Committee and its initial address shall be set forth by Declarant in a Recorded Document. If Declarant assigns approval rights to both the Master Architectural Committee and to the Business Properties Committee, then the approval of either the Master Architectural Committee or the Business Properties Committee shall be all that is required hereunder of an Owner of the Annexed Property. Unless and until Declarant assigns any of its rights to the Business Properties Committee or to the Master Architectural Committee, (i) no architectural review and approval under the Community D.eclaration by either the Business Properties Committee or the Master Architectural Committee shall be required of an Owner of the Annexed Property and (ii) Declararit may unilaterally and reasonably amend from time to time the procedures for granting or denying approvals, as set forth in this Section 4.6.

ARTICLE V

5.     Miscellaneous Provisions.

5.1.   Term of Supplemental Declaration.

       The provisions of Section 12.01 of the Community Declaration and Section
       15. of the Declaration are hereby incorporated in this Supplemental Declaration as if repeated herein i~ full except that, for purposes of this Supplemental Declaration, the term "Community Declaration" or "Declaration," as the case may be, when used in said Section, shall in each case, be deemed to refer to this Supplemental Declaration.

5.2.   Amendments of Supplemental Declaration.

       Any provision, covenant, condition, restriction or equitable servitude contained in Section 4.6 of this Supplemental Declaration may be amended any time and from time to time upon approval of the amendment by the Record Owners of a majority of the Lots in the Annexed Property, with the prior written consent of Declarant. Any provision, covenant, condition, restriction or equitable servitude contained in Article III of this Supplemental Declaration may be amended only by a vote of the Members of the Association pursuant to Section 15.5 of the Declaration and the prior written consent of Declarant for so long as Declarant owns any property within the Aimexable Area. If the Annexed Property is conveyed to a third party by Declarant and such .third party and Declarant execute and record a lot line adjustment, a final map or a parcel map to adjust the boundaries of the property owned by such third party, Exhibit "1" may be arr~ended to change the description of the Annexed Property to conform to the boundaries established in such lot line adjustment, final map or parcel map with the approval of Declarant and such third party. Any other provision, covenant, condition, restriction or equitable servitude in this Supplemental Declaration which is not contained in Articles III or IV hereof may be amended only by a vote of the Members of the Community Association pursuant to Section 12.02(b) of the Community Declaration and the prior written consent of Declarant for so long as Declarant owns any property within the Annexable Area. The amendment shall be effective upon the Recordation, in the Office of the Orange County Recorder, of a written instrument executed by all Persons required to sign the instrument setting forth the amendment in full. A copy of the Recorded instrument shall be furnished promptly to the Board.

5.3.   Deletion of Annexed Property.

       The Annexed Property may be deleted or deannexed from coverage of this Supplemental Declaration in accordance with the provisions of Section
       3.03 of the Community Declaration and Section 16.5 of the Declaration.

5.4.   Mortgage Protection

       The provisions of Section 12.04 of the Community Declaration and Article XIII of the Declaration are hereby ratified and confirmed and incorporated in this Supplemental Declaration as if repeated herein in full. Notwithstanding any other provision of this Supplemental Declaration, no amendment or violation of this Supplemental Declaration shall operate to defeat or render invalid the rights of any Mortgagee under any Recorded Mortgage upon a Lot in the Annexed Property made in good faith and for value, provided that after the foreclosure of any such Mortgage such Lot shall remain subject to this Supplemental Declaration, as it may be amended.

5.5.   Notice.  Enforcement and Other Provisions.

       The provisions ofSections15.1, 15.2, 15.4, 15.6, 15.7, 15.9, 15.10 and
       15.12 of the Declaration and Sections 12.06, 12.07, 12.08, 12.10 and
       12.11 of the Community Declaration are hereby incorporated in this Supplemental Declaration as if repeated herein in full except that, f~r purposes of this Supplemental Declaration (a) the term "Community Declaration" or "Declaration" when used in said Sections shall, in each case, be deemed to refer to this Supplemental Declaration; (b) the term "Member" when used in said Sections shall, in each case, be deemed to refer only to the Owner of a Lot in the Annexed Property; and (c) the term "Community Association Area" or "Properties" when used in said Sections, shall, in each case, be deemed to refer to only that portion of the Subject Property which consists of the Annexed Property.

       Declarant has executed this Supplemental Declaration on ___________________, 19

                                        SHEA HOMES LIMITED PARTNERSHIP, a
                                        California limited partnership
                                        doing business as

                                        MISSION VIEJO COMPANY

                                   By:  J.F.  SHEA CO., INC.,
                                        a Nevada corporation

                                   Its: General Partner

                                   By:  ______________________________

                                   Name:

                                   Title:

                                   By:

                                   Name:

                                   Title:

STATE OF CALIFORNIA        )
                           )
COUNTY OF                  )

       On _______________, 19_, before me,_ personally appeared _____________________________ and _____________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) (is) (are) subscribed to the within instrument and acknowledged to me that (he) (she) (they) executed the same in (his) (her) (their) authorized capacity(ies), and that by (his) (her) (their) signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.

       Notary Public in and for said State

       (SEAL)

        -us-

       follows:

                                  EXHIBIT "I"

                            TO NOTICE OF ANNEXATION

                     LEGAL DESCRIPTION OF ANNEXED PROPERTY

       The legal description of the real property constituting the Annexed Property is as Parcel 1 of Lot Line Adjustment LLA 96-05 1, recorded January 30, 1997, as Instrument Number 19970047102, in Official Rewrds of Orange County, California.

                                  EXH1BIT "2"

                            TO NOTICE OF ANNEXATION

                          DRAWING SHOWING LOCATION OF

      COMMUNITY ASSOCIATION PROPERTIES EASEMENT AREAS IN ANNEXED PROPERTY

                            TO NOTICE OF ANNEXATION

                    DRAWING SHOWING LOCATION OF COMMON AREA

                   MAINTENANCE EASEMENTS IN ANNEXED PROPERTY.

                                  EXHIBIT "D"

                       TO AGREEMENT OF PURCHASE AND SALE

                            FORM OF PROMISSORY NOTE

                      $150,000.00 ______________, CA 199

       For value received, the undersigned, Holoworld, Inc., a Delaware corporation ("Borrower"), promises to pay to the order of M & Z Valley Associates, a California limited liability company ("Lender"), at 1332 Park View Avenue, Suite 101, Manhattan Beach, CA 90266 or at any other place that may be designated in writing by Lender, the principal sum of $150,000.00, with interest as set forth in this Note (calculated on the basis of a 360-day year). All sums due are payable in lawful money of the United States of America. The principal amount of this Note will bear interest at the rate of ten percent (10%) per annum.

       This Note is secured by, among other things, the Deed of Trust of the same date as this Note, executed by Borrower, as trustor, in favor of Lender, as beneficiary ("Deed of Trust"), and encumbering the real property described in the Deed of Trust ("Property"). The holder of this Note will be entitled to the benefits of the security provided by the Deed of Trust and will have the right to enforce the covenants and agreements of Borrower contained in the Deed of Trust.

       Borrower will pay to Lender the principal amount of this Note, and accrued interest, as follows:

(i) Borrower shall make monthly payments of interest only, beginning one (1) month after the date of this Note, and continuing monthly thereafter until the Maturity Date.

(ii) Borrower shall pay the entire outstanding principal balance of this Note, together with all accrued and unpaid interest, on the date which is sixty
       (60) months after the date of this Note ("Maturity Date").

       If Borrower fails to make any required payment on or before the date on which it becomes due, Borrower will pay, at Lender's option, a late charge equal to five percent (5%) of the amount of the unpaid payment.

       From and after the Maturity Date, or an earlier date on which all sums owing under this Note become due by acceleration or otherwise, all sums owing under this Note will bear interest until paid in full at a rate equal to five percent (5%) per annum in excess of the rate of interest specified above ("Default Rate").

       All payments on this Note will be applied first to the payment of any costs, fees, late charges, or other charges incurred in Connection with the indebtedness evidenced by this Note; next, to the payment of accrued interest; then to the reduction of the principal balance; or in any other order that Lender requires.

       If:

(a)    Borrower fails to pay when due any sums payable under this Note;

(b)    an Event of Default (defined in the Deed of Trust) occurs;

(c) the property securing this Note, any part of it, or interest in it, is sold, or if the Borrower agrees to sell, convey, or alienate the property, by operation of law or otherwise;

(d) Borrower incurs any debt, the principal amount of which exceeds $3,000,000.00 and which is secured by a deed of trust or other lien on the Property which is senior to the lien of Lender's Deed of Trust; or

(e) any other event or condition occurs that, under the terms of the Deed of Trust, gives rise to a right of acceleration of sums owing under this Note, then Lender, at its sole option,will have the right to declare all sums owing under the Note immediately due. However, if any document related to this Note provides for the automatic acceleration of payment of sums owing under this Note, all sums owing will be automatically due in accordance with the terms of that document.

       Borrower will have the right to pay, without penalty or premium, on any monthly payment date, all or any portion of the outstanding principal amount of this Note prior to the Maturity Date on not less than five (5) days' prior written notice to Lender. However, any prepayment will be in an amount of not less than $10,000.00. Lender will apply all prepayments first to the payment of any costs, fees, late charges, or other charges incurred in connection with the indebtedness evidenced by this Note; next, to the payment of accrued interest; then to the outstanding principal amount of this Note in inverse order of maturity, or, at the option of Lender, in the regular order of maturity; or in any other order that Lender requires.

       Borrower will pay to Lender all sums owing under this Note without deduction, offset, or counterclaim of any kind. The relationship of Borrower and Lender under this Note is solely that of borrower and lender, and the loan evidenced by this Note and secured by the Deed of Trust will in no manner make Lender the partner or joint venturer of Borrower.

       If any attorney is engaged by Lender to enforce or construe any provision of this Note, the Deed of Trust, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower will immediately pay to Lender on demand all attorney fees and other costs incurred by Lender, together with interest from the date of the demand until paid at the Default Rate.

       No previous waiver or failure or delay by Lender in acting with respect to the terms of this Note or the Deed of Trust will constitute a waiver of any breach, default, or failure of condition under this Note or the Deed of Trust. A waiver of any term of this Note or the Deed of Trust must be made in writing and will be limited to the express written terms of the waiver.

       All notice required or permitted in connection with this Note will be in writing and will be given at the place and in the manner provided in the Deed of Trust for the giving of notices.

       If this Note is executed by more than one person or entity as Borrower, the obligations of each person or entity will be joint and several. No person or entity will be a mere accommodation maker, but each will be primarily and directly liable. Borrower waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses, or losses and interest; notice of interest on interest and late charges; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests to properties securing payment of this Note. Time is of the essence with respect to every provision of this Note. This Note will be construed and enforced in accordance with California law, except to the extent that Federal laws pre-empt state law, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State Court within California having proper venue and also consent to service of process by any means authorized by California or Federal law.

                                BORROWER:
                                HoloWorld, Inc., a Delaware corporation

                                By:  ________________________

                                Its: ________________________

                                  EXHIBIT "E"

                       TO AGREEMENT OF PURCHASE AND SALE

                           PERSONAL PROPERTY SECURITY

                           Recording Requested By and

                           When Recorded Mail To and

Mail Tax Statements To:

                          [Space above for recorder.]

                           LEASE AND PURCHASE OPTION

                           (Short Form - Memorandum)

       This Lease and Purchase Option (Short Form Memorandum) dated as of_____________ 1998 is by and between M & Z Valley Associates, LLC, a California limited liability company, with its principal office located at 1332 Park View Avenue, Suite 101, Manhattan Beach, California 90266,
       Attention: John Zahoudanis ("Landlord"), and Holoworld, Inc., a Delaware corporation, with its principal office located at 21800 Oxnard Street, Suite 220, Woodland Hills, CA 91367 ("Tenant").

WITNESSETH

1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain real property ("Premises") located at ________________________________, in the County of Orange, State of
       California, described on Schedule .1. attached hereto and incorporated by reference herein ("Premises") at the rental and upon all of the terms and conditions set forth in that certain Real Estate Lease of even date herewith between the parties hereto, which is incorporated herein by this reference ("Lease").

2. The Premises is leased for a term of twenty (20) years, subject to Tenant's option to purchase the Property as set forth in paragraph 3 below. The Commencement Date under the Lease shall occur one hundred twenty (120) days after Substantial Completion of the Improvements (as defined in the Lease).

3.     Tenant has an option to purchase the Premises for a period of eighteen
       (18) months after the Commencement Date, on the terms and for the price set forth in the Lease.

4. The Lease provides, among other things, that Tenant shall have the rights of ingress and egress to and from the Premises and all other rights appurtenant to the Premises.

5. Should there be any inconsistency between the terms of this instrument and the Lease, the terms of the Lease shall prevail.

       IN WITNESS WHEREOF, each of the parties hereto has executed this instrument as of the date first above written.

                                "TENANT"

                                Holoworld, Inc.,
                                a Delaware corporation

                                By:  _________________

                                Its: _________________


                                "LANDLORD"

                                M & Z VALLEY ASSOCIATES, LLC,
                                a California limited liability company


                                By:  Centrium Associates, LLC, a California
                                     limited liability company, Manager


                                By:
                                     John Zahoudanis, its Manager


                                By:  MCC Capital Incorporated,
                                     a California corporation, Manager


                                By:  Michael McCarthy,
                                     President and Secretary

                       SCHEDULE I TO MEMORANDUM OF LEASE

                               LEGAL DESCRIPTION

STATE OF CALIFORNIA        )
                           )
COUNTY OF                  )

       On ____________________ before me, the undersigned notary public, personally appeared { ] personally known to me [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the sarlie in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

       WITNESS my hand and official seal.


                                Signature

                              EXHIBIT "F" TO LEASE

LETTER OF SEPT.  4, 1998 LISTING DUE DILIGENCE DOCUMENTS

Sidney Haider
Holoworid Inc.
21800 Oxnard St., Suite 220
Woodland Hills, CA 91367

Re: Due Diligence Documents



Dear Sidney,

       Attached you will find the due diligence documents per the terms of our purchase and sale agreement.

1)     Notice of Special Tax.

2)     Site plan of the shopping center.

3)     Grant Deed.

4)     Preliminary Title Report.

5)     Development Agreement between County of Orange and MVC.

6)     Development Plan and Supplemental Text for the Aliso Viejo Planned
       Community.

7)     Declarations of Restrictions and Covenants.

8) Declaration of Covenants, Conditions & Restrictions & Reservations of Easements for Park Plaza at Aliso Viejo with attached Amendments.

9) Declaration of Covenants, Conditions & Restrictions for Aliso Viejo Community Assn.

10) Declaration of CC&Rs and Reservation of Easements for Pacific Park Town Center.

11)    Sign Program.

12)    Second Amendment to Park Plaza Rules and Regulations.

13)    County of Orange Off-street Parking Regulations.

14)    Architectural Guidelines.

15)    Geotechnical Report of Rough Grading.

       Should you have any questions please contact me at 310 546-5486.

                                Sincerely,

                              EXHIBIT "G" TO LEASE

                           CONCEPT PLAN FOR HOLOWORLD